         As filed with the Securities and Exchange Commission on March 15, 2005.


                                                    1933 Act File No. 333-120052
                                                     1940 Act File No. 811-21661

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check Appropriate Box or Boxes)
          / / REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          /X/   Pre-Effective Amendment No. 1
          / /   Post-Effective Amendment No. __

                                     and/or

          / / REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          /X/   Amendment No. 1

               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                11 MADISON AVENUE, 13TH FLOOR, NEW YORK, NY 10010
                -------------------------------------------------
                    (Address of Principal Executive Officers)

                                (212) 325 - 2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

                               STACIE YATES, ESQ.
                          11 MADISON AVENUE, 13TH FLOOR
                               NEW YORK, NY 10010
                               ------------------
                     (Name and Address of Agent For Service)

                          Copies of Communications to:

                            MICHAEL S. CACCESE, ESQ.
                   KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
                                 75 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/

     It is proposed that this filing will become effective (check appropriate box):
              / / when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                    PROPOSED
                                                    MAXIMUM            PROPOSED MAXIMUM          AMOUNT OF
   TITLE OF SECURITIES        AMOUNT BEING     OFFERING PRICE PER     AGGREGATE OFFERING        REGISTRATION
    BEING REGISTERED          REGISTERED(1)           UNIT                  PRICE                FEES(1)(2)
--------------------------------------------------------------------------------------------------------------
Units of Limited
Liability Company
Interest, par value $0.01     10,000                $ 100.00            1,000,000                $126.70


(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.


(2) A Registration fee of $126.70 was previously paid in connection with the initial filing filed on October 28, 2004 at the then effective fee rate.


       The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO NOTIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                     SUBJECT TO COMPLETION MARCH 15, 2005


                                   PROSPECTUS

                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC

            Each issuing Units of Limited Liability Company Interests


                        EACH REGISTRANT'S   EACH REGISTRANT'S    PROCEEDS TO EACH
                         PRICE TO PUBLIC     SALES LOAD (1)       REGISTRANT (2)
                         ---------------     --------------       --------------
         Per Unit       $            100    $         3.50       $        96.50
         ----------------------------------------------------------------------
         Total          [$             ]    [$           ]       [$           ]
         ----------------------------------------------------------------------



(1) Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. Under a right of accumulation offered by a Fund (as defined below), the amount of each additional investment in a specific Fund by a member of that Fund (a "Member") will be aggregated with the amount of the Member's initial investment (including investment in the other Fund) and any other additional investments by the Member in determining the applicable sales load at the time of such investment. No sales load will be charged to certain types of investors. See "Distribution Arrangements".

(2) CSFB Alternative Capital, Inc. or an affiliate has agreed to pay offering and organizational expenses in excess of [_] per share.

CSFB Alternative Capital Multi-Strategy Fund, LLC ("Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Fund, LLC ("Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Fund, LLC ("Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Fund, LLC ("Relative Value Fund") and CSFB Alternative Capital Tactical Trading Fund, LLC ("Tactical Trading Fund") (each singly a "Fund" and collectively the "Funds") are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. Each of the Funds is a feeder fund that invests directly in a corresponding master fund that is a fund of hedge funds.

Credit Suisse First Boston LLC (the "Distributor") acts as the distributor of units of limited liability company interests ("Units") of each Fund on a best efforts basis, subject to various conditions. A Fund's Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. Each Fund expects to deliver Units purchased in the initial offering on or about [MONTH DAY], 2005 or on such earlier or later date as the Distributor may determine. Neither the Distributor nor any other broker-dealer is obligated to buy from each Fund any of the Units. There is no minimum aggregate amount of Units of a Fund required to be purchased in the initial offering. Any amounts received in connection with the offer of Units will be promptly placed in an escrow account with the Funds' escrow agent, prior to their investment in a Fund. In addition, the Distributor (or other affiliates of CSFB Alternative Capital, Inc.) may pay from its own resources additional compensation, commissions or promotional incentives either at the time of sale or on an ongoing basis, to broker-dealers for a Fund's Units sold by such broker-dealers. Such payments may be made for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, the provision of information and support to clients, and the provision of other services. The receipt of such payments could create an incentive for a third party to offer the Funds instead of similar investments where such payments are not received.

In making an investment decision, a prospective member must rely upon his, her or its own examination of a Fund and the terms of the offering, including the merits and risks involved in an investment in a Fund's Units described in this prospectus ("Prospectus").


Each Fund's Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under a Fund's Limited Liability Company Agreement (the "LLC Agreement"), the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to members, each Fund may from time to time offer to repurchase Units pursuant to written tenders by members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by a Fund's Board of Managers, in its sole discretion. However, members do not have the right to require a Fund to redeem any or all of their Units in the Fund.

Each Fund's Units have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in a Fund's Units. Any representation to the contrary is a criminal offense.


                                [MONTH DAY], 2005

TO ALL PROSPECTIVE MEMBERS


No person has been authorized to make any representations concerning a Fund that are inconsistent with those contained in this Prospectus. Prospective members should not rely on any information not contained in this Prospectus, the statement of additional information ("SAI") or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of a Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective members receiving this document). Prospective members should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective member should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in a Fund.

AN INVESTMENT IN A FUND INVOLVES A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A MEMBER MAY LOSE SOME OR ALL OF ITS INVESTMENT. BEFORE MAKING AN INVESTMENT DECISION, A PROSPECTIVE MEMBER AND/OR A PROSPECTIVE MEMBER'S ADVISER SHOULD (i) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO THE PROSPECTIVE MEMBER'S INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (ii) CONSIDER FACTORS SUCH AS THE PROSPECTIVE MEMBER'S PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE AND LIQUIDITY NEEDS. SHORT-TERM PROSPECTIVE MEMBERS, PROSPECTIVE MEMBERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE MEMBERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN A FUND SHOULD NOT INVEST IN THE FUNDS.


This Prospectus provides the information that a prospective member should know about a Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about a Fund, including the SAI dated [MONTH DAY], 2005, has been filed with the SEC. The SAI and the Funds' annual and semiannual reports (once such reports are produced) are available upon request and without charge by writing to a Fund at 11 Madison Avenue, 13th Floor, New York, NY 10010 or by calling a Fund collect at 212-325-2000. Members may also make written or telephonic inquiries or request other information about the Funds at this address and telephone number. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 49 of this Prospectus. The SAI and other information about a Fund are also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective members and is not intended to be an active link. Since the Funds' do not maintain a website, the Funds do not make the SAI, and annual and semiannual reports available in this manner.


Fund Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. No Fund has authorized anyone to provide you with different information. No Fund is making an offer of its Units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. Each Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.


FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING FUND UNITS, SEE "RISK FACTORS" BEGINNING ON PAGE 25 OF THIS PROSPECTUS.

                                TABLE OF CONTENTS



PROSPECTUS SUMMARY                                                      1
SUMMARY OF FEES AND EXPENSES                                            15
THE FUNDS                                                               17
INVESTMENT PROGRAMS OF THE FUNDS                                        18
  Multi-Strategy Fund                                                   18
  Event Driven Fund                                                     19
  Long/Short Equity Fund                                                19
  Relative Value Fund                                                   20
  Tactical Trading Fund                                                 21
  Investment Policies                                                   22
  Leverage                                                              23
  Investment Process                                                    23
  Manager Selection and Strategy Composition                            24
  Risk Management                                                       25
  Strategy Allocation                                                   25
RISK FACTORS                                                            25
  Principal Risk Factors Relating to the Funds' Structure               25
  Potential Conflicts of Interest                                       28
  Principal Risk Factors Relating to Hedge Funds                        29
  Limits of Risk Disclosures                                            35
USE OF PROCEEDS                                                         35
MANAGEMENT OF THE FUNDS AND THE MASTER FUNDS                            35
  General                                                               35
  Portfolio Managers                                                    36
  Administrative, Accounting, Custody, Transfer Agent and               36
    Registrar Services
  Member Servicing Arrangements                                         37
HEDGE FUND MANAGERS                                                     37
SUBSCRIPTIONS FOR UNITS                                                 38
  Subscription Terms                                                    38
  Member Qualifications                                                 38
REPURCHASES AND TRANSFERS OF UNITS                                      39
  No Right of Redemption                                                39
  Repurchases of Units                                                  39
  Repurchase Procedures                                                 40
  Mandatory Repurchase by a Fund                                        41
CALCULATION OF NET ASSET VALUE                                          41
UNITS AND CAPITAL ACCOUNTS                                              43
  General                                                               44
  Allocation of Net Profits and Losses                                  44
  Allocation of Special Items                                           44
  Reserves                                                              44
VOTING                                                                  44
TAXES                                                                   44
  Tax Treatment of Fund Operations                                      45
DISTRIBUTION ARRANGEMENTS                                               46
  General                                                               46
  Purchase Terms                                                        46
GENERAL INFORMATION                                                     48
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION            49
APPENDIX A: MEMBER CERTIFICATION                                        50
APPENDIX B: LLC AGREEMENT                                               52
APPENDIX C: PERFORMANCE INFORMATION                                     53

PROSPECTUS SUMMARY

The following is only a summary of this prospectus (the "Prospectus") and does not contain all of the information that you should consider before investing in a Fund. You should review the more detailed information contained in this Prospectus and in the statement of additional information ("SAI").

THE FUNDS


Each of the Multi-Strategy Fund, the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund, and the Tactical Trading Fund is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. CSFB Alternative Capital, Inc. serves as each Master Fund's investment adviser (the "Adviser").

The Funds are feeder funds that each invests directly in a corresponding master fund that is a fund of hedge funds. Each Fund will offer and sell units of limited liability company interests (the "Units") in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (primarily taxable high net worth individuals and institutional investors), as defined below. Unlike many private investment funds, however, each Fund is able to offer Units without limiting the number of members who may participate in its investment program.


Eligible Investors who purchase Units of a respective Fund and other persons who acquire Units and are admitted to a Fund by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of the respective Fund (the "Members").

EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund seeks to maximize its risk-adjusted performance by investing in pooled investment vehicles (collectively, "Hedge Funds").

 - The Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining broad exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's (as defined herein) evaluation of the relative prospects and risks. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund accordingly as discussed below.

 - The Event Driven Fund invests substantially all of its assets in both emerging markets and event driven Hedge Funds that pursue event driven strategies globally such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage. Event driven Hedge Fund managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies.

 - The Long/Short Equity Fund invests substantially all of its assets in Hedge Funds in the long/short equity, equity market neutral and dedicated short equity strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/short equity strategies may be implemented in particular geographic regions or industries. Long/short equity Hedge Funds seek to identify mispriced equities, and Hedge Fund managers generally construct and manage portfolios of both long and short equity positions.


 - The Relative Value Fund invests substantially all of its assets in Hedge Funds that pursue relative value strategies such as convertible arbitrage, fixed income arbitrage, emerging markets, equity market neutral and multi-strategy arbitrage globally. Hedge Funds employing relative value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their relative value arbitrage strategies.


 - The Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue tactical trading strategies such as global macro, emerging markets, fixed income arbitrage, managed futures and currency trading globally. Tactical trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their global macro and managed futures strategies.

 - However, each Fund other than the Multi-Strategy Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than the strategy indicated by the Fund's name.


THE FUNDS


Each of the Funds acts as a feeder fund and shares the same basic structure. With reference to the table below, each Fund seeks to achieve its investment objective by investing all or substantially all of its investable assets in a corresponding Master Fund. The Multi-Strategy Fund, which invests through a corresponding Master Fund, may in the future invest substantially all of its investable assets in the Master Funds corresponding to the other Funds if Securities and Exchange Commission ("SEC") exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted. In the event such exemption is not granted, the Multi-Strategy Fund will continue to invest through its Master Fund. Each Master Fund emphasizes allocation of member capital across one or more hedge fund strategies through a diversified portfolio of Hedge Funds managed by independent investment managers (the "Hedge Fund Managers").


                   FUND                              MASTER FUND
           -------------------               --------------------------
           |                 |               |CSFB Alternative Capital|
           |  Multi-Strategy | ------------->|     Multi-Strategy     |
           |       Fund      |               |    Master Fund, LLC    |
           -------------------               --------------------------

           -------------------               --------------------------
           |                 |               |CSFB Alternative Capital|
           |   Event Driven  |-------------->|      Event Driven      |
           |       Fund      |               |    Master Fund, LLC    |
           -------------------               --------------------------

           -------------------               --------------------------
           |                 |               |CSFB Alternative Capital|
           |Long/Short Equity|-------------->|   Long/Short Equity    |
           |       Fund      |               |    Master Fund, LLC    |
           -------------------               --------------------------

           -------------------               --------------------------
           |                 |               |CSFB Alternative Capital|
           |  Relative Value |-------------->|     Relative Value     |
           |       Fund      |               |    Master Fund, LLC    |
           -------------------               --------------------------

           -------------------               --------------------------
           |                 |               |CSFB Alternative Capital|
           | Tactical Trading|-------------->|    Tactical Trading    |
           |       Fund      |               |    Master Fund, LLC    |
           -------------------               --------------------------


Each Master Fund's (and potentially in the future, the Multi-Strategy Fund's) Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and also as a "commodity pool operator" with the Commodity Futures Trading Commission. The Adviser is a member of the National Futures Association and, to the extent described in this Prospectus, the Master Funds may invest in futures and other derivatives.


Each Master Fund may borrow to facilitate purchases and redemptions of Units. Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and to bridge financing gaps related to redemptions of Hedge Fund investments by the Master Funds. Additionally, certain Hedge Fund Managers borrow money, trade securities or futures on margin or leverage their investments through various means.

The Funds offer Eligible Investors the following advantages:

    - EASY ACCESS AND A LOW MINIMUM INVESTMENT SIZE -- The Funds offer Eligible Investors exposure to Hedge Funds that may not be accepting capital from new investors or may have relatively high minimum investment amounts.

    - PROFESSIONAL PORTFOLIO MANAGEMENT-- The Adviser employs an investment process to manage the Funds and Master Funds.

    - ONGOING HEDGE FUND MANAGER MONITORING -- Hedge Funds in the Master Funds are monitored by the Adviser on a regular basis with the goal of identifying managers who are underperforming, unexpectedly changing their investment strategies or taking unusual risks.

    - DIVERSIFICATION -- The Funds seek to take advantage of low correlations among Hedge Funds and where appropriate, strategies, to provide diversification benefits to Members. The aim of diversification is to manage risk and to reduce the volatility of returns.

    - LIMITED LIABILITY-- Losses to Members in the Funds are limited to the size of their investments.

THE FUNDS' INVESTMENT PROGRAM


The Adviser employs a specialist-based approach to investing that seeks to combine in-depth research and recommendations with risk management, due diligence and management oversight. The Adviser relies upon its fund of fund investment management team, Hedge Fund Investment Group ("HFI"), to identify potential fund of fund investments. HFI's research personnel are assigned to focused areas of expertise, which encompass similar hedge fund investment strategies. HFI is responsible for researching one or more of the following strategies (as so defined and referenced throughout this Prospectus), and may additionally perform research on hedge fund strategies that are relatively unique, and grouped together as "Other":



           STRATEGIES                            SUB-STRATEGIES
           Equity Market Neutral                 -    Quantitative
                                                 -    Statistical

           Event Driven                          -    Distressed
                                                 -    Risk Arbitrage
                                                 -    Multi-Strategy

           Convertible Arbitrage

           Long/Short Equity                     -    Global Diversified
                                                 -    U.S. Diversified
                                                 -    Europe Diversified
                                                 -    Asia
                                                 -    Japan
                                                 -    Financials
                                                 -    Health Care
                                                 -    Technology

           Dedicated Short

           Global Macro

           Managed Futures                       -    Trend Following
                                                 -    Other

           Fixed Income Arbitrage

           Emerging Markets                      -    Multi-Strategy
                                                 -    Equity
                                                 -    Fixed Income

           STRATEGIES                            SUB-STRATEGIES
           Multi-Strategy

           Other


HFI's investment process has three basic components:

    -   Manager selection and strategy composition
    -   Risk management
    -   Strategy allocation


HFI reviews Hedge Fund Managers to which it currently allocates assets, other established Hedge Fund Managers and those who are launching Hedge Funds, and focuses its resources on those Hedge Fund Managers it believes are potential candidates for inclusion in its portfolios. A qualitative assessment of Hedge Fund Managers' businesses through on-site visits is a component of HFI's due diligence process. HFI's evaluation of a Hedge Fund Manager also involves a combination of qualitative factors including, among others, independent reference checks, operational and trading risk management due diligence and an analysis of its business structure. Based upon their due diligence, HFI's research personnel formulate recommendations and present those recommendations to the senior management personnel ultimately responsible for selecting Hedge Funds in which to invest.


Post-investment, risk management professionals monitor HFI's Hedge Fund investments and collaborate with research personnel in analyzing sources of risk and performance in individual Hedge Funds. Risk management professionals, together with the research personnel assigned to the Master Funds, are responsible for ensuring that the Master Funds are managed in a manner consistent with their investment objectives.

HFI sets target strategy allocations that reflect both its view of the prospects for each of the strategies and the objectives of the Funds. The goal of the strategy allocation process is to opportunistically position the Funds to take advantage of market dynamics and market cycles subject to their investment objectives. This process stresses qualitative and forward-looking criteria as well as quantitative risk analysis.

As set forth above, each Fund attempts to achieve its objective by investing all or substantially all of its investable assets in the Master Fund(s). The Master Funds allocate capital to one or more strategies through a diversified portfolio of Hedge Funds. See "Investment Programs of the Funds -- Investment Process".

THE INVESTMENT ADVISER

The Adviser, a Delaware corporation, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is also registered with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator" and is a member of the National Futures Association.

The Adviser is responsible for identifying what it considers to be attractive investment opportunities and for day-to-day management of each Fund's portfolio. The Adviser and HFI, its fund-of-funds management division, have been creating and managing fund-of-funds portfolios since 1994. As part of Credit Suisse Group, the Adviser benefits from resources it believes are unavailable to many of its competitors, including access to a wide-ranging experienced group of market professionals that provide insights into financial markets, trading conditions and security valuations. These financial resources enable it to commit significant time and expense to building and maintaining the Adviser's operational and technological infrastructure.

Although the Adviser has considerable experience in fund-of-funds investing, trading and risk management; it does not however, have any experience in managing an SEC-registered fund. HFI has an extensive network of industry contacts with Hedge Fund Managers and broker-dealers. As a result of its longstanding ties in the Hedge Fund industry, the HFI group has access to many new and established Hedge Fund Managers that may not be accepting capital from new investors or be open to other managers.


Subject to policies adopted by the Board of each Fund and applicable law, the Adviser is responsible for the day-to-day management of each Master Fund and for the allocation of each Master Fund's assets to various Hedge Funds. Similarly, the Adviser is responsible for the allocation of the Multi-Strategy Fund's assets among the Master Funds. The principals of the Adviser will devote such time to the ongoing operations of each Master Fund and the Multi-Strategy Fund as they deem appropriate in order to implement and monitor each investment program.

See "Management of the Funds and the Master Funds-- General".

MANAGEMENT FEE


Each Master Fund pays the Adviser a fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of its outstanding interests determined as of the last day of each month and payable quarterly (before any repurchases of interests). See "Management of the Funds and the Master Funds --General".


ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT AND REGISTRAR SERVICES


PFPC Inc. (the "Administrator") provides certain administrative services to the Funds and the Master Funds. In consideration of these services, each Fund will pay the Administrator a fee which is not expected to exceed [___]% per annum of the aggregate value of outstanding Units determined as of the last day of each calendar month and paid monthly (the "Administration Fee"). Each Fund may also, based upon its interest in the Master Fund, bear a proportionate interest in the Administration Fee paid by the Master Fund. PFPC Trust Co. (the "Custodian") serves as each Fund's and each Master Fund's custodian. The principal business address of the Administrator and the Custodian is 301 Bellevue Parkway, Wilmington, Delaware 19809.

The Adviser may provide certain services to each Fund. These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to each Fund and Master Fund. In consideration for certain administrative services to the Funds and the Master Funds, each Fund may pay the Adviser or its affiliates a fee computed at the annual rate of 0.10% of the aggregate value of outstanding Units, (before any repurchases of interests) determined as of the last day of each calendar month and paid quarterly (the "Services Fee"). See "Management of the Funds and the Master Funds -- Administrative, Accounting, Custody, Transfer Agent and Registrar Services".


MEMBER SERVICING ARRANGEMENTS


Each Fund will pay a fee computed at the annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month (before any repurchases of Units) (the "Member Servicing Fee") and paid quarterly, to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Funds that are their customers ("Member Service Providers") and for the Distributor's ongoing investor servicing. Each Member Service Provider will be paid based on the aggregate value of outstanding Units held by investors that receive services from the Member Service Provider. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to Member Service Providers for ongoing investor servicing. See "Management of the Funds and the Master Funds -- Member Servicing Arrangements". The receipt of such payments could create an incentive for a third party to offer the Funds instead of similar investments where such payments are not received.


INVESTOR ELIGIBILITY

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes:

    - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

    - Any natural person who has a net worth or joint net worth with that person's spouse, at the time of purchase that exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

    - An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;


    - A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

    - A Manager or executive officer of a Fund;


    - An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in a Fund and that is one of the following:
      (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Massachusetts or similar business trust;


    - An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," or "savings and loan association," (within the meaning of Regulation D under the Securities Act of 1933 (the "1933 Act") or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

    - A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

    - An investment company registered under the 1940 Act;

    - An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

    - An insurance company as defined in Section 2(13) of the 1933 Act;

    - A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

    - An entity in which all of the equity owners meet the qualifications set forth above.

After that initial purchase, existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. The qualifications required to invest in a Fund will appear in an application form that must be completed by each prospective Member. See "Subscriptions for Units -- Member Qualifications".

With the exception of seed money investments by the Adviser, which is required by law, the Funds are only open to investment by Eligible Investors as set forth above.

MEMBER SUITABILITY

An investment in the Funds involves substantial risks. It is possible that a Member may lose some or all of the Member's investment. Before making an investment decision, a prospective Member and/or a prospective Member's adviser should (i) consider the suitability of this investment with respect to the prospective Member's personal investment objectives and individual situation and
(ii) consider factors such as the prospective Member's personal net worth, income, age, risk tolerance and liquidity needs. See "Risk Factors".

Short-term prospective Members, prospective Members with immediate liquidity needs and prospective Members who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in a Fund should not invest in the Funds.

THE OFFERINGS


Each Fund is offering [$_______] in Units through the Distributor and through broker-dealers that have entered into selling agreements with the Distributor. See "Distribution Arrangements". It is expected that the initial offering of Units will close on [MONTH DAY], 2005. Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board of each Fund. The Board of any Fund may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted. The minimum initial investment in a Fund by any Eligible Investor is $50,000 and the minimum additional investment in a Fund by a Member is $50,000. A Fund may accept investments for lesser amounts (which will not be less than $25,000) under certain circumstances. Certain selling broker-dealers and financial advisers may impose higher minimums.

Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. The sales charge will be added to each prospective Member's purchase amount, and will not constitute part of a Member's capital contribution to a Fund or part of the assets of a Fund.

Under a right of accumulation offered by each Fund, the amount of each additional investment in a Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load at the time of subsequent purchases. The right of accumulation also applies to investments in a Fund by an investor's spouse and investments for certain related accounts. In addition, no sales load will be charged to certain types of investors. To be eligible to receive a waiver of the sales load, an investor must advise the Distributor or the selling broker or dealer when making an investment. See "Distribution Arrangements".

The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation, either at the time of sale or on an ongoing basis, to brokers and dealers in respect of Units sold by such brokers and dealers.


See "Subscriptions for Units-- Subscription Terms" and "Distribution Arrangements".

BORROWING AND USE OF LEVERAGE


Each Master Fund may employ borrowing to facilitate purchases and redemptions of Units. Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting cash from Hedge Fund redemptions. Borrowings (other than temporary borrowings of less than 5% of the Master Fund's assets) will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement and may result in greater losses than would occur if such Hedge Funds did not borrow. See "Risk Factors -- Principle Risk Factors Relating to the Hedge Funds -- Use of Leverage" and "Investment Programs of the Funds -- Leverage".


CLOSED-END FUND STRUCTURE: LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS

The Funds and the Master Funds have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, Hedge Fund investments are often illiquid. For this reason, the Funds and the Master Funds are organized as closed-end funds. See "Risk Factors".

The Funds will not list the Units on any securities exchange and it is not expected that any secondary market will develop for the Units. Members will not be able to redeem their Units on a daily basis because the Funds are closed-end funds. In addition, Units are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors. Broker-dealers or a Fund may require substantial documentation in connection with a requested transfer of Units, and Members should not expect that they will be able to transfer Units at all. Attempted transfers may require a substantial amount of time to effect. Units currently may not be exchanged for Units of any other Fund. As described below, however, in order to provide a limited degree of liquidity, each Fund will consider whether to conduct quarterly repurchase offers for its outstanding Units. An investment in a Fund is suitable only for Members who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments. See "Risk Factors -- Principal Risk Factors Relating to the Funds' Structure -- Limited Liquidity" and "Risk Factors -- Principal Risk Factors Relating to Hedge Funds -- Illiquid Investments".

TENDER OFFERS AND OTHER REPURCHASES OF UNITS BY A FUND


Because the Funds are closed-end funds, Members do not have the right to require a Fund to redeem any or all of their Units. To provide a limited degree of liquidity to Members, each Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of each Fund, in its sole discretion. In determining whether a Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. In this regard, the Board expects that a Fund will offer to repurchase Units from Members on September 30, 2005. The Board expects that after that date each Fund will ordinarily offer to repurchase Units from

Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately following business day). See "Repurchases and Transfers of Units".


Any Member tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early withdrawal charge of 2.00% (as a percentage of repurchase proceeds) which will be netted against withdrawal proceeds and remain in the Fund.


Each Fund's assets consist primarily of interests in a Master Fund. The Multi-Strategy Fund may in the future invest in more than one Master Fund if it receives SEC exemptive relief from certain prohibitions. Such relief is not assured. In order to finance the repurchase of Units pursuant to the tender offers, a Fund may find it necessary to liquidate all or a portion of its interest in a Master Fund. Because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interest only pursuant to repurchase offers by its respective Master Fund. A Fund will not conduct a repurchase offer for Units unless a Master Fund in which it invests simultaneously conducts a repurchase offer for the Master Fund's interests. Each Master Fund's Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit each Fund to meet its obligations under its repurchase offers. However, there are no assurances that a Master Fund's Board will, in fact, decide to undertake such a repurchase offer. A Fund cannot make a repurchase offer larger than a repurchase offer made by the respective Master Fund. Each Master Fund will make repurchase offers, if any, to all of its Members, including the corresponding investing Fund(s), on the same terms. This practice may affect the size of a Master Fund's offers. Subject to a Master Fund's investment restriction with respect to borrowings, a Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Each Fund has the right to repurchase Units of Members if the Board determines that the repurchase is in the best interest of a Fund or upon the occurrence of certain events specified in a Fund's Limited Liability Agreement (the "LLC Agreement"), including, but not limited to, Members' attempted transfers in violation of the transfer restrictions described above. See "Repurchases and Transfers of Units -- No Right of Redemption" and "-- Repurchases of Units".


DISTRIBUTION POLICY

No Fund presently intends to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See "Taxes".

ALLOCATION OF PROFIT AND LOSS

The net profits or net losses of a Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See "Units and Capital Accounts -- Allocation of Net Profits and Losses".

PROVISION OF TAX INFORMATION TO MEMBERS


Each Fund will furnish to Members, as soon as practicable after the end of each taxable year, such information as is necessary for them to complete federal and state tax returns or information returns along with any tax information required by law. However, a Master Fund may not receive tax information from Hedge Funds in a timely manner sufficient to enable the Fund to prepare its returns in time without filing an extension with the Internal Revenue Service (or state agencies). Accordingly, it is expected that any such Members will be required to obtain extensions of time to file their tax returns. Each Fund anticipates sending Members a semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "Fiscal Year" below.


TAXATION

Each Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Funds should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return, to the extent required, the Member's distributive share of a Fund's taxable income or loss. If a Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of that Fund would be subject to corporate income tax and any distributions of profits from that Fund would be treated as dividends. See "Taxes".

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES


The Funds are not designed for tax-exempt and tax-deferred investors. Because the Funds, the Master Funds, and the Hedge Funds may use leverage, tax-exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors may incur income tax liability to the extent a Fund's or a Master Fund's transactions are treated as giving rise to unrelated business taxable income. The Funds are not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Units. See "Taxes".


FISCAL YEAR

The fiscal year of each Fund shall end on March 31, with the taxable year ending on December 31.

RISK FACTORS

The investment programs are speculative and entail substantial risks. No assurance can be given that a Fund's or its corresponding Master Fund's investment objectives will be achieved. All of the Funds have certain common risks and each Fund has certain specific risks related to its strategy or strategies. In addition, all of the Master Funds share certain risks posed by the Hedge Funds in which they invest. Since it invests using a number of strategies, the Multi-Strategy Fund shares some or all of the risks of the other Funds. The following is a summary of the risks to which a Member in a Fund is subject.

RISKS COMMON TO EACH FUND


    - LIMITED OPERATING HISTORY -- Each Fund is a closed-end management investment company with no history of operations. The Adviser has limited experience in operating a fund such as each of the Funds described herein.


    - LACK OF LIQUIDITY OF UNITS -- Each Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle or for short-term investing. The Funds do not currently intend to list the Units for trading on any securities exchange. There is no secondary trading market for Units, and it is not expected that such a market will develop. Units therefore are not readily marketable. Because each Fund is a closed-end management investment company, Units may not be redeemed on a daily basis and they currently may not be exchanged for Units of any other Fund.

    - LACK OF LIQUIDITY OF MASTER FUNDS -- The Master Funds will typically only be able to redeem their investments in Hedge Funds on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors during which time an investor may not redeem all or part of its interest in the Hedge Fund, or may only redeem by paying a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment in a Hedge Fund but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact a Fund's ability to redeem and thus affect a Member's ability to redeem.


    - NO GUARANTEE OF QUARTERLY REPURCHASE OFFERS -- Although each Fund, at the discretion of that Fund's Board, will consider whether to make quarterly repurchase offers of its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a stock exchange or offer more frequent liquidity. There is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a repurchase offer is oversubscribed by Members, a Fund will repurchase only a pro-rata portion of the Units tendered by each Member. The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, a Fund may not be able to complete repurchases if the corresponding Master Fund is unable to repurchase a portion of that Fund's interest in the Master Fund due to the Master Fund's inability to liquidate a portion of its Hedge Fund investments. In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by the applicable Board.


    - POTENTIAL CONSEQUENCES OF QUARTERLY REPURCHASE OFFERS -- Each Fund's repurchase offer policy may have the effect of decreasing the Fund size and thus the size of the corresponding Master Fund. It may therefore force a Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to a Master Fund and cause its expense ratio to increase. In addition, a Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing a Master Fund's ratio of illiquid to liquid investments for the Fund's remaining Members and may negatively impact performance or the ability of the remaining Members to redeem.


    - LAYERING OF FEES -- Each Fund and Master Fund's fees and expenses, including the Management Fees and Services Fees, and the Member Servicing Fee payable to the Adviser and the Distributor, respectively, and the compensation of the Hedge Fund Managers, result in two levels of fees and potentially greater expenses than would be associated with direct investment into a Hedge Fund. Each Strategy Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.


    - ALLOCATION AMONG HEDGE FUND MANAGERs -- The Adviser may, from time to time, change the percentage of a Master Fund's assets allocated to its Hedge Fund Managers. Allocation changes may occur for a number of reasons including as a result of a Fund and, in turn, a Master Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional funds (for example, because of capacity restrictions). At times, a Master Fund might have to place some or all of any additional capital with other Hedge Funds. Each Fund's success may depend, therefore, not only on the Hedge Fund Managers the Adviser has selected for the Master Fund(s) and its ability to allocate the assets of the Master Fund(s) successfully among those Hedge Funds, but also on the Adviser's ability to identify new Hedge Fund Managers for investment. See "Risk Factors".


    - INCREASE IN ASSETS UNDER MANAGEMENT -- As each Master Fund's assets increase, more capital will be allocated to the Hedge Funds it selects. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance will be given that their strategies will continue to be successful or that the return on a Master Fund's investments will be similar to that achieved in the past.


    - TAX RISKS -- Special tax risks are associated with an investment in a Fund. There can be no assurance that the positions of the Funds relating to the consequences of their investment transactions will be accepted by the tax authorities. See "Taxes".


    - CHANGES IN UNITED STATES LAW - If there are changes in the laws of the United States under which a Fund is organized, so as to result in the inability of a Fund to operate as set forth in this Prospectus, there may be a substantial effect on Members.


    - USE OF LEVERAGE -- The Master Funds may employ borrowing to facilitate repurchases of Units or for various cash management purposes. Any such borrowing in excess of short-term borrowings would implicitly leverage a Master Fund's investments, which may increase any loss incurred. Hedge Fund Managers may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the Hedge Fund or the Master Fund. Because of the small profit potential of certain trading strategies, some Hedge Fund Managers on behalf of the Hedge Funds, may use leverage to acquire large positions in an effort to meet their objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. These losses would impact the value of a Master Fund holding such Hedge Funds, and, in turn, Fund(s) invested in the Master Fund. See "Risk Factors -- Principal Risk Factors Relating to Hedge Funds".


    - TEMPORARY DEFENSIVE POSITIONS -- In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows, each Fund or Master Fund (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.


    - DELAY IN USE OF PROCEEDS -- Although the Funds and the Master Funds currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous, and, as a result, a Fund may not achieve its investment objective.


    - OTHER MEMBERS IN A MASTER FUND -- Other Members in a Master Fund may alone, or collectively, own or acquire sufficient voting interests in a Master Fund to control matters relating to the operation of a Master Fund, which may require a Fund to withdraw its investment in a Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from a Master
        Fund) which would require a pro rata division of Hedge Fund investments, dependent upon consent for transfer being provided by such Hedge Funds' Managers. There is no certainty that a distribution in-kind could occur. If securities and other non-cash assets are distributed, a Fund could incur brokerage, tax or other charges in converting those assets to cash. In addition, the distribution in-kind may reduce the range of investments in the portfolio or adversely affect the liquidity of a Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

    - POTENTIAL CONFLICTS OF INTEREST -- The investment activities of the Adviser, the Hedge Fund Managers and their respective affiliates for their own accounts and other accounts they manage, may give rise to conflicts of interest that may disadvantage the Funds and the Master Funds. The Adviser and its affiliates owe a fiduciary duty to each client. The Adviser will endeavor to resolve conflicts in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances. Overtime, investment opportunities are allocated in a manner which the Adviser deems fair and equitable, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser's investment outlook. The Adviser's outlook is based in general on its overall view of market conditions relative to the Master Funds as well as the nature and size of existing positions and cash inflows and redemptions. There is no assurance that all portfolios under the management of the Adviser will hold the same Hedge Funds or will experience similar performance. See "Risk Factors - Potential Conflicts of Interest".

    - DIVERSIFICATION - The Funds are classified as non-diversified under the 1940 Act. Although the Funds may have broad exposure to a number of Hedge Funds they may be susceptible to events affecting particular Hedge Fund strategies or industries, and thus exhibit increased volatility.


RISKS OF THE HEDGE FUNDS


Investing in Hedge Funds either directly or indirectly, as in the case of the Funds, involves certain risks, including the following:


    - Investments in Hedge Funds entail a high degree of risk. It is possible that a Master Fund could lose all or part of its investment in a Hedge Fund, which would directly and adversely affect a Fund's performance. Accordingly, it is possible that a Member could lose all or some of its investment.


    - Each Fund is subject to Hedge Fund strategy risk. Strategy risk refers to the failure or deterioration of investment or trading techniques employed within or across strategies, such that some or all Hedge Fund Managers employing such techniques may suffer significant losses. Losses associated with strategy risk may result from excessive concentration by multiple Hedge Fund Managers in the same or similar trading positions. Likewise, broad events or market dislocations, particularly those accompanied by illiquidity, may adversely affect a wide range of Hedge Funds in certain strategies. Many of the trading or investment strategies employed by Hedge Funds are speculative and involve substantial risks. Specific strategy risks relating to Hedge Fund strategies that may be presented in the Master Funds include:

              THE MULTI-STRATEGY MASTER FUND -- Hedge Funds selected by the Multi-Strategy Master Fund may operate in any strategy and may be subject to some or all of the strategy risks described below.

              THE EVENT DRIVEN MASTER FUND -- Hedge Funds selected by the Event Driven Master Fund generally seek to trade securities of companies undergoing significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies. Such transactional events may diminish at certain points during an economic or business cycle. For example, bankruptcies and liquidations can become scarcer in bull markets and mergers and acquisition volume may diminish in bear markets. Additionally, particularly when opportunities are scarce, several Event Driven Hedge Fund Managers may be concentrated in a reduced number of positions which could be unsuccessful for many different reasons including as a result of various legal and regulatory issues, shareholder concerns, changes in the market environment and company specific factors. In addition the Event Driven Master Fund may be exposed to the risks associated with investment in non-U.S. securities and emerging markets. See "Principal Risk Factors Relating to Hedge Funds - Non-U.S. Securities" and "Principal Risk Factors Relating to Hedge Funds - Emerging Markets".

              THE LONG/SHORT EQUITY MASTER FUND -- Hedge Funds selected by the Long/Short Equity Master Fund typically manage portfolios of both long and short positions in equity securities. The success of such Hedge Fund Managers depends largely on their ability to identify mispriced stocks. Individual Hedge Funds may incorrectly size their positions despite position and risk limits. Excessively large positions may reduce portfolio diversification and could result in significant losses for such Hedge Funds to the extent that such positions decrease in value. Long/Short Equity Hedge Fund Managers rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, Long/Short Equity Hedge Fund Managers typically maintain some level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

              THE RELATIVE VALUE MASTER FUND -- Hedge Funds selected by the Relative Value Master Fund typically employ Relative Value strategies designed to exploit anomalies in the pricing of two or more related securities. Many of these strategies rely upon quantitative methods and historical relationships to predict future price movements. Generally, these Hedge Fund Managers attempt to eliminate exposure to significant risks aside from price differentials between related securities, but may intentionally or unintentionally remain exposed to certain residual risk factors. Furthermore, Hedge Fund Managers often employ significant leverage in order to profit from relatively small mispricings between securities. If anomalies in the prices of related securities do not materialize or are reduced, Hedge Funds with positions in such securities may experience negative performance. Such instances may coincide with significant market dislocations involving illiquidity and the negative performance experienced may be exacerbated by leverage. In addition, many of these strategies rely upon quantitative methods that may be incorrectly derived or historical relationships that may not predict future price movements. The Relative Value Fund may be subject to emerging market risk. See "Principal Risk Factors Relating to Hedge Funds - Emerging Markets".

              THE TACTICAL TRADING MASTER FUND -- Generally, Hedge Funds selected by the Tactical Trading Master Fund opportunistically express directional views in one or several asset classes, such as currencies, fixed income securities, commodities, equities and equity indexes. These Hedge Funds frequently exhibit a high degree of volatility, and often express similar views in similar or identical instruments. Hedge Fund activity in certain markets can exacerbate illiquidity in times of crisis which may preclude Hedge Fund Managers from liquidating positions even though prices are changing significantly. Likewise, particularly in the context of significant events and broad market dislocations, certain asset classes may become highly correlated and diversified portfolios consisting of otherwise uncorrelated instruments can uniformly incur losses. Tactical Trading Hedge Fund Managers, such as those in the Managed Futures strategy, rely on systematic models that tend to profit from certain historical patterns in markets. In cases where unexpected market events occur, or adverse market conditions persist, these Hedge Fund Managers may experience negative performance. The Tactical Trading Fund may be subject to emerging market risk. See "Principal Risk Factors Relating to Hedge Funds - Emerging Markets".

    - Each Master Fund may invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds employing strategies that expose the Fund(s) to risks not described above. This does not purport to be a complete list of strategy risks.

    - There is also a risk of misconduct by Hedge Fund Managers. When the Adviser invests a Master Fund's assets with a Hedge Fund Manager, the Master Fund will not have custody of the assets or control over their investment. Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, fail to adhere to the Hedge Fund's strategy or guidelines or engage in other misconduct. The Hedge Funds in which the Adviser invests each Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. Hedge Funds are not registered with the SEC and are not subject to regulatory oversight. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers. There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors, such as the Master Funds, that have placed assets with such Managers' Hedge Funds to losses.


    - The Hedge Funds may, at any time and without notice to a Master Fund, change their investment objectives, policies, or strategies. This may adversely affect a Master Fund's risk characteristics and may negatively impact performance.

    - Each Hedge Fund Manager generally will charge a Master Fund an asset-based fee and some or all of the Hedge Fund Managers will receive performance or incentive allocations. Asset-based fees are typically expected to range from 1% to 3% annually of the Hedge Fund's net assets under their management and performance or incentive fees that are generally expected to range from 15% to 25% of net profits annually. In certain cases, these fees and allocations may be higher. The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Also, performance incentive allocations may be paid to Hedge Fund Managers who show net profits, even though a Master Fund and/or a Fund, as a whole, may incur a net loss. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent periods in determining the fee for such periods. A Master Fund's investment also may be subject to investment lock-up periods or subject to early withdrawal penalties.

    - Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an instrument that, at the same time, are being sold by another Hedge Fund. Investing by Hedge Funds in this manner could cause a Fund and a Master Fund to indirectly incur certain transaction costs without accomplishing any net result. Likewise, a lack of transparency regarding Hedge Fund positions may lead to lack of diversification in a Master Fund.


    - The Hedge Funds may not be registered as investment companies under the 1940 Act and each Fund, as an indirect investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Likewise, Hedge Fund Managers may not be registered under the Advisers Act at the time of investment. Although the Adviser will periodically receive information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information and generally does not undertake to do so. Hedge Funds are typically not contractually or otherwise obligated to inform their investors, including the Master Funds, of details surrounding proprietary investment strategies or positions. In addition, the Master Funds and the Adviser have no control over the Hedge Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas. The performance of the Master Funds is entirely dependent on the success of the Adviser in selecting Hedge Funds for investment by the Master Funds and the allocation and reallocation of a Master Fund's assets among Hedge Funds.


    - The Hedge Funds may invest and trade in a wide range of securities and other financial instruments. For example, the Hedge Funds may invest and trade in equity and debt securities, currencies, financial futures and other equity- and debt-related instruments or derivatives (i.e., instruments that may derive all or a portion of their value from equity or debt securities). The Hedge Funds are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S., in which they invest, or in the investment discipline that their Hedge Fund Managers may employ, such as value or growth or bottom-up or top-down analysis. The Hedge Funds may use various investment techniques for hedging and non-hedging purposes. A Hedge Fund may, for example, sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Hedge Fund's investment strategy and may involve certain risks, including the risk that a Master Fund will lose all or part of its investment in the Hedge Fund which could directly and adversely affect the Fund and its Members. See "Risk Factors -- Principal Risk Factors Relating to Hedge Funds".


    - Each Master Fund has no ability to assess the accuracy of the valuations received from the Hedge Funds in which the Master Fund invests. Some of the positions may be difficult to value and Hedge Fund Managers may be authorized to "par value" such positions in their discretion. Furthermore, the net asset values received by a Master Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require a Master Fund's and Fund's financial statements to be revised. See "Calculation of Net Asset Value".

    - To the extent a Master Fund's holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, a Master Fund will have no ability to influence certain matters that could adversely affect the Master Fund's investment in the Hedge Fund. In some cases, the Master Funds' only option may be to redeem its interest from such Hedge Fund. There is no assurance that such a redemption will not result in reduced returns for the Master Fund. In addition, the Master Fund's ability to redeem a Hedge Fund investment may be restricted by any limitations on redemption imposed by the Hedge Fund. Hedge Funds may be permitted to distribute securities in-kind to investors, including the Master Funds. Securities that a Master Fund may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of a Master Fund. There is no assurance that there will be a market for such securities and there may be occasions when they cannot be liquidated. When such securities can be liquidated, there may be only few market makers and the corresponding price may not reflect true value.

    - The Master Funds may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. A Master Fund from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and/or money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes.

    - Certain Hedge Funds invest in emerging markets. Securities in such markets may be substantially less liquid, more volatile and subject to less governmental regulation than securities in the U.S. or other developed countries. Emerging markets also are subject to other risks that are less prominent in developed countries including the risk of governmental instability.


Prospective Members in the Funds should review carefully the discussion below under the caption "Risk Factors" for other risks associated with all of the Funds and the Master Funds, specific risks of a particular Fund, and the risks of Hedge Fund Managers' investment strategies. An investment in the Funds should only be made by prospective Members who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

SUMMARY OF FEES AND EXPENSES


The following Fee Table and Examples summarize the aggregate expenses of each Fund (and of that Fund's Master Fund), and are intended to assist prospective Members in understanding the costs and expenses that they will bear directly or indirectly by investing in a Fund. The expenses associated with investing in a fund-of-hedge funds, such as the Master Funds, are generally higher than those associated with other types of funds that do not invest primarily in Hedge Funds. This is because fund-of-hedge funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Hedge Fund level. Consequently, investors in the Funds, through the Master Funds, pay two layers of fees. Fees charged by Hedge Funds are not reflected in the following chart or the Examples below. Those fees and expenses are described below in "Risk Factors -- Principal Risk Factors Relating to the Funds' Structure -- Layering of Fees".



  MEMBER TRANSACTION EXPENSES
       Sales Load (as a percentage of the offering price per Unit)(1)           3.50%
       Early Withdrawal Charge (as a percentage of repurchase proceeds)(2)      2.00%
  ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
       Management Fees                                                          1.25%
       Other Expenses(3)                                                        [__]%
  TOTAL ANNUAL EXPENSES                                                         [__]%
       Fee Waiver/Expense Reimbursement(4)                                      [__]%
  NET EXPENSES                                                                  2.25%



(1) Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. Under a right of accumulation, the amount of each additional investment by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load at the time of the additional investment. No sales load will be charged to certain types of investors. See "Distribution Arrangements".






(2) Repurchases of Units held less than one year from the date of purchase will be subject to an early withdrawal charge of 2.00% paid to the respective Fund and calculated as a percentage of repurchase proceeds.

(3) "Other Expenses" are estimated based on the Fund's net assets of $[___] and anticipated expenses for the first year of the Fund's operations and the Fund's pro rata share of the respective Master Fund's estimated expenses for the current fiscal year, and includes professional fees and other expenses, including, without limitation, the Services Fee, the Administration Fee and the Member Servicing Fee, that the Fund will bear directly and indirectly through the respective Master Fund, including custody fees and expenses. See "Management of the Funds and the Master Funds -- Administrative, Accounting, Custody, Transfer Agent and Registrar Services" and "Member Servicing Arrangements".

(4) The Adviser has contractually agreed to limit total annualized expenses of each Fund and each Master Fund to 2.25% (the "Expense Limitation Agreement") through July 31, 2006. The Expense Limitation Agreement automatically renews unless terminated.


For a more complete description of the various fees and expenses of each Fund, see "Management of the Funds and the Master Funds".

EXAMPLES


THE EXAMPLES ASSUME A $1,000 INVESTMENT IN A FUND FOR THE TIME PERIODS INDICATED, THE INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME.

ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, A PROSPECTIVE MEMBER WOULD PAY THE FOLLOWING EXPENSES IF THE MEMBER SUBSEQUENTLY REPURCHASED ITS UNITS IN FULL AT THE END OF THOSE PERIODS:



                                                        CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                        -------------------------------------------
                               EXAMPLE                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
               ------------------------------------------------------------------------------------
               A prospective Member would pay the
               following expenses on a $1,000
               investment, assuming a 5% annual
               return throughout the periods            $ [___]    $ [___]     $ [___]    $   [___]
               ------------------------------------------------------------------------------------



ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, A PROSPECTIVE MEMBER WOULD PAY THE FOLLOWING EXPENSES IF THE MEMBER DID NOT HAVE ITS UNITS REPURCHASED:



                                                        CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                        -------------------------------------------
                               EXAMPLE                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
               ------------------------------------------------------------------------------------
               A prospective Member would pay the
               following expenses on a $1,000
               investment, assuming a 5% annual
               return throughout the periods            $ [___]    $ [___]     $ [___]    $   [___]
               ------------------------------------------------------------------------------------



The purpose of these Examples is to assist a prospective Member in understanding the various costs and expenses that a Member in a Fund will bear directly or indirectly. The Examples are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. Moreover, the rate of return of a Fund may be greater or less than the hypothetical 5% return used in the Examples. A greater rate of return than that used in the Examples would increase the amount of certain fees and expenses paid by a Fund. The Examples are based on the net expenses for the 1-year period for a Fund and on the total annual fund operating expenses for the remaining years. For more complete descriptions of various costs and expenses, see "Management of the Funds and the Master Funds".

THE FUNDS


The Funds are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. The Funds are classified as non-diversified investment companies under the 1940 Act. Each of the Funds is a feeder fund that invests directly in a corresponding master fund that is a fund of hedge funds The Funds are designed solely for investment by taxable high net worth individuals and institutional investors. The Funds were organized as limited liability companies under the laws of Delaware on September 30, 2004 and have no operating history. Eligible Investors (as defined herein) who purchase Units of a respective Fund and other persons who acquire Units and are admitted to a Fund by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of the respective Fund (the "Members").

Each Fund acts as a feeder fund and shares the same basic structure. Each Fund invests substantially all of its investable assets in its corresponding master fund (a "Master Fund"). The Multi-Strategy Fund has a corresponding Master Fund, but in the future may invest substantially all of its investable assets in the Master Funds corresponding to the other Funds if Securities and Exchange Commission ("SEC") exemptive relief from certain prohibitions is obtained. In the event such exemption is not granted, the Multi-Strategy Fund will continue to invest through its Master Fund. Each Master Fund is a registered investment company with the same investment objectives as its corresponding Fund, or, in the case of the Multi-Strategy Fund, potentially several Master Funds. Each Master Fund emphasizes allocation of Member capital across one or more hedge fund strategies through a diversified set of pooled investment vehicles (collectively, the "Hedge Funds") managed by independent investment managers (the "Hedge Fund Managers").

The Funds' and the Master Funds' principal offices are located at the offices of the Adviser (as defined below) at 11 Madison Avenue, 13th Floor, New York, NY 10010. The Adviser's telephone number is 212-325-2000. Investment advisory services are provided to each Master Fund and the Multi-Strategy Fund by CSFB Alternative Capital, Inc. (the "Adviser"), a Delaware corporation and an affiliate of Credit Suisse First Boston LLC (the "Distributor"), pursuant to an investment advisory agreement dated [MONTH DAY], 2005 (the "Advisory Agreement"). Responsibility for monitoring and overseeing each Fund's management and operation is vested in the individuals who serve on the Board of each Fund. See "Board of Managers" in the statement of additional information ("SAI"). The Multi-Strategy Fund's Board of Managers and each Master Fund's Board of Managers (each, the "Master Fund's Board") has responsibility for monitoring and overseeing the Multi-Strategy Fund's and each Master Fund's investment program, respectively. The Multi-Strategy Fund's Board and each Master Fund's Board has delegated to the Adviser its rights and powers to the extent necessary for such Board to carry out its oversight obligations as may be required by the 1940 Act, state law or other applicable laws or regulations.


A Fund may withdraw all or part of its assets from the respective Master Fund if the Board determines that it is in the best interest of a Fund to do so, provided that the Master Fund permits the Fund to tender for repurchase its interest. In the event that a Fund withdraws all or part of its assets from a Master Fund, the Board would consider what action might be taken, including investing the assets of a Fund in another pooled investment entity or retaining an investment adviser to manage that Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of its assets from a Master Fund (or the withdrawal of assets of another Member in a Master Fund). Contributions of assets will also affect the Fund's investment performance.

THE MASTER FUNDS


Each Master Fund has been a registered investment company since [MONTH DAY], 2005.

The Multi-Strategy Master Fund and the Long/Short Equity Fund are each a successor to various private funds sponsored by the Adviser and are each the result of those private funds' reorganization and combination. The primary difference between these private funds and the Multi-Strategy Master Fund and the Long/Short Equity Master Fund is that, following the reorganization of the private funds, the Multi-Strategy Master Fund and the Long/Short Equity Master Fund each became subject to the investment constraints of the 1940 Act and other investment constraints adopted by the Adviser.


STRUCTURE


Each Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end management investment company. Private investment funds, such as Hedge Funds, are commingled investment pools that offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as trusts, limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end management investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not incentive-based) fees.


Each Fund is similar to a private investment fund in that through a Fund's investment in a Master Fund, it will be actively managed and units of limited liability company interests ("Units") will be sold to Eligible Investors. In addition, Hedge Fund Managers will typically be entitled to receive incentive-based compensation. Unlike many private investment funds, however, each Fund, as a registered closed-end management investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Units. The structure of each Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Funds to the limitations on the number of investors and the manner of offering faced by many of those funds.

INVESTMENT PROGRAMS OF THE FUNDS

Each Fund invests substantially all of its investable assets in its corresponding Master Fund, with the potential exception of the Multi-Strategy Fund which has a corresponding Master Fund, but may in the future invest substantially all of its investable assets in the Master Funds corresponding to the other Funds. The Multi-Strategy Master Fund will invest in Hedge Funds, and if SEC exemptive relief from certain prohibitions is granted, will have the flexible investment strategy of complementing the Multi-Strategy Fund's allocations to the other Master Funds, as deemed appropriate by the Adviser. The Master Funds share the same investment objectives as their related Funds and maintain diversified exposure to Hedge Funds in their targeted Hedge Fund strategies.

The investment objectives of the Funds and the Master Funds are non-fundamental and may be changed by the respective Fund's Board. Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Funds and the Master Funds are not fundamental and may be changed by the respective Fund's Board. The Funds' and the Master Funds' fundamental investment policies are listed in the SAI. The Master Funds' principal investment policies and strategies are discussed below.

MULTI-STRATEGY FUND

INVESTMENT OBJECTIVE

The Multi-Strategy Fund's objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES


Through its Master Fund(s), the Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining broad exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's evaluation of the relative prospects and risks of various Hedge Fund strategies. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund as discussed in the sections below.

The Multi-Strategy Fund is designed to provide Members with broad exposure to a variety of Hedge Fund strategies by investing in its Master Fund, which allocates capital among Hedge Funds employing a wide array of strategies. Certain Hedge Fund strategies may outperform others at different points in a complete market cycle. The Multi-Strategy Fund seeks to continually overweight outperforming Hedge Fund strategies by dynamically shifting its allocations on the basis of the Adviser's investment outlook. In the future, if SEC exemptive relief from certain prohibitions is granted, the Multi-Strategy Fund may invest in the other Master Funds in addition to the Multi-Strategy Master Fund in order to achieve its objective. There can be no assurance, however, that such relief will be granted. If the Multi-Strategy Fund invests in the other Master Funds, any allocations to the Multi-Strategy Master Fund will generally be intended to complement the Multi-Strategy Fund's allocations to the other Master Funds. The objectives and investment policies of the other Master Funds are described below.

The broad strategy allocation and flexibility of the Multi-Strategy Fund is designed to permit it to generate absolute returns under a wide range of market conditions while managing return variability. The Adviser believes that by maintaining exposure to multiple strategies or Master Funds, the Multi-Strategy Fund may achieve more consistent returns over a market cycle and may be a less volatile investment than the other Funds.


EVENT DRIVEN FUND

INVESTMENT OBJECTIVE

The Event Driven Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES


Through its Master Fund, the Event Driven Fund invests substantially all of its assets in both Emerging Markets and Event Driven Hedge Funds that pursue Event Driven strategies globally such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage. Event Driven Hedge Fund Managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies. The uncertainty surrounding these events creates potential investment opportunities for Hedge Fund Managers who can accurately forecast their outcome. Profits may be realized when the price of a security changes to more accurately reflect the probability of the event occurring. Event Driven sub-strategies include risk arbitrage, distressed and high yield investing and capital structure arbitrage.


Risk arbitrage involves trading in the securities of companies involved in a potential merger, acquisition, spin-off or other significant corporate event. One common type of risk arbitrage is merger arbitrage. When merger arbitrage Hedge Fund Managers anticipate that a merger deal will close, they generally purchase the stock of the company to be acquired and sell short the stock of the acquiring company in order to profit from the spread between the two securities that reflects the market's assessment of the risk that the transaction will fail. In contrast, when these Hedge Fund Managers believe a merger deal will not close, they may short the deal by taking the opposite position through shorting the target company and taking a long position in the acquiring company. To mitigate the risk of the outright purchase and sale of common stock, Hedge Fund Managers may use derivatives to implement the strategy.

Distressed and high yield Hedge Fund Managers generally invest in, or sell short, securities of companies affected by a distressed situation such as bankruptcy, debt restructuring, reorganization or liquidation. Securities of companies in distress may trade at prices below their fundamental value as some holders attempt to sell their position at a time when few buyers exist. Hedge Fund Managers seek to identify these imbalances and purchase distressed securities before the securities return to their fundamental value.

Capital structure arbitrage Hedge Fund Managers invest in multiple financial instruments of a given company that they believe have become mispriced relative to one another. Capital structure arbitrage trades generally express a Hedge Fund Manager's directional view on a company, but may offer a more attractive risk-reward profile than trades expressing the same directional view utilizing single securities. Often, both fundamental and quantitative analyses are employed to generate capital structure arbitrage trading ideas, and Hedge Fund Managers typically seek to identify and time their trading around a catalyst that will cause the relative mispricing of securities to disappear.


The Event Driven Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than an Event Driven strategy.


LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE


The Long/Short Equity Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds. The Long/Short Equity Fund has adopted a policy of providing at least 60 days' prior notice of any change in its objective.


INVESTMENT STRATEGIES


Through its Master Fund, the Long/Short Equity Fund invests substantially all of its assets in Hedge Funds in the Long/Short Equity, Equity Market Neutral and Dedicated Short equity strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/Short Equity strategies may be implemented in particular geographic regions or industries. Long/Short Equity Hedge Funds seek to identify mispriced equities, and Hedge Fund Managers generally construct and manage portfolios of both long and short equity positions. Profits are realized when long holdings appreciate and/or stocks sold short decline in value. The success of Long/Short Equity Hedge Fund Managers relies upon superior stock picking abilities. Because Long/Short Equity strategies employ short selling and other hedging techniques, these Hedge Fund Managers may outperform traditional long-only equity managers in declining markets.


Long/Short Equity Hedge Fund Managers often pay particular attention to their net exposure profile. Net exposure refers to the total amount of equity market risk contained in a Hedge Fund Manager's portfolio. Some Hedge Fund Managers strictly limit their net exposure to a narrow range and rely primarily on their ability to identify mispricings in individual stocks to generate returns. Other Long/Short Equity Hedge Fund Managers are more opportunistic in their approach to net exposure. These Hedge Fund Managers seek to increase their net exposure to reflect expectations of a rising equity market and reduce their net exposure in anticipation of a declining market.

Long/Short Equity Hedge Fund Managers may rely upon specific regional or industry expertise to identify investment opportunities. Industry focused Hedge Fund Managers may, for example, focus on specific industry sectors such as technology, health care and financials. Hedge Fund Managers' geographic focus may be as broad as global, U.S., Europe or Asia, or as narrow as a specific country such as Japan. Additionally, Long/Short Equity Hedge Fund Managers may be value oriented, growth oriented or opportunistic.


The Long/Short Equity Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than a Long/Short Equity strategy.


RELATIVE VALUE FUND

INVESTMENT OBJECTIVE

The Relative Value Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES


Through its Master Fund, the Relative Value Fund invests substantially all of its assets in Hedge Funds that pursue Relative Value strategies such as Convertible Arbitrage, Emerging Markets, Equity Market Neutral, Fixed Income Arbitrage and Multi-Strategy globally. Hedge Funds employing Relative Value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their Relative Value arbitrage strategies.


Relative Value Hedge Fund Managers generally avoid taking directional stances on the price movement of specific markets. Instead, they seek to identify abnormal relationships among prices of securities that are historically or mathematically related and take offsetting long and short positions in the securities with the expectation that the relationships will return to normal. Relative Value strategies include Convertible Arbitrage, Fixed Income Arbitrage, Equity Market Neutral, Emerging Markets and Multi-Strategy Arbitrage.

Convertible Arbitrage Hedge Fund Managers typically purchase convertible bonds and reduce certain types of associated market exposures such as equity, credit and interest rate risks by buying or selling various related securities. These Hedge Fund Managers may profit from relative pricing inefficiencies of either the credit or the volatility component of a convertible security. Convertible Arbitrage Hedge Fund Managers often conduct a thorough analysis of a company's fundamentals before establishing a trading position.

Fixed Income Arbitrage Hedge Fund Managers seek to exploit pricing anomalies in debt securities, primarily in the G-8 sovereign and quasi-sovereign markets. These Hedge Fund Managers focus their analysis on securities that are historically, mathematically or fundamentally related. If the relationships of such securities deviate from their historical norms as a result of, among other things, market events, investor preferences, exogenous shocks to supply or demand, or structural features of the fixed income market, a Fixed Income Arbitrage Hedge Fund Manager may buy and sell related securities in an offsetting manner. The Hedge Fund profits to the extent that together, the securities traded, generate net positive interest and/or the relationship between the securities is corrected. Fixed Income Arbitrage Hedge Fund Managers typically employ significant leverage to generate meaningful returns from small price aberrations.

Hedge Fund Managers in the Equity Market Neutral strategy strive to generate consistent returns with a very low correlation to the equity markets by exploiting anomalies in the prices of various equity securities. To reduce exposure to the equity markets, Hedge Fund Managers typically buy and sell similar notional amounts of equity securities. Equity Market Neutral Hedge Fund Managers utilize statistical or fundamental models to construct their portfolios. Statistical strategies yield portfolios that capture small equity pricing anomalies while maintaining general market neutrality and are generally characterized by rapid position turnover and an emphasis on the execution of trades. Fundamental strategies require inputs such as valuation, earnings momentum and analyst recommendations to predict the future price movements of a stock. Like statistical Hedge Fund Managers, fundamental Hedge Fund Managers seek to reduce extraneous risk through offsetting trades.


Emerging Markets Hedge Fund Managers opportunistically seek exposure to emerging markets equity and/or debt securities. Many developing countries with emerging markets have high inflation and volatile growth. It is often difficult for Hedge Fund Managers to sell emerging market securities short as a result of regulatory restrictions and inherent inefficiencies of these markets. Emerging Markets Hedge Fund Managers frequently rely on a deep knowledge of local financial markets and market participants to develop investment ideas.

Multi-Strategy Hedge Fund Managers allocate capital among several trading strategies opportunistically, including: Event Driven, Global Macro, Managed Futures, Long/Short Equity, Convertible Arbitrage, Fixed Income Arbitrage and Equity Market Neutral.

The Relative Value Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than a Relative Value strategy.


TACTICAL TRADING FUND

INVESTMENT OBJECTIVE

The Tactical Trading Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES


Through its Master Fund, the Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue Tactical Trading strategies such as Global Macro, Emerging Markets, Fixed Income Arbitrage, Managed Futures and currency trading globally. Tactical Trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their Global Macro and Managed Futures strategies.


Managed Futures Hedge Funds often limit discretionary Hedge Fund Manager input and generally rely upon systematic programs, driven primarily by computerized and mathematical models, to select investments. Systematic programs may be categorized as trend following, mean-reverting or fundamental modeling. Trend following strategies analyze financial time-series data to uncover exploitable price trends. The algorithms employed in trend following analyses may be characterized by the time period on which they focus: short, medium or long. Mean-reverting strategies may also examine financial time series data. These strategies seek to identify and trade in securities whose prices deviate from their historical norms. Hedge Fund Managers employing mean-reverting strategies may profit when price deviations disappear and securities return to their expected prices. Fundamental modeling strategies utilize quantitative analyses of economic or fundamental factors, such as interest rate differentials, changes in stock prices or price-to-equity ratios and slopes of yield curves, to attempt to identify mispriced securities.

Global Macro Hedge Fund Managers attempt to predict significant price swings in major markets. These Hedge Fund Managers profit when they correctly anticipate security price movements and trade accordingly. Global Macro Hedge Fund Managers generally have broad investment mandates and may simultaneously trade many securities or instruments across multiple markets. Unlike Managed Futures strategies which depend upon model-driven buy and sell signals, Global Macro strategies may employ fundamental analysis and allow Hedge Fund Managers considerable discretion in generating trading ideas. A Hedge Fund Manager view may be expressed as an outright directional trade or as a relative value trade within a given asset class.


Fixed Income Arbitrage Hedge Fund Managers seek to exploit pricing anomalies in debt securities, primarily in the G-8 sovereign and quasi-sovereign markets. These Hedge Fund Managers focus their analysis on securities that are historically, mathematically or fundamentally related. If the relationships of such securities deviate from their historical norms as a result of, among other things, market events, investor preferences, exogenous shocks to supply or demand, or structural features of the fixed income market, a Fixed Income Arbitrage Hedge Fund Manager may buy and sell related securities in an offsetting manner. The Hedge Fund profits to the extent that together, the securities traded, generate net positive interest and/or the relationship between the securities is corrected. Fixed Income Arbitrage Hedge Fund Managers typically employ significant leverage to generate meaningful returns from small price aberrations.

The Tactical Trading Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than a Tactical Trading strategy.


INVESTMENT POLICIES

Unless otherwise noted, the following policies are common to the Funds and the Master Funds.

Each Fund is a fund-of-funds whereby, through its corresponding Master Fund, the Fund allocates capital to a number of Hedge Funds which may employ substantially different investment or trading strategies. The Adviser believes that because of this diversification, the Funds may provide more stable returns than a portfolio limited to a smaller number of Hedge Funds or trading strategies. Different Hedge Fund strategies may perform well over a complete market cycle. However, their individual periods of above average and below average performance may not coincide.


Within its respective investment strategy, the Adviser seeks to continually emphasize each Master Fund's exposure to the Hedge Fund trading strategies with the most attractive return profile by dynamically shifting each Master Fund's capital among Hedge Funds and strategies on the basis of its investment outlook. This allocation program is intended to permit all of the Master Funds to maintain upside potential under a wide range of market conditions while managing return volatility. Furthermore, while some of the investment strategies used by individual Hedge Funds involve a high degree of risk, the Adviser believes that a Master Fund's allocation to a number of different trading strategies and Hedge Funds may reduce the overall volatility of the Funds. The Adviser anticipates that each Master Fund will maintain exposure to a number of Hedge Fund Managers, and at no time will a Master Fund invest more than 25% of its assets in any single Hedge Fund, measured at the time of investment.


The Funds offer Eligible Investors the following advantages:

    - EASY ACCESS AND A LOW MINIMUM INVESTMENT SIZE -- The Funds offer Eligible Investors exposure to Hedge Funds that may not be accepting capital from new investors or may have relatively high minimum investment amounts.

    - PROFESSIONAL PORTFOLIO MANAGEMENT -- The Adviser employs an investment process to manage the Funds and Master Funds.

    - ONGOING HEDGE FUND MANAGER MONITORING -- Hedge Funds in the Master Funds are monitored by the Adviser on a regular basis with the goal of identifying managers who are underperforming, unexpectedly changing their investment strategies or taking unusual risks.

    - DIVERSIFICATION -- The Funds seek to take advantage of low correlations among Hedge Funds and where appropriate, strategies, to provide diversification benefits to Members. The aim of diversification is to manage risk and to reduce the volatility of returns.

    - LIMITED LIABILITY -- Losses to Members in the Funds are limited to the size of their investments.

The Master Funds may invest in Hedge Funds that employ a wide range of investment techniques, including the purchase and short sale of securities and futures, commodity and options trading. The following general descriptions summarize certain investment strategies that may be pursued by Hedge Funds selected by the Adviser for a Master Fund. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Fund Managers.

Each Master Fund expects that the Hedge Funds in which it invests may engage extensively in speculative investment practices such as using leverage without limitation, short selling and trading regulated or unregulated physical commodities contracts, currency speculation, trading listed and over-the-counter options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, distressed and illiquid securities, obtaining control positions, trading foreign securities and taking concentrated positions.


Each Fund is a speculative investment and entails significant risks. No guarantee or representation is given that Fund will achieve its investment objective. A Member may lose all or a portion of its investment.

LEVERAGE


The Master Funds may employ borrowing to facilitate purchases and redemptions of Units, or for various cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting proceeds from Hedge Fund redemptions. Any such borrowing would leverage a Master Fund. In addition, although the Adviser currently intends to manage the Master Funds with low leverage, the Master Funds may, at times, leverage their investments with Hedge Funds. Any borrowing will be solely on a basis that provides no recourse against the Members of that Master Fund beyond their Capital Contributions (as defined in a Fund's Limited Liability Agreement (the "LLC Agreement")). There can be no assurance that returns generated from borrowed funds will exceed the cost of borrowing. Borrowings will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement and the Hedge Funds may employ greater use of leverage than the Master Funds. The use of leverage may subject a Master Fund to a greater loss than would result without the use of leverage. However, certain temporary borrowing of less than 5% of the Master Funds' assets for the purpose of meeting redemption requests, for bridge financing of investments in Hedge Funds or for cash management purposes will not be considered the use of investment leverage and will not be subject to the above asset coverage requirement. Some Hedge Funds use leverage in their investment activities through purchasing securities on margin and selling securities short. Hedge Fund Managers may also use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby a Hedge Fund Manager effectively borrows funds on a secured basis by "selling" portfolio securities to a financial institution for cash and agreeing to "repurchase" such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Hedge Funds trade futures, which generally involve greater leverage than other investment activities due to the low margin requirements associated with futures trading.


INVESTMENT PROCESS


The Adviser employs a specialist-based approach to investing that seeks to combine in-depth research and recommendations with risk management, due diligence and management oversight. The Adviser relies upon its fund of fund investment management team, Hedge Fund Investment Group ("HFI"), to identify potential fund of fund investments. HFI's research personnel are assigned to focused areas of expertise, which encompass similar hedge fund investment strategies. HFI is responsible for researching one or more of the following strategies (as so defined and referenced throughout this Prospectus), and may additionally perform research on hedge fund strategies that are relatively unique, and grouped together as "Other":



           STRATEGIES                            SUB-STRATEGIES
           Equity Market Neutral                 -    Quantitative
                                                 -    Statistical

           Event Driven                          -    Distressed
                                                 -    Risk Arbitrage
                                                 -    Multi-Strategy

           Convertible Arbitrage

           Long/Short Equity                     -    Global Diversified
                                                 -    U.S. Diversified
                                                 -    Europe Diversified
                                                 -    Asia
                                                 -    Japan
                                                 -    Financials
                                                 -    Health Care
                                                 -    Technology

           Dedicated Short

           Global Macro

           Managed Futures                       -    Trend Following
                                                 -    Other

           STRATEGIES                            SUB-STRATEGIES
           Fixed Income Arbitrage

           Emerging Markets                      -    Multi-Strategy
                                                 -    Equity
                                                 -    Fixed Income

           Multi-Strategy

           Other


HFI's investment process has three basic components:

    -   Manager selection and strategy composition
    -   Risk management
    -   Strategy allocation


HFI reviews Hedge Fund Managers to which it currently allocates assets, other established Hedge Fund Managers and those who are launching Hedge Funds, and focuses its resources on those Hedge Fund Managers it believes are potential candidates for inclusion in its portfolios. A qualitative assessment of Hedge Fund Managers' businesses through on-site visits is a component of HFI's due diligence process. HFI's evaluation of a Hedge Fund Manager also involves a combination of qualitative factors including, among others, independent reference checks, operational and trading risk management due diligence and an analysis of its business structure. Based upon their due diligence, HFI's research personnel formulate recommendations and present those recommendations to the senior management personnel ultimately responsible for selecting Hedge Funds in which to invest.


Post-investment, risk management professionals monitor HFI's Hedge Fund investments and collaborate with research personnel in analyzing sources of risk and performance in individual Hedge Funds. Risk management professionals, together with the research personnel assigned to the Master Funds, are responsible for ensuring that the Master Funds are managed in a manner consistent with their investment objectives.

HFI sets target strategy allocations that reflect both its view of the prospects for each of the strategies and the objectives of the Funds. The goal of the strategy allocation process is to opportunistically position the Funds to take advantage of market dynamics and market cycles subject to their investment objectives. This process stresses qualitative and forward-looking criteria as well as quantitative risk analysis.

As set forth above, each Fund attempts to achieve its objective by investing all or substantially all of its investable assets in the Master Fund(s). The Master Funds allocate capital to one or more strategies through a diversified portfolio of Hedge Funds.

MANAGER SELECTION AND STRATEGY COMPOSITION

Strategy composition refers to the choice and weight of Hedge Fund investments within a strategy. HFI research personnel are broadly responsible for the Master Funds' strategy compositions. HFI assigns a research analyst to oversee the management of each of the Master Funds. In this capacity, the research analyst is responsible for coordinating with HFI's risk management professionals in ensuring that the Master Fund is run consistently with its investment objectives. HFI's research personnel may consider several factors in allotting a Master Fund's strategy allocation to various Hedge Funds. These factors include historical correlations among Hedge Fund Managers, the extent to which they believe that the prevailing market conditions benefit certain trading strategies more than others, the aim of maintaining exposure to a diverse set of trading programs within a given strategy and the capacity of Hedge Fund Managers for new investments. HFI's research personnel seek to carefully balance the need for strategy and Hedge Fund Manager diversification with forward-looking portfolio positioning in determining each Master Fund's strategy composition.

HFI's research personnel are also responsible for identifying and investing with new Hedge Fund Managers. This involves sourcing new Hedge Fund Managers, understanding and analyzing their investment programs and approaches to risk and evaluating the quality of their management and business infrastructure.

When evaluating a potential investment, HFI's research personnel seek to determine whether or not the prospective Hedge Fund Manager has a distinct edge over other Hedge Fund Managers utilizing the same approach to trading or investing. An edge may come from some combination of significant experience, a distinguishing fundamental or technical understanding of the market, proprietary technology or infrastructure and superior access to key information through contact networks. Defining such an edge may involve a series of meetings in which research personnel and/or risk management professionals scrutinize the Hedge Fund Manager's trade selection and portfolio construction processes. For more established Hedge Fund Managers, these professionals may also perform quantitative analyses on the Hedge Funds' historical returns, volatility and correlation to their closest competitors. Such quantitative analyses serve as reference points for the more important qualitative assessments of Hedge Fund Managers, especially those who hold illiquid securities or securities with non-linear return characteristics. HFI's research and risk management professionals pay particular attention to a prospective Hedge Fund Manager's understanding of the risks inherent in their investment strategy.

Because investing in Hedge Funds exposes investors to operational risks distinct from the risks associated with Hedge Fund Managers' investment strategies, HFI's research and risk management professionals work together in assessing each new Hedge Funds' operational structure and transparency. Potential operational issues analyzed by HFI may include the methods used to price securities, organizational structure, technology and the use of soft dollars. In analyzing both strategy and operational risks, HFI scrutinizes the level of consistency Hedge Fund employees, references and business counterparts exhibit in describing the Hedge Fund Manager and its business practices.

Based upon their due diligence, HFI's research personnel formulate an investment recommendation, and present their recommendation to the Adviser's senior management personnel responsible for selecting Hedge Fund investments.

RISK MANAGEMENT

HFI believes that risk management is crucial in analyzing and monitoring individual Hedge Funds and managing the risk profile of the Master Funds. HFI's risk management professionals work together with its research personnel in analyzing prospective Hedge Fund investments both in terms of operational risk and risk infrastructure. Post-investment, risk management professionals monitor each Master Fund's Hedge Fund investments, and analyze sources of risk and performance in individual Hedge Funds. HFI's risk management professionals are responsible for ensuring that the Master Funds are managed in a manner consistent with their investment objectives and work closely with the Adviser's senior management in analyzing portfolio risk and setting target strategy allocations.

STRATEGY ALLOCATION

Strategy allocations are the allocations, in percentage terms, a Master Fund has to each of the strategies. Target strategy allocations are defined for each of the Funds and adjusted periodically by HFI. Target strategy allocations reflect both HFI's view of the prospects for each of the strategies and the objectives of the Master Funds. The Adviser anticipates that each Master Fund will maintain exposure to one or more of the strategies through an appropriately diversified portfolio of Hedge Fund investments. The goal of the strategy allocation process is to opportunistically position the Master Funds to take advantage of market dynamics and market cycles subject to their investment focus. Factors considered by HFI may include:

    - Relative value - a comparison of relative opportunities among strategies;
    - Asset allocation positioning - expected strategy correlations given market dynamics, particularly in stressed markets; and
    - Quantitative measures - volatility analyses based upon proposed strategy targets.

RISK FACTORS

PRINCIPAL RISK FACTORS RELATING TO THE FUNDS' STRUCTURE

POTENTIAL LOSS OF INVESTMENT. No guarantee or representation is made that the Funds' or the Master Funds' investment programs will be successful. Members may lose all or a part of their investment. Past performance is not indicative of future results.

LIMITED LIQUIDITY. The Funds are closed-end management investment companies designed primarily for long-term investment and are not intended to be trading vehicles. The Funds do not currently intend to list Units for trading on any national securities exchange. There is no secondary trading market for Units and it is not expected that a secondary market will develop. Units therefore are not readily marketable and Members must be prepared to hold Units for an indefinite period of time. Because the Funds are closed-end management investment companies, Units in each Fund may not be redeemed on a frequent basis and they currently may not be exchanged for Units of any other Fund.

The Master Funds will typically only be able to redeem their investments in Hedge Funds on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors precluding them from redeeming their investments for a period of time. Hedge Funds with lock-ups may, in some cases, allow investors to redeem their investments during the lock-up period subject to a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend Hedge Fund investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment with a Hedge Fund Manager, but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact the Funds and the Funds' ability to conduct a repurchase.

Although each Fund, at the discretion of the Fund's Board, will consider whether to make quarterly tender offers for their outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a stock exchange. Even if the Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, the applicable Fund will repurchase only a pro-rata portion of the shares tendered by each Member. The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased which adversely affects others who wish to participate in the tender. In addition, in extreme cases, a Fund may not be able to complete repurchases if the corresponding Master Fund is unable to repurchase a portion of the Fund's interest in the Master Fund due to the Master Fund's inability to liquidate a portion of its Hedge Fund investments. In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by that Fund's Board.


Each Fund's tender offer policy may have the effect of decreasing the Fund size and thus the size of the corresponding Master Fund(s) over time. Tender offers may, therefore, force the Master Funds to sell assets they would not otherwise sell. They may also reduce the investment opportunities available to the Master Funds and cause their expense ratios to increase. In addition, a Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing a Master Fund's ratio of illiquid to liquid investments for the remaining Members and negatively impact performance. It is not the intention of the Funds to do this; however, it may occur.

LIMITED OPERATING HISTORY. The Funds are closed-end management investment companies with no history of operations and are designed for long-term Members, not as trading vehicles. The Adviser has limited experience in operating a fund such as the Funds described herein.

REGULATORY CHANGE. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Funds and the Master Funds has undergone substantial change in recent years and such change is expected to continue for the foreseeable future. The effect of regulatory change on the Funds and the Master Funds, while impossible to predict, could be substantial and adverse.

INVESTMENTS IN OTHER FUNDS. The Master Funds invest in Hedge Funds and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of Hedge Funds. The Adviser does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of investments in Hedge Funds.


LAYERING OF FEES. Each Fund and Master Fund's fees and expenses, including the management fees and Services Fees, and the member servicing fee payable to the Adviser and the Distributor, respectively, and the compensation paid to Hedge Fund Managers, may result in two levels of fees and greater expense than would be associated with direct investments in Hedge Funds. Each Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investment entities.


ALLOCATION AMONG HEDGE FUND MANAGERS. The Adviser may, from time to time, change the percentage of a Master Fund's assets allocated to each Hedge Fund Manager. Allocation changes may occur for a number of reasons including as a result of a Fund and, in turn, a Master Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional funds (for example, because of capacity restrictions). At times, a Master Fund might have to place some or all of any additional capital with other Hedge Fund Managers. Each Fund's success may depend, therefore, not only on the Hedge Fund Managers the Adviser has selected for the Master Fund(s) and its ability to allocate the assets of the Master Fund(s) successfully among those Hedge Fund Managers, but also on the Adviser's ability to identify new Hedge Fund Managers.


TAX RISKS. Special tax risks are associated with an investment in a Fund, particularly with respect to tax-exempt investors. There can be no assurance that the position of the Funds relating to the consequences of their investment transactions will be accepted by the tax authorities. See "Taxes".

CHANGES IN UNITED STATES LAW. If there are changes in the laws of the United States under which a Fund is organized, so as to result in the inability of a Fund to operate as set forth in this Prospectus, there may be a substantial effect on Members.


BORROWING AND USE OF LEVERAGE. The Master Funds may employ borrowing to facilitate purchases and redemptions of Units, or for various cash management purposes. Any such borrowing would implicitly leverage a Master Fund's investments, which would increase any loss incurred. Hedge Fund Managers may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the small profit potential of certain trading strategies, some Hedge Fund Managers may use leverage to acquire large positions in an effort to meet their objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. These losses would impact the value of a Master Fund holding such Hedge Funds and, in turn, any Fund invested in the Master Fund. See "Principal Risk Factors Relating to Hedge Funds".

TEMPORARY DEFENSIVE POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows, each Fund or Master Fund (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

DELAY IN USE OF PROCEEDS. Although the Funds and the Master Funds currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous and, as a result, a Fund may not achieve its investment objective.


OTHER MEMBERS IN THE MASTER FUNDS. Other Members in a Master Fund may alone or collectively own or acquire sufficient voting interests in a Master Fund to control matters relating to the operation of a Master Fund, which may require a Fund to withdraw its investment in a Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from a Master Fund) which would require a pro rata division of Hedge Fund investments, dependent upon consent for transfer being provided by such Hedge Funds' Managers. There is no certainty that a distribution in-kind could occur. If securities and other non-cash assets are distributed, a Fund could incur brokerage, tax or other charges in converting those assets to cash. In addition, the in-kind distribution may adversely affect the liquidity of a Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.


POTENTIAL CONFLICTS OF INTEREST. The investment activities of the Adviser, the Hedge Fund Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Funds and the Master Funds. See "Potential Conflicts of Interest".


NO PARTICIPATION IN MANAGEMENT. A Member is not entitled to participate in the management of the Funds or the Master Funds, or in the conduct of their business, apart from the capacity to vote on certain matters (including the election of the Board of Managers).


SUBSTANTIAL REPURCHASES. Substantial repurchases of Units within a limited period of time could require the Master Funds to liquidate positions more rapidly than would otherwise be desirable.


MANDATORY REPURCHASE. Each Fund has the right to require the repurchase of a Member's Units and thus the withdrawal of a Member subject to the limitations of the 1940 Act. See "Repurchase and Transfer of Units-- Mandatory Repurchase by a Fund".


INCREASE IN ASSETS UNDER MANAGEMENT. As each Master Fund's assets increase, more capital may be allocated to the Hedge Fund Managers in which it invests. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance can be given that their strategies will continue to be successful or that the return on a Master Fund's investments will be similar to those achieved in the past.

STRUCTURED INVESTMENTS. Each Master Fund may purchase or enter into structured investments, including structured notes linked to Hedge Fund performance and swaps or other contracts paying a return equal to the total return achieved by a Hedge Fund. Such investments may have the effect of magnifying a Master Fund's investment in and risk exposure to a particular Hedge Fund. The values of structured investments depend largely upon price movements in the underlying investment vehicles to which such structured investments are linked. Therefore, many of the risks applicable to investing directly with Hedge Funds are also applicable to the structured investments. However, structured investments also expose a Master Fund to the credit risk of the parties with which it deals. Non-performance by counterparties of the obligations or contracts underlying the structured investments could expose a Master Fund to losses, whether or not the transaction itself was profitable. Structured investments may expose a Master Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

ERISA MATTERS. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or both, which may be relevant to a decision as to whether such a prospective Member should invest in a Fund. There may, for example, be issues as to whether such an investment is "prudent" or whether it results in "prohibited transactions". Legal counsel should be consulted by such a prospective Member before investing in a Fund. See "Taxes". Each Master Fund has a feeder fund designed specifically for tax-exempt investors.

PROVISION OF TAX INFORMATION TO MEMBERS. Each Fund will furnish to its Members, as soon as practicable, after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. However, it is not likely that the Master Funds will receive tax information from Hedge Funds in a sufficiently timely manner to enable the Funds to prepare their information returns. Accordingly it is expected that Members will be required to obtain extensions of time to file tax returns from the Internal Revenue Service (the "Service") or state taxing agencies. The Funds anticipate sending their Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

CUSTODY RISK. Custody of each Master Fund's assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds and may, in turn, have an adverse impact on a Fund and a Master Fund.

ESTIMATES. Each Master Fund has no ability to assess the accuracy of the valuations received from the Hedge Fund Managers with which the Master Fund invests. Furthermore, the net asset values received by a Master Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require a Master Fund's and Fund's financial statements to be revised. See "Calculation of Net Asset Value".


DIVERSIFICATION. The Funds are classified as non-diversified under the 1940 Act. Although the Funds may have broad exposure to a number of Hedge Funds, they may be susceptible to events affecting particular Hedge Funds or industries, and thus exhibit increased volatility.


POTENTIAL CONFLICTS OF INTEREST


From time to time various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of the Adviser, its affiliates, its employees and clients (each an "Adviser Affiliate and collectively the "Adviser Affiliates"). The following briefly summarizes some of these conflicts but is not intended to be an exhaustive list of such conflicts. Like most investment managers, the Adviser Affiliates may manage multiple accounts with the same or similar investment objectives and may have financial incentives to favor certain accounts over others. The Adviser Affiliates owe a fiduciary duty to each client not to unfairly discriminate between clients. The Adviser Affiliates may, if eligible, invest in domestic or foreign pooled investment vehicles ("Investment Vehicles") managed by the Adviser and its affiliates. The Adviser Affiliates may invest on behalf of themselves and clients in securities that would be appropriate for or held by or considered for investment for the Adviser's clients.

The Adviser Affiliates may provide investment banking, placement agent, merchant banking and other financial services including prime brokerage and lending arrangements for, and will in some cases expect to receive compensation directly or indirectly from the issuers or obligors and market participants, including the Adviser's clients, related to the investments held in the Adviser's client portfolios. Accordingly, the Adviser Affiliates may have been involved in the structuring, placement and sale of such investments. Likewise, the Adviser Affiliates may serve on creditor's committees or advise companies in bankruptcy or insolvency proceedings or otherwise be engaged in financial restructuring activities for entities with securities selected by the Adviser for investment by

Investment Vehicles or on behalf of clients to which the Adviser provides discretionary and/or non-discretionary advice ("Advisory Clients") for a negotiated fee. Further, the Adviser Affiliates may have ongoing relationships with companies including Hedge Funds whose securities are in or are being considered for the portfolios of the Adviser's clients. In addition, the Adviser Affiliates may invest and may have already invested in Hedge Funds owned by the portfolios of Investment Vehicles or Advisory Clients (including a/the Master Fund(s)). The making of such investments is based on independent considerations for each Investment Vehicle or Advisory Client (including a/the Master Fund(s)). It is possible that one Investment Vehicle or Advisory Client (including a/the Master Fund(s) may seek to redeem an interest in a particular Hedge Fund when another Investment Vehicle or Advisory Client (including a/the Master Fund(s)) is purchasing an interest in such Hedge Fund.

The Adviser, consistent with its fiduciary duty to each client, will endeavor to resolve conflicts in a manner which it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time. The Adviser currently manages multiple portfolios and it will devote as much time to each client as it deems appropriate to perform its duties. The personnel of the Adviser may have conflicts with similar strategies or investments objectives and may hold the same investments across many client accounts or hold the same positions held by Master Funds. Investment opportunities are allocated in a manner which the Adviser deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser's investment outlook. The Adviser's outlook is based in general on its overall view of market conditions relative to the Master Funds as well as the nature and size of existing positions and cash inflows and redemptions. There is no assurance that all portfolios under the management of the Adviser will hold the same Hedge Funds or will experience similar performance.


The Adviser has adopted policies and procedures designed to address the proper handling of material non-public information ("Information") while in possession of such Information. Generally, the Adviser and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it. By reason of the various activities of the Adviser and its affiliates, the Adviser may be restricted from effecting transactions in certain investments that might otherwise have been initiated or may not access Information that other market participants or counterparties have received.


Except as described above, Hedge Fund Managers are unaffiliated with the Adviser and the Adviser will have no control over Hedge Fund Managers and no ability to detect, prevent or protect the Funds or Master Funds from their misconduct or bad judgment. Hedge Fund Managers may be subject to conflicts of interest due to Hedge Fund incentive fees, which may cause a Hedge Fund Manager to favor Hedge Fund clients having the highest fees over other clients. In addition, Hedge Fund Managers may use conflicting buying and selling strategies for different accounts under management. Lack of disclosure relating to the payment of fees and provision of services by prime brokers to Hedge Funds also may mask conflicts on the part of Hedge Fund Managers.


The general partners, investment managers, and other affiliates of any of the Hedge Funds may have conflicts of interest. For example, such persons may be affiliated or have a relationship with a broker-dealer firm through which a portion of the Hedge Fund's transactions are conducted and such person may receive a portion of the brokerage commissions resulting from such transactions. In addition, such Hedge Funds may engage in other transactions (although generally not lending transactions) with affiliated parties on terms and conditions not determined through arm's-length negotiations. Further, the Adviser may itself seek to encourage the Hedge Fund Managers to trade with or through the Distributor or its affiliates. However, any such trades will be on an arm's-length basis.


In addition, the Distributor (or other of the Adviser's affiliates) may pay from its own resources additional compensation, commissions or promotional incentives either at the time of sale or on an ongoing basis to broker-dealers for Units sold by such broker-dealers. The receipt of such payments could create an incentive for the third party to offer the Funds instead of similar investments where such payments are not received.


PRINCIPAL RISK FACTORS RELATING TO HEDGE FUNDS

INVESTMENT RISKS IN GENERAL. The Hedge Fund Managers will utilize highly speculative investment techniques, including using leverage without limitation, financial and physical commodities contracts, currency speculation and hedging, short sales, listed and over-the-counter options, uncovered option transactions, complex derivative instruments, workouts and startups, illiquid investments, control positions, arbitrage strategies, foreign securities and highly concentrated portfolios. In general, neither a Master Fund nor the Members will have the ability to direct or influence the management of these Hedge Funds or the investment of their assets. If a Master Fund receives distributions in-kind from a Hedge Fund investment, it will incur additional costs and risks to dispose of such assets. Further, there is no assurance that such assets may be liquidated, or if liquidated, reasonable prices will be realized.

SPECULATIVE TRADING STRATEGIES. Some of the Hedge Fund Managers use speculative strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. This may have the effect of magnifying trading losses a Hedge Fund experiences. No guarantee or representation is made that any Hedge Fund Manager will be successful.

ILLIQUIDITY. Hedge Funds typically only allow investors to redeem their investments on a periodic basis such as monthly, quarterly, semiannually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors precluding them from redeeming their investments for a period of time. Hedge Funds with lock-ups may, in some cases, allow investors to redeem their investments during the lock-up period subject to a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment with a Hedge Fund Manager, but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact the Funds. In addition, the Hedge Fund may only provide in-kind redemptions. Such assets may be illiquid and may not be sold at reasonable prices.

OPERATIONAL ISSUES. Investing in Hedge Funds exposes investors to operational risks distinct from the risks associated with Hedge Fund Managers' investment strategies such as operational structure and transparency. Potential operational issues may include the methods a Hedge Fund Manager uses to price securities, organizational structure, technology and the use of soft dollars. Many Hedge Funds are small companies with minimal operating histories run by traders with limited business management experience. Consequently, Hedge Fund investors can be exposed to start-up operational risks.

HEDGE FUND MANAGER MISCONDUCT. When the Adviser invests each Master Fund's assets with a Hedge Fund Manager, each Master Fund will not have custody of the invested assets or control over their investment. Therefore, there is always the risk that a Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests each Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.

PERFORMANCE FEES. Hedge Fund Managers compensated with performance fees may assume more risk than those who receive fixed fees. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; often, but not always, the Hedge Fund Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Hedge Fund Managers incentives to make purchases for the account or fund that are unduly risky or speculative. Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though a Fund and/or the corresponding Master Fund, as a whole, may incur a net loss.

REGULATORY ACTIONS. In the event that federal, state or other regulatory bodies allege misconduct by a Hedge Fund Manager or a Hedge Fund, such authorities may initiate regulatory or enforcement actions, including civil or criminal proceedings. The effect of any regulatory action against a Hedge Fund Manager or a Hedge Fund in which a Master Fund may invest, while impossible to predict, could result in substantial and adverse impact on the Master Fund's Hedge Fund investment, including a reduction in value in or a loss of the investment due to the assessment on a Hedge Fund of fines, penalties and/or other sanctions, including asset freezes. Moreover, regulatory scrutiny on the Hedge Fund industry has increased substantially over the past few years, and the impact of new regulations on Hedge Funds and their investors may be significant.

LIMITED INFORMATION REGARDING HEDGE FUND MANAGERS. Although the Adviser receives certain information from each Hedge Fund Manager regarding the Hedge Fund Manager's historical performance and investment strategy, the Adviser may not be given access to information regarding the actual investments made by Hedge Fund Managers. Moreover, the types and detail of information furnished by Hedge Fund Managers may vary at any given time and the Adviser generally will not know the composition of Hedge Fund Manager portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, the Adviser may not learn of significant structural changes, such as personnel losses, manager withdrawals or capital growth, until after they have taken place. Therefore, the Adviser may not be in a position to redeem from a Hedge Fund investment until after such information has been received.


PAST PERFORMANCE; TRADING METHOD CHANGES. Hedge Fund Managers' trading strategies may change over time. There can be no assurance that any trading strategies will produce profitable results or that past performance of a Hedge Fund Manager's trading strategies indicates future profitability. Furthermore, Hedge Fund Managers' trading methods are dynamic and evolve. Thus, a Hedge Fund Manager may not always use the same trading method in the future that was used to compile past performance histories.

LIMITS ON HEDGED STRATEGIES. Equity Market Neutral or Relative Value hedging or arbitrage strategies are risky. Hedge Fund Managers may employ limited directional strategies that expose the Hedge Funds they manage to certain market risk. Substantial losses may be recognized on hedged positions as illiquidity and default on one side of a position can lead to a hedged position being transformed into an outright speculative position. Every Market Neutral or Relative Value trading strategy involves exposure to second order risks, such as implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm.


SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED. Securities which Hedge Fund Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Hedge Fund Managers anticipate. Hedge Fund Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.


TURNOVER. Hedge Funds may invest on the basis of various short-term market considerations. The turnover rate within these Hedge Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. The Adviser will have no control over this turnover.


ILLIQUID INVESTMENTS. While many Hedge Fund Managers trade primarily in marketable instruments, some may hold non-marketable securities. Such investments could limit the liquidity of a Master Fund's investment in such Hedge Funds. In some circumstances, a Hedge Fund Manager may be unable or unwilling to provide liquidity, which could result in a Master Fund being unable to redeem its investment in the Hedge Fund, even if the Hedge Fund otherwise invests in liquid instruments. The Hedge Fund may also make in-kind distributions and thus the Fund may hold illiquid securities which may be hard to liquidate or may be liquidated only at unattractive prices.


USE OF LEVERAGE. Hedge Fund Managers may employ leverage in a number of ways including purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps and repurchase agreements. The more leverage employed, the more likely it is that a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in Relative Value positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

FINANCING ARRANGEMENTS. As a general matter, the banks and dealers that provide financing to the Hedge Funds have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing, without which such a Hedge Fund may not be viable.

GENERAL ECONOMIC CONDITIONS. The success of Hedge Fund strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets. Unexpected volatility or illiquidity in the markets in which the Hedge Fund Managers hold positions could result in significant losses for Hedge Funds.

USE OF MULTIPLE HEDGE FUND MANAGERS. The Hedge Fund Managers trade independently of each other and may place orders that "compete" with each other for execution or that cause a Master Fund to establish positions that offset each other (in which case the Master Fund would indirectly incur commissions and fees without the potential for a trading profit).

TANDEM MARKETS. The Funds may invest in Hedge Fund Managers who, in aggregate, broadly allocate among various assets classes such as equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments globally. However, from time to time multiple markets can move in tandem against a Master Fund's positions and in such cases a Master Fund could suffer substantial losses.

OTHER ACCOUNTS OF HEDGE FUND MANAGERS. The Hedge Fund Managers may manage other accounts (including accounts in which the Hedge Fund Managers have a personal interest) which could impact how trades are allocated to the Master Funds' Hedge Fund investments. Large positions held by a Hedge Fund Manager across several accounts may be difficult to liquidate at what the Hedge Fund Manager believes to be a fair price. The investment activities of the Hedge Fund Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Master Funds. See "Potential Conflicts of Interest".

LITIGATION AND ENFORCEMENT RISK. A Hedge Fund Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor's committees or attempt to gain control of a company. Under such circumstances, a Master Fund investing in the Hedge Fund could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance, and other violations of securities laws. Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties. Investigations and enforcement proceedings are ongoing and it is possible that Hedge Fund Managers with whom the Master Funds invest may be charged with involvement in such violations. In such a case, the performance records of the charged Hedge Fund Managers may be misleading. Furthermore, such Hedge Funds and, in turn, the Master Funds (and thus the Funds) could be exposed to losses.

TRADING SUSPENSIONS. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for a Hedge Fund Manager to liquidate positions and thereby expose a Master Fund to losses.

CONCENTRATION. Hedge Fund Managers may manage highly concentrated Hedge Fund portfolios limited to a few securities, industries or geographical regions. Such portfolios may expose investors to potentially greater losses than more diversified Hedge Funds.

CORPORATE INVESTMENTS. Some Hedge Funds Managers take positions in securities issued by companies and will be subject to the risks associated with the businesses in which such companies are engaged, including difficult market conditions, changes in regulatory requirements, interest rate fluctuations, general economic downturns and other factors.

CORPORATE DEBT OBLIGATIONS. Certain Hedge Fund Managers may invest in corporate debt or other fixed income obligations. Corporate debt obligations are subject to credit and other risks. Adverse changes in the financial condition of an issuer or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal and interest or have an adverse effect on the prices of fixed income obligations. Corporate debt obligations are also subject to liquidity risk and the risk of market price fluctuations. Adverse changes in the financial condition of an issuer may affect the liquidity of the market for such an issuer's securities and may reduce the market price of such securities. In addition, adverse changes in general economic conditions may affect the liquidity of the market for corporate debt obligations in general and may reduce the market prices of some or all of such securities.

Certain corporate debt obligations that are investment grade may have credit ratings that are lower than other investment grade corporate debt obligations. Such securities have greater credit risk and may be subject to greater liquidity risk and volatility than other investment grade corporate debt obligations with higher credit ratings.

BELOW INVESTMENT GRADE SECURITIES. Certain Hedge Fund Managers may take positions in below investment grade securities. The principal value of such securities is affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the issuer. These factors have historically had a more pronounced effect on such securities than on investment grade securities, and they may be expected to continue to have a larger effect in the future.

COMMODITIES. Hedge Funds Managers may trade in commodities, futures and options. These types of contracts involve numerous risks which include leverage (margin is usually only 5-15% of the face value of the contract and exposure can be nearly unlimited), illiquidity, governmental intervention designed to influence commodity prices and credit risk vis-a-vis contract counterparties.


CURRENCIES. Currency exchange rates have been volatile in recent years and Hedge Fund Managers are able to take positions in currencies with nearly unlimited leverage. The combination of volatility and leverage give rise to the possibility of large profits and large losses. In addition, there is counterparty risk since currency trading is done on a principal-to-principal basis.


SPOT AND FORWARD CONTRACTS. Hedge Fund Managers may enter into spot and forward contracts on currencies in the inter-bank markets and on other commodities. Spot and forward contracts are not traded on exchanges, and as a consequence, investors in such contracts do not benefit from the regulatory protections of exchanges or governmental or regulatory authorities in any jurisdiction; rather, banks and broker-dealers act as principals in these markets.

DERIVATIVES. Hedge Fund Managers may trade in various derivatives markets (E.G., swaps, over-the-counter options and asset-backed securities). There are uncertainties as to how these markets will perform, particularly during periods of unusual price volatility or instability, market illiquidity or credit distress. Substantial risks are also involved in borrowing and lending against such instruments.

The prices of these instruments are volatile and valuations may be difficult to obtain, market movements are difficult to predict and financing sources and related interest rates are subject to rapid change. Most of these instruments are not traded on exchanges but rather through an informal network of banks and broker-dealers and a Master Fund, through its investment in the Hedge Funds, will be fully subject to the risk of counterparty default. These banks and broker-dealers have no obligation to make markets in these instruments, and can apply essentially discretionary margin and credit requirements (and thus, in effect, force a Hedge Fund Manager to close out positions or post additional collateral).

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. Certain Hedge Fund Managers are active in asset-backed and/or other mortgage-backed securities markets. Trading asset-backed and mortgage-backed securities may entail a variety of unique risks. Among other risks, such securities may be subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on such securities changes based on multiples of changes in interest rates or inversely to changes in interest rates). Furthermore, (i) the performance of a structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets and (ii) the price of an asset-backed or mortgage-backed security, if required to be sold, may also be subject to certain market and liquidity risks at the time of sale.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. A portion of some of the Hedge Funds' portfolios may be invested in the stocks of companies with small-to-medium-sized market capitalizations, including growth stage companies. While in certain markets the stocks of such companies may provide the potential for appreciation, these stocks, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies. In addition, small-capitalization stocks may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources. The Master Funds may invest in Hedge Funds that, in turn, may invest in companies that have product lines that have, in whole or in part, only recently been introduced to the market or that may still be in research and development. Such companies may also be dependent on key personnel with limited experience. The Master Funds and the Funds will be exposed to the risk of loss to the extent the Hedge Fund Manager invests in such companies.

NON-U.S. SECURITIES. Hedge Funds may trade in foreign investment funds and various foreign securities including the securities of foreign companies. Foreign securities expose investors to a number of specific risks. These risks include: currency fluctuations and controls; limited information and corporate disclosure; lax accounting, auditing and financial standards and requirements; low trading volumes and government-imposed trading restrictions; difficulty in obtaining and/or enforcing legal judgments; regional economic and political instability; high brokerage commissions and custody fees; unregulated or poorly regulated securities markets; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices.

Certain foreign markets provide attractive regulatory environments for investors. However, foreign markets may not offer the same protections or remedies as U.S. markets and investors may have limited recourse in the event of fraud, malfeasance or bad faith. In addition, custodial and record keeping risks may exist. Laws and regulations of foreign countries may impose restrictions that do not exist in the United States. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may, for example, involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate local currencies. Some countries may also restrict the repatriation of currency and make it necessary for a Hedge Fund Manager to distribute to investors the full or a partial amount of its investments in non-U.S. securities or currency in-kind or in a foreign currency. No assurance may be made that a given political or economic climate or that particular legal or regulatory risks might not adversely affect an investment by the Master Funds.

Finally, each Hedge Fund may, but is not required to, hedge the currency risk associated with any non-U.S. Dollar denominated investments.

EMERGING MARKETS. Certain Hedge Funds participate in emerging markets. Many securities traded in emerging markets are substantially less liquid, more volatile, and are subject to less governmental supervision than similar securities traded in the U.S. and other developed countries. In addition, there is generally less governmental regulation of securities exchanges, securities dealers, and listed and unlisted companies and less stringent reporting requirements in emerging markets than in the United States and other developed countries. Emerging markets may have slower clearance and settlement procedures, higher transactions costs and investment restrictions that may restrict or delay trading by Hedge Fund Managers. In addition, certain governments may require approval for, or otherwise restrict, the repatriation of investment income, capital, or proceeds of sales of securities by foreign investors. War, governmental intervention, lack of capital, corruption, poor corporate management and limited resources are also common risks associated with investing in these markets. Certain Hedge Fund Managers trade sovereign debt obligations including sovereign debt issued by sovereign obligors in emerging markets. Sovereign debt may carry below investment grade credit ratings and be highly speculative. In recent years, defaults or restructurings of public and inter-bank indebtedness have occurred in several emerging markets including Argentina, Brazil, Costa Rica, Ecuador, Indonesia, Malaysia, Mexico, Pakistan, Peru, Russia, South Korea, Vietnam, Thailand, Uruguay and Venezuela, as well as several African countries. There can be no assurance that foreign sovereign debt securities in which the Hedge Funds may invest will not default or be subject to similar restructuring arrangements.

REPURCHASE AGREEMENTS. Some of the Hedge Fund Managers may enter into repurchase agreements by which they buy a security and simultaneously agree to sell it back at a higher price. If the counterparty to a repurchase agreement becomes insolvent or bankrupt, the Hedge Fund may experience delays and/or incur unexpected costs. Such events may also expose Hedge Funds to losses as the security price may fluctuate. Repurchase agreements can have effects similar to margin trading and other leveraging strategies.

REVERSE REPURCHASE AGREEMENTS. Certain Hedge Fund Managers may enter into reverse repurchase agreements. Reverse repurchase agreements involve certain risks. For example, if the seller of securities under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Hedge Fund acting as a counterparty will seek to dispose of the securities. This could involve costs, delays and unfavorable pricing. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Hedge Fund Manager's ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Hedge Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.


LOAN PARTICIPATIONS. Certain Hedge Fund Managers may invest in loan participations. These investments involve certain risks additional to those associated with assignments of direct loans. A loan participant has no contractual relationship with the borrower of the underlying loan. As a result, the participant is generally dependent upon the lender to enforce its rights and obligations under the loan agreement in the event of a default, and may not have the right to object to amendments or modifications of the terms of such a loan agreement. A participant in a syndicated loan generally does not have voting rights, which are retained by the lender. In addition, a loan participant is subject to the credit risk of the lender as well as the borrower, since a loan participant is dependent upon the lender to furnish to the participant its share of payments of principal and interest received on the underlying loan.


ADRS AND GDRS. Hedge Fund Managers may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and GDRs, in bearer form, may be denominated in other currencies and are designed for use in global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing similar arrangements.

WORKOUTS AND STARTUPS. Hedge Fund Managers may take positions in distressed companies and new ventures. Such investments are subject to greater risk of loss than investments in companies with more stable operations. Such investments also may be speculative and illiquid.

CONTROL POSITIONS. Certain Hedge Funds may assume control positions in various companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.


RISK ARBITRAGE. Some Hedge Fund Managers may engage in risk arbitrage transactions. Taking positions in companies subject to significant corporate transactions involves substantial risks because transactions may fail for a number of reasons. There can be no assurance that publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructurings and other similar transactions will take place. Thus, there can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions that may lead to unexpected positive or negative changes in a company profile, shareholder disapproval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the trading strategies utilized by Hedge Fund Managers will prove profitable.

INDUSTRY RISKS. Hedge Fund Managers may focus on a particular industry or industries. Substantial risks are involved in making such investments including industry concentration, volatility of commodity prices, high levels of competition, obsolescence of technologies, political risks, regulatory risks and geopolitical uncertainties or instabilities.

LIMITS OF RISK DISCLOSURES


The above discussion covers certain risks associated with an investment in the Funds and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Funds. Prospective Members should read this entire Prospectus and a Fund's LLC Agreement and consult with their own advisers before deciding whether to invest in a Fund. An investment in a Fund should only be made by Members who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal.


In addition, as each Fund's investment program will evolve over time, an investment in a Fund will likely be subject to risk factors not described in this Prospectus. Each Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

USE OF PROCEEDS


The proceeds from the initial sale of Units, net of a Fund's fees and expenses, will be invested by a Fund in one Master Fund, or, in the case of the Multi-Strategy Fund, potentially several Master Funds, as soon as practicable, and each Fund expects that after receipt of such proceeds by the Master Fund(s), the Master Fund(s) will pursue their investment programs and objectives as soon as practicable, consistent with market conditions and the availability of suitable Hedge Fund investments. The Funds expect to be fully invested within three months of receipt of proceeds from the initial sale of Units.


MANAGEMENT OF THE FUNDS AND THE MASTER FUNDS

GENERAL

Each Fund's Board and each Master Fund's Board provide broad oversight over the operations and affairs of each Fund and each Master Fund, respectively. A majority of each Fund's Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). Similarly, a majority of each Master Fund's Board is comprised of persons who are not "interested persons" of the Master Fund (the "Master Fund's Independent Managers").


The Adviser was formed as a corporation under the laws of the State of Delaware in 1994 and is a registered investment adviser under the Advisers Act. The Adviser is registered as a "commodity pool operator" with the CFTC and is a member of the National Futures Association in such capacities. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser may in the future serve as an investment adviser or general partner of other registered and unregistered private investment companies. The offices of the Adviser are located at 11 Madison Avenue, 13th Floor, New York, NY 10010.


The Adviser is an affiliate of Credit Suisse First Boston LLC, which is also registered with the SEC as an investment adviser. Credit Suisse First Boston LLC operates in more than 68 locations across more than 33 countries on five continents and is a business unit of Zurich-based Credit Suisse Group, a leading global financial services company.


The Adviser and HFI, its fund-of-funds management division, have been creating and managing fund-of-funds portfolios since 1994. HFI's team of research and risk management professionals has significant investment experience in research, sales and trading, Hedge Fund management, risk management and fund-of-funds investing. HFI manages investments with more than 150 Hedge Funds and believes that its information network provides it with contact to a range of Hedge Fund Managers and enables it to quickly spot new Hedge Fund talent. The Adviser believes that HFI's team-based investment process and proprietary technology platform help to eliminate individual biases with the aim of achieving consistently high quality portfolio management across the Funds and Master Funds.

The Adviser is responsible for implementing the Funds' and the Master Funds' investment programs, subject to the ultimate supervision of, and any policies established by, each respective Fund's and Master Fund's Board. Under the terms of the Advisory Agreements, the Adviser manages investment programs consistent with the investment objectives and policies of the Master Funds through strategy allocation and strategy composition. This involves allocating each Master Fund's assets to Hedge Funds and regularly evaluating the Master Funds' Hedge Fund investments, both individually and in the context of the Master Funds' investment objectives, to maintain exposure to quality Hedge Funds and opportunistically position the Master Funds. The Adviser may reallocate a Master Fund's assets among Hedge Funds, redeem a Master Fund's investments in Hedge Funds or select additional Hedge Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund's Board. If SEC exemptive relief from certain prohibitions is obtained in the future, the Adviser will also be responsible for strategy allocation of the Multi-Strategy Fund. In such instance, the Adviser will determine how to allocate the Multi-Strategy Fund's assets among the Master Funds opportunistically while maintaining diversified exposure to a number of Hedge Fund strategies. Also, the Adviser, at its discretion, may choose to allocate some of the Multi-Strategy Fund's assets to the Multi-Strategy Master Fund, and, in turn, invest the Multi-Strategy Master Funds' assets in Hedge Funds in order to complement the Multi-Strategy Fund's allocations to the other Master Funds. Currently, the Multi-Strategy Fund may only invest in the Multi-Strategy Master Fund. HFI has an extensive network of industry contacts with Hedge Fund Managers and broker-dealers. As a result of its longstanding ties in the Hedge Fund industry, HFI has access to many new and established managers that may not be accepting capital from new investors.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, each Master Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of outstanding Units determined as of the last day of each calendar month (before any repurchases of Units).


Senior management personnel of HFI working in conjunction with research and risk management personnel are responsible for making all investment decisions on behalf of the Adviser. They have significant investment experience in several asset classes across a number of functional roles. They identify, evaluate, structure, manage and monitor billions of dollars in Hedge Fund investments globally and maintain a unique network within the alternative investment community as a result of their prior and ongoing experience. The Adviser believes that, as a result of these contacts, each Master Fund should have access to several Hedge Funds from which to select. The Adviser and its investment personnel do not have any experience managing a registered fund.


PORTFOLIO MANAGERS [TO BE UPDATED]

The portfolio managers listed below are primarily responsible for the day-to-day management of the respective Master Fund. For additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of Units of the Funds they manage, please consult the Funds' SAI.

MULTI-STRATEGY MASTER FUND. [IDENTIFY PORTFOLIO MANAGER(S); PROVIDE BUSINESS EXPERIENCE DURING PAST FIVE YEARS; IF MORE THAN ONE, PROVIDE ROLE ON TEAM] _____________ [has/have] been primarily responsible for the day-to-day management of the Multi-Strategy Fund since April 2005.

EVENT DRIVEN MASTER FUND - Patrick Adelsbach, [TITLE], [BUSINESS EXPERIENCE DURING PAST FIVE YEARS]. Mr. Adelsbach has been primarily responsible for the day-to-day management of the Event Driven Fund since April 2005.

LONG/SHORT EQUITY MASTER FUND - Joseph Larucci, [TITLE], [BUSINESS EXPERIENCE DURING PAST FIVE YEARS]. Mr. Larucci has been primarily responsible for the day-to-day management of the Long/Short Equity Fund since April 2005.

RELATIVE VALUE MASTER FUND - Norman Kilarjian, [TITLE], [BUSINESS EXPERIENCE DURING PAST FIVE YEARS]. Mr. Kilarjian has been primarily responsible for the day-to-day management of the Relative Value Fund since April 2005.

TACTICAL TRADING MASTER FUND - David Scicolone, [TITLE], [BUSINESS EXPERIENCE DURING PAST FIVE YEARS]. Mr. Scicolone has been primarily responsible for the day-to-day management of the Tactical Trading Fund since April 2005.


ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT AND REGISTRAR SERVICES


PFPC Inc. (the "Administrator") provides certain administrative services to the Funds and the Master Funds. In consideration of these services, each Fund will pay the Administrator a fee which is not expected to exceed [___]% per annum of the aggregate value of outstanding Units determined as of the last day of each calendar month and paid monthly (the "Administration Fee"). Each Fund may also, based upon its interest in the Master Fund, bear a proportionate interest in the Administration Fee paid by the Master Fund. PFPC Trust Co. (the "Custodian") serves as each Fund's and each Master Fund's custodian. The principal business address of the Administrator and the Custodian is 301 Bellevue Parkway, Wilmington, Delaware 19809.

The Adviser may provide certain services to each Fund. These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to each Fund and Master Fund. In consideration for certain administrative services to the Funds and the Master Funds, each Fund may pay the Adviser or its affiliates a fee computed at the annual rate of 0.10% of the aggregate value of outstanding Units, (before any repurchases of interests) determined as of the last day of each calendar month and paid quarterly (the "Services Fee").


MEMBER SERVICING ARRANGEMENTS


Under the terms of a member servicing agreement between each Fund and the Distributor (the "Member Servicing Agreement") that has been approved by each Fund's Board, the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing member services and account maintenance services to Members that are their customers ("Member Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Funds (E.G., responding to questions concerning investments in a Fund, capital account balances, and reports and tax information provided by a Fund); assisting in the enhancement of relations and communications between Members and Funds; assisting in the establishment and maintenance of Member accounts with a Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Member Servicing Agreement, each Fund will pay a fee computed at up to an annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month and paid quarterly (before any repurchases of Units), to the Distributor to reimburse it for payments made to Member Service Providers and for the Distributor's ongoing member servicing. Each Member Service Provider will be paid based on the aggregate value of outstanding Units held by Members that receive services from the Member Service Provider. The Distributor will be entitled to reimbursement under the Member Servicing Agreement for any payments it may make to any affiliated Member Service Providers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to Member Service Providers for ongoing member servicing.


HEDGE FUND MANAGERS

Set out below are certain practices that the Adviser expects that Hedge Fund Managers may follow. However, no guarantees or assurances can be made that such practices will be followed or that a particular Hedge Fund Manager will adhere to and comply with, its stated practices.

The Adviser anticipates that each Hedge Fund Manager with whom a Master Fund invests will consider the vehicle in which the Master Fund invests for all appropriate investment opportunities that are also under consideration for investment by the Hedge Fund Manager for Hedge Funds and other accounts managed by the Hedge Fund Manager (collectively the "Hedge Fund Manager Accounts"), that pursue investment programs similar to that of the vehicle in which the Master Fund invests. Circumstances may arise, however, under which a Hedge Fund Manager will cause its Hedge Fund Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Hedge Fund Manager will commit assets of the vehicle in which a Master Fund invests. Circumstances may also arise under which a Hedge Fund Manager will consider participation by its Hedge Fund Manager Accounts in investment opportunities in which the Hedge Fund Manager intends not to invest on behalf of a vehicle in which a Master Fund invests, or vice versa.

Situations may occur when a Master Fund could be disadvantaged by investment activities conducted by the Hedge Fund Manager for the Hedge Fund Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a vehicle in which a Master Fund and/or Hedge Fund Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor") invests; (2) legal prohibitions on the Co-Investors participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument where availability is limited.

Each Hedge Fund Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of a Master Fund or a Hedge Fund in which a Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Hedge Fund Manager that are the same, different from or made at different times than positions taken for a Master Fund or a Hedge Fund in which a Master Fund invests.

Hedge Fund Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Hedge Fund Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide.

SUBSCRIPTIONS FOR UNITS

SUBSCRIPTION TERMS


Each Fund currently intends to accept initial and additional subscriptions for Units made after the closing date and the commencement of each Fund's investment operations as of the first business day of each calendar month through such date or at such other times as may be determined by the Fund's Board. Each Fund's Board may discontinue accepting subscriptions at any time. Any amounts received in connection with the offer of Units will be promptly placed in an escrow account with PFPC Inc., as each Fund's escrow agent, prior to their investment in a Fund. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription. Although a Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Member may not become a Member until cleared funds have been received, and the prospective Member is not entitled to interest or performance returns until accepted as a Member. The prospective Member must also submit a completed subscription agreement before the applicable subscription date. Each Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

The minimum initial investment in a Fund from each Member is $50,000 and the minimum additional investment in a Fund is $50,000. The minimum initial and additional investments may be reduced by a Fund with respect to individual Members or classes of Members (for example, with respect to employees or Managers of a Fund, the Adviser or its affiliates). A Fund may accept investments for a lesser amount under certain circumstances, including where a Member has significant assets under the management of the Adviser or an affiliate, in the case of regular follow-on investments, and other special circumstances that may arise (with a $25,000 minimum for any such special circumstances). Certain selling broker-dealers and financial advisers may impose higher minimums. A Fund may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the Member's capital account balance in a Fund, as a result of repurchase or transfer requests by the Member, is less than $50,000.


Except as otherwise permitted by a Fund, initial and any additional contributions to the capital of a Fund by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of a Fund will be payable in one installment. Although a Fund may, in its discretion, accept contributions of securities, the Funds do not currently intend to accept contributions of securities. If a Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund, and where appropriate, the Master Fund(s), value their other assets.

Each new Member must agree to be bound by all of the terms of the respective Fund's LLC Agreement. Each potential Member must also represent and warrant in a subscription agreement, among other things, that the Member is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

MEMBER QUALIFICATIONS

Each Member will be required to represent that it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes:

    - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;


    - Any natural person who has a net worth or joint net worth with that person's spouse at the time of purchase that exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);


    - An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;


    - A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;


    - A Manager or executive officer of a Fund;


    - An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in a Fund and that is one of the following:
      (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Massachusetts or similar business trust;


    - An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," or "savings and loan association," (within the meaning of Regulation D under the 1933 Act) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

    - A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

    - An investment company registered under the 1940 Act;

    - An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

    - An insurance company as defined in Section 2(13) of the 1933 Act;

    - A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

    - An entity in which all of the equity owners meet the qualifications set forth above.

After their initial purchase, existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. In addition, Eligible Investors may not be charitable remainder trusts. Members must complete and sign a Member certification verifying that they meet these requirements before they may invest in a Fund. A form of this Member certification is contained in Appendix A of this Prospectus. Various brokers that have entered into selling agreements with the Distributor may use differing Member certifications, which cannot, however, alter a Fund's requirement that a Member be, at a minimum, an Eligible Investor.

REPURCHASES AND TRANSFERS OF UNITS

NO RIGHT OF REDEMPTION

No Member or other person holding Units acquired from a Member will have the right to require a Fund to redeem those Units. There is no public market for Units and none is expected to develop. Units are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by each Fund. Any transfer of Units in violation of the respective LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by a Fund, as described below. For information on each Fund's policies regarding transfers of Units, see "Repurchases, Mandatory Redemptions and Transfers of Units -- Transfers of Units" in the SAI.

REPURCHASES OF UNITS

Each Fund from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units.


In determining whether a Fund should repurchase Units from Members pursuant to written tenders, a Fund's Board will consider a variety of factors. Each Board expects that a Fund will offer to repurchase Units from Members on [DATE]. The Board expects that after that date each Fund will ordinarily offer to repurchase Units from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately following business day.) The Board will consider the following factors, among others, in making its determination:

    - whether any Members have requested to tender Units to a Fund;

    - the liquidity of the Fund's assets;

    - the investment plans and working capital requirements of a Fund;

    - the relative economies of scale with respect to the size of a Fund;

    - the history of the Fund in repurchasing Units;

    - the market environment; and

    - the anticipated tax consequences of any proposed repurchases of Units.


Each Fund's assets consist primarily of interests in one, or in the case the Multi-Strategy Fund, potentially multiple Master Funds. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, a Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interest in a Master Fund only pursuant to repurchase offers by that Master Fund. A Fund will not conduct a repurchase offer for Units unless the Master Fund in which it invests simultaneously conducts a repurchase offer for its interests. Each Master Fund's Board of Managers (the "Master Fund's Board") expects that each Master Fund will conduct repurchase offers on a quarterly basis in order to permit each Fund to meet its obligations under its repurchase offers. However, there are no assurances that a Master Fund's Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than the sum of the repurchase offers made by the Master Fund in which it holds an interest. Each Master Fund will make repurchase offers, if any, to all of its members, including the Funds that are invested, on the same terms. This practice may affect the size of a Master Fund's offers. Subject to a Master Fund's investment restriction with respect to borrowings, a Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.


The Board will determine that a Fund may repurchase Units from Members pursuant to written tenders only on terms the Board determines to be fair to a Fund and its Members. When the Board determines that a Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Units from the respective Fund during the period the offer remains open.

When Units are repurchased by a Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of a Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by a Master Fund, or partly in cash and partly in-kind. The Funds do not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that a Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. See "Risk Factors -- Principal Risk Factors Relating to the Funds' Structure". Repurchases will be effective after receipt of all eligible written tenders of Units from Members and acceptance by the Fund.

REPURCHASE PROCEDURES

A Fund may have to effect a withdrawal from its Master Fund to pay for the Units being repurchased. The Master Fund, in turn, may have to effect redemptions from Hedge Funds to pay for the repurchase of a Fund's interest in the Master Fund. Due to liquidity constraints associated with a Master Fund's investments in Hedge Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (the "Valuation Date") that is at least 30 days after the date by which Members must submit a repurchase request. Each Fund will generally pay (a) Members who have tendered all of their Units (or an amount that would cause their capital account, as discussed below, to fall below the minimum amount) an initial payment equal to 95% of the value of the Units repurchased and (b) all other Members the entire value of their Units that have been repurchased, at least one month after the Valuation Date. Any balance due to withdrawing Members will be determined and paid promptly after completion of the Fund's annual audit and be subject to audit adjustment. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of those Units determined on the Valuation Date based on the net asset value of that Fund's assets as of that date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from a Fund. However, upon the expiration of a repurchase offer (I.E., at least 30 days prior to the Valuation Date), each Master Fund will deposit into an interest bearing escrow account an amount of Hedge Fund securities being liquidated and cash approximately equal to the payment required to redeem all Units accepted for repurchase. The deposit of such amount may be delayed under circumstances where the respective Master Fund has determined to redeem its interests in Hedge Funds to cover the Fund's repurchase offer, but has experienced delays in receiving payments from the Hedge Funds. Members will be notified in advance of the expected payment date.

Any Member tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early withdrawal charge of 2.00% (as a percentage of repurchase proceeds) paid to the Fund.

A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of at least $50,000. If a Member tenders a portion of the Member's Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, each Fund reserves the right to reduce the portion of Units to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Units by each Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

MANDATORY REPURCHASE BY A FUND

The LLC Agreement of each Fund provides that a Fund may repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause a Fund to be in violation of certain laws; continued ownership of the Units may adversely affect a Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or it would be in the best interests of a Fund to repurchase the Units or a portion thereof. Members whose Units, or a portion thereof, are redeemed by a Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member's purchase of Units.

CALCULATION OF NET ASSET VALUE

Each Fund will compute its net asset value as of the last business day of each "fiscal period" (as defined under "Units and Capital Accounts" below). Such computation is expected to occur on a monthly basis and other times at the Board's discretion. In determining its net asset value, each Fund will value its investments as of such fiscal period end. The net asset value of a Fund will equal the value of the assets of that Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of each Fund will consist primarily of each Fund's interest in its respective Master Fund. In computing its net asset value, each Fund will value its interest in the Master Fund(s) at the net asset value provided by the Master Fund(s) to the respective Fund.

Each Master Fund's Board has approved procedures pursuant to which the Master Fund will value its investments in Hedge Funds at fair value. As a general matter, the fair value of a Master Fund's interest in a Hedge Fund will represent the amount that the Master Fund could reasonably expect to receive from a Hedge Fund or from a third party if the Master Fund's interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund's valuation policies and reported by the Hedge Fund at the time of such valuation to the Master Fund. Under some circumstances, a Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that a Hedge Fund's reported valuation does not represent fair value. In addition, a Master Fund may not have a Hedge Fund's reported valuation as of a particular fiscal period end -- for example, in the event that a Hedge Fund does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such a Hedge Fund based on any relevant information available at the time the Master Fund values its portfolio, including the most recent value reported by the Hedge Fund. Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.


When investing in any Hedge Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund. As a general matter, such review will include a determination of whether the Hedge Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by each Master Fund's Board provide that the Adviser will review the valuations provided by Hedge Fund Managers, neither the Adviser nor the Master Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by such Hedge Fund Managers.


Each Fund's and Master Fund's valuation procedures require each Fund, Master Fund and the Adviser to consider relevant information available at the time that a Fund and its Master Fund value their respective portfolios. The Adviser and/or each Master Fund's Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Manager does not represent the fair value of a Master Fund's interests in the Hedge Fund. Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by a Master Fund's Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, a Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, a Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Hedge Fund. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, a Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Hedge Fund Managers, upon which each Master Fund calculates its fiscal period end net asset values, may be subject to later adjustment by Hedge Fund Managers, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any adjustments in the valuations of the Hedge Funds will be reflected in a Fund's net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in "Repurchases and Transfers of Units -- Repurchase Procedures", or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by each Master Fund's Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, a Master Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by that Master Fund's Board, determines in good faith best reflects approximate market value. Each Master Fund's Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to that Master Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of a Master Fund in securities or other instruments that are not investments in Hedge Funds, a Master Fund will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by a Master Fund's Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or a Master Fund's Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with each Master Fund's valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Each Master Fund's Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund's Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by a Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by that Master Fund's Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by a Master Fund and other clients. Consequently, the fees charged to a Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.


Expenses of a Master Fund, including the Adviser's Management Fees and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.


Prospective Members should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of a Master Fund if the judgments of that Master Fund's Board, the Adviser or Hedge Fund Managers should prove incorrect. Also, Hedge Fund Managers will only provide determinations of the net asset value of Hedge Funds on a periodic basis. Consequently, it will not be possible to determine the net asset value of a Master Fund more frequently.

UNITS AND CAPITAL ACCOUNTS

GENERAL

Each Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of that Fund. The aggregate net asset value of the Member's Units will reflect the value of the Member's capital account. Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of that Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by a Fund of the Member's Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of a Fund is made, (iv) any day as of which a Fund values any Units of any Member in connection with the repurchase of such Units, or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of a Fund by a Member. Thereafter Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing a Fund's aggregate net asset value by the number of Units outstanding at the applicable date.

ALLOCATION OF NET PROFITS AND LOSSES

Net profits or net losses of a Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective Unit ownership for the period. Net profits or net losses will be measured as the net change in the value of the assets of a Fund including any net change in unrealized appreciation or depreciation of investments as well as realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by a Fund of Units.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member's capital account for the current and prior taxable years.

ALLOCATION OF SPECIAL ITEMS

Withholding taxes or other tax obligations incurred by a Fund (either directly or indirectly through the respective Master Fund) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

RESERVES

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to a Fund. Reserves will be in such amounts (subject to increase or reduction) that a Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by a Fund's Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

Whenever a Fund as a member in a Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund's business, which may be determined by the Board of the Master Fund without member approval), the Fund will hold a meeting of the Members and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Each Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

TAXES

The following is a summary of certain aspects of the income taxation of a Fund and its Members and of the respective Master Funds that should be considered by a prospective Member. The Funds have not sought a ruling from the Service or any other Federal, state, or local agency with respect to any of the tax issues affecting the Funds, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Funds is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member or to certain Members subject to special treatment under the Federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order to understand the Federal, state, local and foreign income tax consequences of an investment in a Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Further, the use of leverage by the Funds, the Master Funds, and the Hedge Funds could result in the receipt of unrelated business taxable income by tax-exempt investors in the Funds. Prospective tax-exempt investors are urged to consult their own counsel and tax advisers regarding the acquisition of Units. Each Master Fund has a feeder fund designed specifically for tax-exempt investors.


TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS


The Funds have received an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.


Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a "redemption or repurchase agreement" safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a "redemption or repurchase agreement," which is defined as "a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner. The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner's intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership's taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.


Each Fund's LLC Agreement contains provisions satisfying two of the requirements for a safe-harbor redemption or repurchase agreement. First, each LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof). Second, each LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (I.E., four times per fiscal year).

The third condition of the "redemption or repurchase agreement" safe harbor is that the repurchased interests' partnership capital or profits not exceed 10 per cent per year of the total interests in partnership capital or profits. Each LLC Agreement does not contain an explicit limitation on the number of Units that can be repurchased in any year. The transfer restrictions and repurchase provisions of each LLC Agreement are sufficient to meet the requirements of the "redemption or repurchase agreement" safe harbor as set forth in the Section 7704 Regulations in any year in which a Fund repurchases Units representing not more than 10 percent of the total interests in a Fund's capital or profits.

In the event that, in any year, a Fund repurchases Units in excess of 10 percent of the total interests in the Fund's capital or profits, the Fund will not satisfy the "redemption or repurchase agreement" safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. Kirkpatrick & Lockhart Nicholson Graham LLP also has rendered its opinion that each Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the "redemption or repurchase agreement" safe harbor in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in that Fund's capital or profits and that, in the event that a Fund in any year repurchases Units in excess of 10 percent of the total interests in that Fund's capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to that Fund's repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of each Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as a publicly traded partnership taxable as a corporation.


Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

As an entity treated as a partnership for tax purposes, each Fund is not itself subject to Federal income tax. Each Fund will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of the respective Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. The Funds do not presently intend to make periodic distributions of their net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of each Fund's Board. Each Member will be taxed on its distributive share of the respective Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Funds and their investments under Federal and state law, see "Tax Aspects" in the SAI.

DISTRIBUTION ARRANGEMENTS

GENERAL


The Distributor acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement entered into with each Fund. Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. No Fund is obligated to sell to a broker-dealer any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in a Fund. The Distributor maintains its principal office at 11 Madison Avenue, New York, NY 10010. The Distributor is an affiliate of the Adviser.

Units are being offered in an initial offering. Each Fund expects to deliver Units purchased in the initial offering on or about [MONTH DAY], 2005, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Units will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other broker-dealer is obligated to buy from a Fund any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial offering. The Distributor does not intend to make a market in Units. To the extent consistent with applicable law, each Fund has agreed to indemnify the Distributor and its affiliates and broker-dealers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the 1933 Act.


PURCHASE TERMS


Units are being offered only to Eligible Investors that meet all requirements to invest in a Fund. The minimum initial investment in a Fund by a Member is $50,000. Subsequent investments must be at least $50,000. A Fund may accept investments for lesser amounts (which will not be less than $25,000) under certain circumstances. Certain selling broker-dealers and financial advisers may impose higher minimums. The minimums may be modified by a Fund from time to time.

Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. The sales charge will be added to each prospective Member's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund. Under a right of accumulation offered by a Fund (as defined below), the amount of each additional investment in a specific Fund by that Fund Member will be aggregated with the amount of the Member's initial investment (including investment in the other Fund) and any other additional investments by the Member in determining the applicable sales load at the time of such investment. No sales load will be charged to certain types of investors.

Under a right of accumulation offered by each Fund, the amount of each additional investment in a Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments in determining the applicable sales load at the time of the additional investment. The right of accumulation also permits an investor's investment in a Fund to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Units purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will aggregate the amount of each additional investment in a Fund with the amount of the Member's initial investment and any other additional investments if currently owned to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

In addition, the sales load may be waived in certain cases with respect to purchases of Units by certain purchasers, including: (1) the Adviser, the Distributor, or their affiliates; (2) present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of a Fund, a Master Fund, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees; (3) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (4) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of a Fund; (5) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (6) broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of a Fund for (i) their own accounts, or (ii) the accounts of eligible clients and that charge a fee to the client for their services; (7) clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (8) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. For further information, see Appendix A of the SAI. To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. The maximum distribution compensation to be paid to distributors and related persons in connection with the initial offering of Units will not exceed [__]% of the initial gross proceeds of Units sold. Such compensation consists of the maximum sales load of 3.50%. The Distributor (or one of its affiliates) may pay from its own resources additional compensation, either at the time of sale or on an ongoing basis, to brokers and dealers for Units sold by such brokers and dealers, and for referrals of such brokers and dealers.

The Member's funds will not be accepted until the registration statement to which this Prospectus relates is declared effective. All Member funds for the initial closing of the sale of Units, and for closings of subsequent offerings, will be deposited in an escrow account maintained by PFPC Inc. as escrow agent for the benefit of the Members. Funds held in the escrow account may be invested in high quality, short-term investments and any interest earned on the funds will be paid to a Fund on the date Units are issued. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than 5 business days prior to the beginning of a month or quarter, as the case may be, if payment is sent by wire or via the National Securities Clearing Corporation.

Before a prospective Member may invest in a Fund, the Distributor or the Member's sales representative will require a certification from the prospective Member that it is an Eligible Investor and meets other requirements for investment, and that the Member will not transfer its Units except in the limited circumstances permitted under the relevant LLC Agreement. The form of Member certification that each Member will be asked to sign is contained in Appendix A of this Prospectus and will be contained in each Fund's application form. A Member's certification must be received and accepted by the Distributor along with its good payment as described above. Otherwise a Member's order will not be accepted. Various broker-dealers that have entered into selling agreements with the Distributor may use differing Member certifications, which cannot, however, alter a Fund's requirement that a Member be at a minimum an Eligible Investor.

The LLC Agreement of each Fund is contained in Appendix B of this Prospectus. Each new Member will agree to be bound by all of its terms by executing a Member certification form.

GENERAL INFORMATION


Each Fund is registered under the 1940 Act as a closed-end management investment company. The Funds were formed as limited liability companies under the laws of the State of Delaware on September 30, 2004 and have no operating history. The Funds' principal office is located at the Adviser's offices at 11 Madison Avenue, 13th Floor, New York, NY 10010. The Adviser's telephone number is 212-325-2000.

TABLE OF CONTENTS OF THE SAI [TO BE UPDATED]


INVESTMENT POLICIES AND PRACTICES                                                1
     Fundamental Policies                                                        1
     Certain Portfolio Securities and Other Operating Policies                   2
REPURCHASES, MANDATORY REDEMPTIONS, AND TRANSFERS OF UNITS                      10
     Repurchase Offers                                                          10
     Mandatory Redemptions                                                      10
     Transfers of Units                                                         11
BOARD OF MANAGERS                                                               12
INVESTMENT ADVISORY SERVICES                                                    15
     The Adviser                                                                15
PORTFOLIO MANAGERS                                                              18
     Compensation                                                               20
     Ownership                                                                  20
THE FUNDS' AND MASTER FUNDS' EXPENSES                                           20
CODE OF ETHICS                                                                  22
VOTING OF PROXIES                                                               22
PARTICIPATION IN INVESTMENT OPPORTUNITIES                                       23
OTHER MATTERS                                                                   24
     Reorganization of Private Funds                                            25
TAX ASPECTS                                                                     25
     Tax Treatment of Fund Operations                                           26
     Tax Consequences to a Withdrawing Member                                   30
     Tax Treatment of Portfolio Investments                                     31
     Foreign Taxes                                                              34
     Unrelated Business Taxable Income                                          34
     Certain Issues Pertaining to Specific Exempt  Organizations                36
     State and Local Taxation                                                   37
ERISA CONSIDERATIONS                                                            37
BROKERAGE                                                                       39
VALUATION OF ASSETS                                                             40
ACCOUNTANTS AND LEGAL COUNSEL                                                   41
CUSTODIAN                                                                       42
CONTROL PERSONS                                                                 42
SUMMARY OF LLC AGREEMENT                                                        42
FUND ADVERTISING AND SALES MATERIAL                                             44
FINANCIAL STATEMENTS                                                            45
APPENDIX A: WAIVERS OF SALES LOAD                                               46

APPENDIX A: MEMBER CERTIFICATION

In certifying that I am an "Eligible Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

        - A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;


        - A natural person who has a net worth(1) or joint net worth with my spouse at the time of purchase that exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);


        - An individual or entity having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;


        - A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;


        -    A Manager or executive officer of a Fund;


        - An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in a Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Massachusetts or similar business trust;


        - An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," or "savings and loan association," (within the meaning of Regulation D under the Securities Act of 1933 (the "1933 Act") or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

        - A broker or dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended;

        - An investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

        - An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

        -    An insurance company as defined in Section 2(13) of the 1933 Act;

        - A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

        - An entity in which all of the equity owners meet the qualifications set forth above.

I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the Prospectus of the Fund, including the member qualification and member suitability provisions contained therein. I understand

----------
        (1) As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for members who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this Member Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the ERISA: (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the Prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as a member in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify CSFB Alternative Capital, Inc. and its affiliates (collectively "CSFB") and hold harmless from any liability that CSFB may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix B to the Prospectus. I have read the LLC Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisers and understand its terms.


Signature:
           -------------------------
Name:
           -------------------------
Date:
           -------------------------

APPENDIX B: LIMITED LIABILITY COMPANY AGREEMENTS


TO BE ADDED

APPENDIX C: PERFORMANCE INFORMATION


This Appendix presents past performance information for all private investment funds, unless otherwise noted, that the Adviser manages having substantially similar investment objectives, policies and strategies for each of the CSFB Alternative Capital Multi-Strategy Fund, LLC ("Multi-Strategy Fund") and the CSFB Alternative Capital Long/Short Equity Fund, LLC ("Long/Short Equity Fund") (each a "Composite" and together the "Composites").


As described in the notes, the past performance of each Composite has been calculated net of fees and expenses. The total operating fees and expenses of a Composite may be lower than the total operating expenses of the corresponding Multi-Strategy Fund or Long/Short Equity Fund, in which case the Composite performance shown would have been lower had the total operating expense of its corresponding Multi-Strategy Fund or Long/Short Equity Fund been used to compute the comparable Composite performance.

The Composite performances of the private funds are no guarantee of future results in managing the Multi-Strategy Fund or the Long/Short Equity Fund. Please note the following cautionary guidelines in reviewing this Appendix:


        - The Composite performance is not the performance of the Multi-Strategy Fund or the Long/Short Equity Fund and is not an indication of how the Multi-Strategy Fund or the Long/Short Equity Fund would have performed in the past or will perform in the future. Each of the Multi-Strategy Fund's and Long/Short Equity Fund's performances in the future will be different from the corresponding Composite performance of the Adviser due to factors such as differences in the cash flows into and out of the private funds included in the Composites and different fees, expenses, performance calculation methods, and portfolio sizes and composition. In particular, Composite performance is not necessarily an indication of how the Multi-Strategy Fund or Long/Short Equity Fund will perform, as the accounts comprising the Composites may not be subject to investment limitations, diversification requirements and other restrictions similar to those imposed on the Multi-Strategy Fund and the Long/Short Equity Fund by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, can have a negative impact on performance.


        - Performance of the private funds are averages for the periods shown. The information below shows monthly rates of return for the years indicated, but does not reflect the volatility that may occur within a given period.

The following tables provide monthly rates of return for the years indicated.

MULTI-STRATEGY FUND-OF-FUNDS COMPOSITE (1)(2)(3)

MULTI-STRATEGY FUND-OF-FUNDS COMPOSITE (NET)


              JAN      FEB      MAR       APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV     DEC     YTD
              ---      ---      ---       ---      ---      ---      ---      ---      ---      ---      ---     ---     ---
   1998                                                                     -5.33%    0.73%    1.50%    0.86%   1.46%
   1999     -1.03%   -0.14%   -0.34%     2.20%    0.13%    1.63%    0.81%    0.77%    0.63%    0.57%    2.48%   3.87%
   2000      0.98%    3.63%   -0.69%    -2.11%    0.19%    2.12%    1.14%    1.82%   -0.19%    0.26%    0.44%   1.26%
   2001      1.64%    1.17%    0.71%     0.24%    0.52%   -0.03%    0.32%    0.88%    0.16%    0.50%   -0.61%   0.80%
   2002      0.15%   -0.83%    0.05%     0.36%    0.55%    0.19%   -0.35%    0.29%    0.28%    0.03%    0.60%   0.92%
   2003      0.97%    0.63%    0.01%     1.01%    1.81%    0.65%    0.02%    0.78%    1.18%    0.63%    0.13%   1.52%
   2004      0.84%    1.11%    0.66%    -0.49%   -0.80%    0.03%   -0.27%


MULTI-STRATEGY FUND-OF-FUNDS COMPOSITE (GROSS)


              JAN      FEB      MAR       APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV     DEC     YTD
              ---      ---      ---       ---      ---      ---      ---      ---      ---      ---      ---     ---     ---
   1998                                                                     -5.26%    0.82%    1.59%    0.94%   1.55%
   1999     -0.95%   -0.06%   -0.26%     2.29%    0.21%    1.88%    0.98%    0.94%    0.79%    0.72%    2.84%   4.36%
   2000      1.16%    4.08%   -0.68%    -2.24%    0.30%    2.42%    1.33%    2.11%   -0.13%    0.38%    0.57%   1.48%
   2001      1.90%    1.38%    0.87%     0.36%    0.67%    0.05%    0.44%    1.06%    0.25%    0.64%   -0.57%   0.95%
   2002      0.24%   -0.83%    0.13%     0.48%    0.69%    0.29%   -0.29%    0.40%    0.41%    0.12%    0.74%   1.10%
   2003      1.18%    0.77%    0.10%     1.21%    2.10%    0.81%    0.13%    0.97%    1.42%    0.81%    0.24%   1.78%
   2004      1.02%    1.31%    0.84%    -0.44%   -0.76%    0.13%   -0.22%





NOTES:


(1) The Composite results are monthly asset-weighted rates of return and have been presented both net and gross of investment advisory fees and performance fees. Performance fees are accrued only when high water marks are obtained. For each portfolio in the composite, net of fee rates of return are calculated by taking the actual quarterly advisory fee as a percentage of the account's prior month-end market value. Performance fees are accrued monthly and paid annually.

(2) The Multi-Strategy Fund-of-Funds composite is an absolute return product and does not have a benchmark.
(3) The Composite performance is not the performance of the Multi-Strategy Fund and is not an indication of how the Multi-Strategy Fund would have performed in the past or will perform in the future.

EQUITY LONG/SHORT FUND-OF-FUNDS COMPOSITE (1)(2)(3)

EQUITY LONG/SHORT FUND-OF-FUNDS COMPOSITE (NET)


             JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP       OCT      NOV      DEC     YTD
             ---      ---      ---      ---      ---      ---      ---      ---      ---       ---      ---      ---     ---
   1994                                                                                      -0.50%   -0.76%    0.68%
   1995    -0.12%    0.24%    1.07%    2.08%    1.94%    2.27%    1.95%    2.00%     1.24%   -0.48%    1.38%    1.45%
   1996     2.12%    0.17%    0.68%    2.51%    1.35%    0.44%   -1.65%    1.53%     1.55%    2.29%    2.70%    0.99%
   1997     4.46%    1.49%   -0.83%    1.02%    2.31%    2.11%    7.31%    0.71%     4.29%   -1.06%   -0.76%    2.55%
   1998    -2.29%    3.77%    4.45%    0.83%   -0.18%    0.28%    0.12%   -7.34%    -1.01%   -4.36%    1.75%    3.42%
   1999     2.87%   -1.32%    3.23%    4.53%   -0.72%    7.35%    0.88%    0.67%     0.60%    1.01%    4.69%    6.65%
   2000     0.02%    3.89%    0.21%   -1.73%   -0.49%    1.35%    0.55%    1.78%    -0.43%   -0.23%   -0.41%    1.08%
   2001     0.56%    0.42%   -0.31%    0.24%    0.81%    0.14%   -0.10%    0.07%    -1.27%    0.13%    0.59%    0.92%
   2002    -0.05%   -0.31%    0.30%    0.06%    0.04%   -1.48%   -1.70%    0.08%    -0.62%   -0.49%    0.53%   -0.13%
   2003     0.17%   -0.39%   -0.05%    1.30%    1.96%    0.65%    0.70%    0.93%     0.29%    1.04%    0.66%    1.31%
   2004     1.47%    1.41%   -0.08%   -0.52%   -0.80%    0.35%   -0.05%


EQUITY LONG/SHORT FUND-OF-FUNDS COMPOSITE (GROSS)


             JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP       OCT      NOV      DEC     YTD
             ---      ---      ---      ---      ---      ---      ---      ---      ---       ---      ---      ---     ---
   1994                                                                                      -0.50%   -0.76%    0.68%
   1995     0.03%    0.45%    1.26%    2.28%    2.10%    2.52%    2.22%    2.24%    1.42%    -0.43%    1.58%    1.59%
   1996     2.45%    0.37%    0.85%    2.72%    1.53%    0.54%   -1.63%    1.73%    1.71%     2.48%    3.10%    1.19%
   1997     5.05%    1.75%   -0.82%    1.20%    2.66%    2.44%    8.22%    0.89%    4.87%    -1.07%   -0.75%    2.93%
   1998    -2.19%    3.86%    4.54%    0.93%   -0.08%    0.38%    0.22%   -7.23%   -0.91%    -4.25%    1.85%    3.52%
   1999     3.28%   -1.36%    3.60%    5.15%   -0.70%    8.26%    1.08%    0.97%    0.85%     1.17%    5.51%    7.53%
   2000     0.13%    4.39%    0.32%   -1.76%   -0.39%    1.58%    0.72%    2.07%   -0.36%    -0.11%   -0.32%    1.29%
   2001     0.74%    0.58%   -0.18%    0.37%    0.98%    0.25%    0.02%    0.19%   -1.24%     0.26%    0.71%    1.09%
   2002     0.06%   -0.22%    0.43%    0.18%    0.16%   -1.42%   -1.59%    0.19%   -0.50%    -0.40%    0.64%    0.00%
   2003     0.33%   -0.30%    0.08%    1.44%    2.07%    0.79%    0.83%    1.09%    0.42%     1.20%    0.81%    1.53%
   2004     1.71%    1.65%    0.01%   -0.44%   -0.74%    0.50%    0.00%


NOTES:


(1) The Composite results are monthly asset-weighted rates of return and have been presented both net and gross of investment advisory fees and performance fees. Performance fees are accrued only when high water marks are obtained. For each portfolio in the composite, net of fee rates of return are calculated by taking the actual quarterly advisory fee as a percentage of the account's prior month-end market value. Performance fees are accrued monthly and paid annually.
(2) The Equity Long/Short Fund-of-Funds composite is an absolute return product and does not have a benchmark.
(3) The Composite performance is not the performance of the Long/Short Equity Fund and is not an indication of how the Long/Short Equity Fund would have performed in the past or will perform in the future.

                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC


                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS

                                   PROSPECTUS
                                [MONTH DAY], 2005

                         CREDIT SUISSE FIRST BOSTON LLC

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                     SUBJECT TO COMPLETION MARCH 15, 2005



                       STATEMENT OF ADDITIONAL INFORMATION


                                [MONTH DAY], 2005


                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC


             11 MADISON AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10010

Registrant's Telephone Number, including Area Code: 212-325-2000

This combined Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the combined Prospectus of CSFB Alternative Capital Multi-Strategy Fund, LLC, CSFB Alternative Capital Event Driven Fund, LLC, CSFB Alternative Capital Long/Short Equity Fund, LLC, CSFB Alternative Capital Relative Value Fund, LLC and CSFB Alternative Capital Tactical Trading Fund, LLC (each a "Fund") dated [MONTH DAY], 2005. A copy of the Prospectus may be obtained by contacting a Fund at the telephone number or address set forth above.

                                TABLE OF CONTENTS


                       STATEMENT OF ADDITIONAL INFORMATION


INVESTMENT POLICIES AND PRACTICES                                             1
    Fundamental Policies                                                      1
    Certain Portfolio Securities and Other Operating Policies                 2
REPURCHASES, MANDATORY REDEMPTIONS, AND TRANSFERS OF UNITS                   10
    Repurchase Offers                                                        10
    Mandatory Redemptions                                                    10
    Transfers of Units                                                       11
BOARD OF MANAGERS                                                            12
INVESTMENT ADVISORY SERVICES                                                 15
    The Adviser                                                              15
PORTFOLIO MANAGERS                                                           18
    Compensation                                                             20
    Ownership                                                                20
THE FUNDS' AND MASTER FUNDS' EXPENSES                                        20
CODE OF ETHICS                                                               22
VOTING OF PROXIES                                                            22
PARTICIPATION IN INVESTMENT OPPORTUNITIES                                    23
OTHER MATTERS                                                                24
    Reorganization of Private Funds                                          25
TAX ASPECTS                                                                  25
    Tax Treatment of Fund Operations                                         26
    Tax Consequences to a Withdrawing Member                                 30
    Tax Treatment of Portfolio Investments                                   31
    Foreign Taxes                                                            34
    Unrelated Business Taxable Income                                        34
    Certain Issues Pertaining to Specific Exempt  Organizations              36
    State and Local Taxation                                                 37
ERISA CONSIDERATIONS                                                         37
BROKERAGE                                                                    39
VALUATION OF ASSETS                                                          40
ACCOUNTANTS AND LEGAL COUNSEL                                                41
CUSTODIAN                                                                    42
CONTROL PERSONS                                                              42
SUMMARY OF LLC AGREEMENT                                                     42
FUND ADVERTISING AND SALES MATERIAL                                          44
FINANCIAL STATEMENTS                                                         45
APPENDIX A: WAIVERS OF SALES LOAD                                            46

                        INVESTMENT POLICIES AND PRACTICES


The investment objective and principal investment strategies of CSFB Alternative Capital Multi-Strategy Fund, LLC (the "Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Fund, LLC (the "Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Fund, LLC (the "Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Fund, LLC (the "Relative Value Fund") and CSFB Alternative Capital Tactical Trading Fund, LLC (the "Tactical Trading Fund") (each singly, a "Fund" and collectively, the "Funds") are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of CSFB Alternative Capital Multi-Strategy Master Fund, LLC (the "Multi-Strategy Master Fund"), CSFB Alternative Capital Event Driven Master Fund, LLC (the "Event Driven Master Fund"), CSFB Alternative Capital Long/Short Equity Master Fund, LLC (the "Long/Short Equity Master Fund"), CSFB Alternative Capital Relative Value Master Fund, LLC (the "Relative Value Master Fund") and CSFB Alternative Capital Tactical Trading Master Fund, LLC (the "Tactical Trading Master Fund") (each singly, a "Master Fund" and collectively, the "Master Funds").

As described in the Prospectus, each Fund seeks to achieve its objective by investing substantially all of its investable assets in its corresponding Master Fund. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

Each Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of such Fund (the "Units"), are listed below. Each Master Fund has substantially the same fundamental investment restrictions as the Fund. Such restrictions cannot be changed without the approval of a majority of the outstanding voting securities of a Master Fund. Within the limits of these fundamental policies, the Funds' management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. Each Fund will not concentrate (i.e., invest more than 25% of its total assets) in a particular industry or group of industries. Each Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the Securities and Exchange Commission (the "SEC") or its staff:


     1.   Borrow money;

     2.   Issue senior securities;

     3.   Underwrite securities issued by other persons;

     4.   Purchase or sell real estate and real estate mortgage loans;

     5. Purchase or sell commodities or commodity contracts including futures contracts; and

     6.   Make loans to other persons.


With respect to these investment restrictions and other policies described in this Statement of Additional Information ("SAI") or the Prospectus (except the Funds' fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Each Fund's investment policies and restrictions do not apply to the activities and transactions of Hedge Funds (as defined herein) in which assets of a Fund are invested through a Master Fund, but will apply to investments made by a Fund directly (or any account consisting solely of the Fund's assets).

The Funds' and the Master Funds' investment objectives are non-fundamental and may be changed by each Fund's and each Master Fund's Board of Managers (the "Board").

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES


As discussed in the Prospectus, the Master Funds will invest by allocating capital among a number of independent investment managers ("Hedge Fund Managers") through pooled vehicles including, but not limited to, trusts, limited liability companies and limited partnerships (collectively, the "Hedge Funds") who employ diverse investment strategies. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

EQUITY SECURITIES. The investment portfolios of Hedge Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.


Hedge Funds may generally invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalizations, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.


FIXED-INCOME SECURITIES. Hedge Funds may invest in both investment grade and non-investment grade fixed-income securities. A Hedge Fund Manager may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Hedge Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

A Hedge Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher-grade securities.


NON-U.S. SECURITIES. Hedge Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Hedge Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the United States. These factors are listed in the Prospectus under "Principal Risk Factors Relating to Hedge Funds - Non-U.S. Securities".

As a general matter, Hedge Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Hedge Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Hedge Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Hedge Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Hedge Fund's investment portfolio.


ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.


MONEY MARKET INSTRUMENTS. The Master Funds and Hedge Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as CSFB Alternative Capital, Inc. (the "Adviser") or Hedge Fund Managers deem appropriate under the circumstances. The Master Funds or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Master Fund or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from a Master Fund or a Hedge Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, a Master Fund or a Hedge Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, a Master Fund or a Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and such repurchase agreements therefore may involve greater risks. The Master Funds have adopted specific policies designed to minimize certain of the risks of loss from their use of repurchase agreements.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Master Fund or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Master Fund or a Hedge Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Hedge Fund's investment portfolio.

SPECULATIVE AND HEDGING INVESTMENT TECHNIQUES. Hedge Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that Hedge Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund may suffer losses as a result of its hedging activities.

SHORT SELLING. Hedge Funds may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same number of shares to be delivered to the purchaser, with an obligation to replace the borrowed shares at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

USE OF LEVERAGE. Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more that leverage is employed, the more likely it is that a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in relative value positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

DERIVATIVES. Hedge Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives may be volatile and involve a variety of types and degrees of risk, dependent upon the characteristics of the particular derivative and the Hedge Fund as a whole. Derivatives permit Hedge Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's performance.

If a Hedge Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's return or result in a loss. A Hedge Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


OPTIONS AND FUTURES. Hedge Funds may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Hedge Funds may include options on baskets of specific securities.

Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes a Hedge Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to the continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds need not be covered.


A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Hedge Funds may trade in derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). This may cause a Master Fund to be a commodity pool, which would require the Master Fund to comply with certain rules of the CFTC. However, each Master Fund intends to conduct its operations to avoid regulation as a commodity pool. Each Master Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation or registration as a CPO.


Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.


Engaging in these transactions involves risk of loss, which could adversely affect the value of a Hedge Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund to substantial losses.


Successful use of futures also is subject to a Hedge Fund's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Hedge Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Hedge Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Hedge Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDICES. Some or all of the Hedge Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indices will be subject to the Hedge Fund's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.


SWAP AGREEMENTS. Hedge Funds may enter into equity, interest rate, and index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.


To achieve investment returns equivalent to those achieved by a Hedge Fund in whose investment vehicles a Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.


LENDING PORTFOLIO SECURITIES. A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund typically will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty. After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a

Hedge Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund may incur a loss.

           REPURCHASES, MANDATORY REDEMPTIONS, AND TRANSFERS OF UNITS


REPURCHASE OFFERS

As discussed in the Prospectus, offers to repurchase Units will be made by each Fund at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Units from members of a Fund (the "Members") pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.


The Board will cause a Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members or persons holding Units acquired from Members. When the Board determines that a Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the Fund during such period. If a repurchase offer is oversubscribed by Members, a Fund will repurchase only a pro-rata portion of the Units tendered by each Member.

Each Fund's assets consist primarily of its interest in its Master Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, a Fund may find it necessary to liquidate all or a portion of its interest in its Master Fund. Because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interests only pursuant to repurchase offers by its respective Master Fund. A Fund will not conduct a repurchase offer for Units unless its Master Fund simultaneously conducts a repurchase offer for its respective Master Fund's interests.


Payment for repurchased Units may require a Fund to liquidate a portion of its interest in its Master Fund, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Master Fund's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by such Master Fund's Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

MANDATORY REDEMPTIONS


As noted in the Prospectus, each Fund has the right to repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances. Such mandatory repurchases may be made if:

- Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member; or


- Ownership of Units by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; or

- Continued ownership of such Units may subject a Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences; or


- Any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

-    It would be in the best interests of a Fund to repurchase Units.


TRANSFERS OF UNITS


No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only: (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member; or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships); (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children); or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to a Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to such Fund that the proposed transferee meets any requirements imposed by the Funds with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member's Units, is at least equal to a Fund minimum investment requirements.

Any transferee meeting a Fund's eligibility requirements that acquires Units in such Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers Units with the approval of the Board, a Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each

Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

Each LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless such Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

The Board of each Fund and the Board of each Master Fund (the "Master Fund's Board") provide broad oversight over the operations and affairs of the Fund and the Master Fund, respectively, and have overall responsibility to manage and control the business affairs of the Fund and the Master Fund, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's and the Master Fund's business, respectively. The Board and a Master Fund's Board exercise the same powers, authority and responsibilities on behalf of a Fund and a Master Fund, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Managers of each Board and each Master Fund's Board are not required to contribute to the capital of a Fund or the Master Fund or to hold Units of a Fund or an interest in the Master Fund. A majority of the Managers of a Board and a Master Fund's Board are persons who are not "interested persons" (as defined in the 1940 Act) of a Fund and a Master Fund, respectively (collectively, the "Independent Managers"). The Independent Managers perform the same functions for a Fund and a Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.


The identity of the Managers and officers of the Funds and the Master Funds and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager who is deemed to be an "interested person" of a Fund and the Master Fund, as defined in the 1940 Act (a "Interested Manager"), is indicated by an asterisk. The business address of each officer and the Interested Manager is 11 Madison Avenue, 13th Floor, New York, New York 10010.

                                                                                                NUMBER OF
                             POSITION(S)    TERM OF                                           PORTFOLIOS IN
                              WITH THE     OFFICE AND                                             FUND
                             FUNDS AND     LENGTH(1)                                             COMPLEX
                             THE MASTER     OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE        FUNDS        SERVED                    5 YEARS                    MANAGER         HELD BY MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Karin B. Bonding (66)         Manager       Manager     [Title], Capital Markets Institute,        15        Industry & External
705 Acorn Lane                            since March   Inc. (since 1995); Faculty Member                    Relations Advisory
Charlottesville, Virginia                     2005      and Lecturer, University of Virginia                 Board Member,
22903                                                   (since 1995); Visiting Professor,                    Department of
                                                        China Europe International Business                  Mechanical and
                                                        School (Shanghai, China) (1999,                      Aerospace Engineering,
                                                        2002, 2002) and The Institute of                     University of Virginia
                                                        Industrial Policy Studies (Seoul,
                                                        Korea) (2001).

Philip B. Chenok (69)         Manager       Manager     Professor of Accountancy, Berkeley         15        None
16 Beechwood Way                          since March   College (since 2003); Adjunct
Briarcliff, New York                          2005      Professor of Accountancy
10510                                                   (1995-2001). New York University,
                                                        Stern School of Business.

Charles A. Hurty (62)         Manager       Manager     Manager and Audit Committee                15        Manager and Audit
14 Fox Hill Lane                          since March   Chairman, GMAM Absolute Return                       Committee Chairman,
Darian, Connecticut                           2005      Strategies Fund (registered                          GMAM Absolute Return
06820                                                   investment company) (since November                  Strategies; Director of
                                                        2002); Director of Citigroup                         Citigroup Alternative
                                                        Alternative Investments                              Investments
                                                        Multi-Adviser Hedge Fund Portfolios                  Multi-Adviser Hedge
                                                        LLC (registered investment company)                  Fund Portfolios LLC
                                                        (since November 2002); and
                                                        Independent Business Consultant
                                                        (since October 2001); Partner, KPMG
                                                        LLP (accounting firm) (1993 - 2001)

Jim Vos* (AGE)(2)             Manager;    Manager and               [DESCRIPTION]                  15             [DESCRIPTION]
                             President     President
                                          since March
                                             2005



(1) Each Manager serves until retirement, resignation or removal from the Board of Managers. Managers may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.
(2)  Mr. Vos is an Interested Manager because he is an employee of the Adviser.

                    PRINCIPAL OFFICERS WHO ARE NOT MANAGERS:



                        POSITION(S) WITH THE FUNDS                                PRINCIPAL OCCUPATION DURING PAST 5
   NAME AND AGE            AND THE MASTER FUNDS       LENGTH OF TIME SERVED(1)                   YEARS
--------------------------------------------------------------------------------------------------------------------
Ed Poletti (AGE)         Chief Financial Officer       Chief Financial Officer               [DESCRIPTION]
                              and Treasurer           and Treasurer since March
                                                                2005

Eileen Ryan (AGE)        Chief Compliance Officer     Chief Compliance Officer               [DESCRIPTION]
                                                          since March 2005

Stacie Yates (AGE)              Secretary            Secretary since March 2005              [DESCRIPTION]

Nandita Hogan (AGE)        Assistant Secretary        Assistant Secretary since              [DESCRIPTION]
                                                              March 2005



(1) Each officer of the Funds serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

                                  COMPENSATION



                                                                        TOTAL COMPENSATION FROM EACH FUNDS AND FUND
NAME AND POSITION WITH FUNDS       AGGREGATE COMPENSATION FROM A FUND                     COMPLEX
-------------------------------------------------------------------------------------------------------------------
Karin B. Bonding                    [Insert Actual/Estimate for FY]           [Insert Actual/Estimate for FY]

Philip B. Chenok                    [Insert Actual/Estimate for FY]           [Insert Actual/Estimate for FY]

Charles A. Hurty                    [Insert Actual/Estimate for FY]           [Insert Actual/Estimate for FY]

Jim Vos                             $0                                                       $0



Each Independent Manager receives, in the aggregate, a retainer fee at the annual rate of $15,000 and meeting attendance fees of $1,250 for each meeting of the Board of Managers that he or she attends. Each Committee member is compensated $250 per Committee meeting that he or she attends. These fees are allocated among the Funds, the Master Funds and the other registered investment companies that are feeder funds to the Master Funds (the "Fund Complex") based on a formula that takes into account, among other factors, the relative net assets of each fund in the Fund Complex. Independent Managers are reimbursed by the Funds and the Master Funds for their travel expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from the Funds or the Master Funds. The officers of the Funds do not receive any additional compensation from the Funds or the Master Funds.

Each of the Boards and the Master Funds' Boards has formed an Audit Committee composed of the Independent Managers. The functions of the Audit Committee are:
(1) to oversee a Fund's and a Master Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of a Fund's or a Master Fund's service providers; (2) to oversee the quality and objectivity of a Fund's or a Master Fund's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between a Fund's or a Master Fund's independent auditors and each Board or each Master Fund's Board. The Chairman of the Audit Committee, [___________], receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Audit Committee of the Funds has not met.

Each of the Boards and the Master Funds' Boards has formed a Nominating and Compensation Committee composed of the Independent Managers. The Nominating and Compensation Committee is responsible for nominating candidates for election or appointment as Independent Managers, determining Independent Manager compensation and undertaking such other duties as shall be required of the Nominating and Compensation Committee from time to time by the Board. The Chairman of the Nominating and Compensation Committee, [___________], receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Nominating and Compensation Committee of the Funds has not met.

Each of the Boards and the Master Funds' Boards has formed a Valuation Committee composed of the Independent Managers. The Valuation Committee is responsible for: (i) periodically reviewing a Fund's or a Master Fund's procedures for valuing securities, and making any recommendations to a Fund or a Master Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board or the full Master Funds' Board simultaneously). The Chairman of the Valuation Committee, [_______________], receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Valuation Committee of the Funds has not met.

Each of the Boards and the Master Funds' Boards has formed a Qualified Legal Compliance Committee ("QLCC") composed of the Independent Managers. The QLCC is responsible for considering, evaluating, and making recommendations regarding reports from attorneys who work for the Funds and the Master Funds that may contain evidence of a material violation of securities laws or a breach of fiduciary duty. The Chairman of the QLCC receives no additional compensation in connection with serving in such position. As of the date of this SAI, the QLCC of the Funds and the Master Funds has not met.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER

Pursuant to the terms of an investment advisory agreement entered into between each Master Fund and the Adviser dated as of [MONTH DAY], 2005 (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising a Master Fund's continuous investment program in a manner consistent with the investment objective and policies of the Master Fund and in connection therewith shall regularly provide investment advice and recommendations to each Master Fund with respect to its investments, investment policies and purchases and sales of securities for such Master Fund and arranging for the purchase and sale of such securities.

The Adviser is authorized, subject to the approval of each Master Fund's Board and the interest holders of a Master Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to a Master Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to a Master Fund by its affiliates.


As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreements, each Master Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of its outstanding interests determined as of the last day of the month and payable each calendar quarter (before any repurchases of interests). The Advisory Agreements were approved by each Master Fund's Board (including a majority of each Master Fund's Independent Managers), at a meeting held in person on March 9, 2005, and was approved on [MONTH DAY], 2005 by the sole interest holder of each Master Fund. The Advisory Agreements' initial term is from the date of its execution through April 1, 2007, and may be continued in effect from year to year thereafter if such continuance is approved annually by each Board or by vote of a majority of the outstanding voting securities of each Master Fund; provided that in either event the continuance is also approved by a majority of each Master Fund's Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice by a Master Fund's Board; by vote of a majority of the outstanding voting securities of a Master Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.


[When considering approval of the Advisory Agreement between a Master Fund and the Adviser, the Board considered, among other things, the following:

     -  A report comparing the fees and anticipated expenses of a Master Fund;

     -  Information on the relevant peer group of funds;

     - The economic outlook and the general investment outlook in the relevant investment markets;

     - The Adviser's results and financial condition and the overall organization of the CSFB Group;


     -  Arrangements regarding the distribution of a Master Fund's Fund Units;

     -  The procedures used to determine the fair value of Master Fund assets;


     - The Adviser's anticipated management of the relationship with the custodian and Funds' accountants;

     - The resources devoted to the Adviser's compliance efforts undertaken on behalf of the private funds it manages and its efforts in regard to its first registered investment companies;

     - The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;

     -  Investment management staffing; and

     - Anticipated operating expenses (including transfer agency expenses) to be paid to third parties.]


[In evaluating each Advisory Agreement between a Master Fund and the Adviser, the Board reviewed material furnished by the Adviser at the initial Board meeting held on March 9, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under an Advisory Agreement. The Board also took into account the time and attention to be devoted by senior management to each Master Fund and its respective Funds in the Fund Complex. The Board evaluated the level of skill required to manage each Master Fund and concluded that resources available at the Adviser were appropriate to fulfill effectively the duties of the Adviser on behalf of each Master Fund. The Board also considered the business reputation of the Adviser and the CSFB Group, its international financial resources and reputation and concluded that the Adviser would be able to meet any reasonably foreseeable obligations under the Advisory Agreements.]

[The Board received information and a presentation concerning the investment philosophy and investment process to be applied by the Adviser in managing each Master Fund. In this regard, the Board considered the Adviser's in-house research capabilities and proprietary databases of hedge fund manager information, as well as other resources available to the Adviser's personnel, including research as a result of investments effected for other investment advisory clients. The Board concluded that the Adviser's investment process, research capabilities and philosophy were well suited to each Master Fund, given each such Master Fund's investment objective and policies.]

[The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Independent Managers. In assessing the information provided by the Adviser and its affiliates, the Board also took into consideration the benefits to Members of investing in a Fund that is part of an experienced fund of hedge funds manager, which is itself part of a global provider of alternate investments.]

[Based on their consideration of all factors that it deemed material and assisted by the advice of its counsel, the Board concluded that the approval of each Advisory Agreement, including the fee structure (described in the Prospectus), is in the interests of each Master Fund's Members.]

Each Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith, gross negligence in the performance of its duties; or (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty regarding receipt of compensation for advisory services (in which case any award shall be as set forth in section 36(b)(3) of the 1940 Act), the Adviser is not liable for any loss a Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security on behalf of a Master Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the names "CSFB", "Credit Suisse", "Credit Suisse First Boston", "CSFB Alternative Capital" or "CS" in connection with other registered or unregistered investment companies for which it or its affiliates may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of a Master Fund, the Adviser may withdraw the right of that Fund and/or its respective Master Fund to use the names "CSFB", "Credit Suisse", "Credit Suisse First Boston", "CSFB Alternative Capital", or "CS" as part of its name.

The Adviser or its designee maintains each Master Fund's accounts, books and other documents required to be maintained under the 1940 Act at 301 Bellevue Parkway, Wilmington, Delaware 19809, which is the address of the Administrator, PFPC Inc., and the Custodian, PFPC Trust Co., and/or 11 Madison Avenue, 13th Floor, New York, New York 10010, which is the address of the Adviser.

                               PORTFOLIO MANAGERS

In addition to the Master Funds, the portfolio managers of the Master Funds are primarily responsible for the day-to-day management of other accounts, information for which is provided below. [TO BE UPDATED]

                          OTHER ACCOUNTS MANAGED TABLE
                            (As of [MONTH DAY], 2005)



                                         REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                                COMPANIES                   VEHICLES               OTHER ACCOUNTS
                                       --------------------------------------------------------------------------------
                                                    TOTAL ASSETS              TOTAL ASSETS                TOTAL  ASSETS
                                       NUMBER OF    OF ACCOUNTS    NUMBER OF  OF ACCOUNTS    NUMBER OF    OF ACCOUNTS
FUND/PORTFOLIO MANAGER(S)              ACCOUNTS     MANAGED        ACCOUNTS   MANAGED        ACCOUNTS     MANAGED)
-----------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY MASTER FUND
[Portfolio Manager Name]

EVENT DRIVEN MASTER FUND
Patrick Adelsbach

LONG/SHORT EQUITY MASTER FUND
Joseph Larucci

RELATIVE VALUE MASTER FUND
Norman Kilarjian

TACTICAL TRADING MASTER FUND
David Scicolone



     Of the information provided in the above table, the following are the number of accounts and respective total assets for which the advisory fee is based upon the performance of the account: [TO BE UPDATED]

                    PEFORMANCE-BASED FEE ACCOUNTS INFORMATION
                            (As of [MONTH DAY], 2005)



                                         REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                                COMPANIES                   VEHICLES               OTHER ACCOUNTS
                                       -------------------------------------------------------------------------------
                                        NUMBER    TOTAL ASSETS               TOTAL ASSETS               TOTAL  ASSETS
                                          OF      OF ACCOUNTS     NUMBER OF  OF ACCOUNTS     NUMBER OF   OF ACCOUNTS
FUND/PORTFOLIO MANAGER(S)              ACCOUNTS     MANAGED        ACCOUNTS    MANAGED       ACCOUNTS      MANAGED)
----------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY MASTER FUND
[Portfolio Manager Name]

EVENT DRIVEN MASTER FUND
Patrick Adelsbach

LONG/SHORT EQUITY MASTER FUND
Joseph Larucci

RELATIVE VALUE MASTER FUND
Norman Kilarjian

TACTICAL TRADING MASTER FUND
David Scicolone



[TO BE UPDATED: The Adviser does engage in side-by-side management of both registered investment companies (i.e., the Master Funds) and investment accounts which may raise potential conflicts of interests including without limitation those associated with any differences in fee structures and trading practices. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Master Fund or other account. More specifically, portfolio managers who manage multiple Master Funds and/or other accounts are presented with the potential material conflicts. The management of multiple Master Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Master Fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or sector. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Master Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Master Fund or other account, a Master Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Master Funds and other accounts. To deal with these situations, the Adviser and the Master Funds have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Master Funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a Master Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Master Fund or the other account.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities. The Adviser and the Master Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. For more information, see the section entitled "Participation in Investment Opportunities" in this SAI.]

COMPENSATION

[TO BE UDPATED: Portfolio Manager compensation is comprised of an annual base salary plus a year-end discretionary bonus based on the Adviser's fund of fund investment management team's, Hedge Fund Investment Group's, and the performance of the portfolio manager's sectors.]

OWNERSHIP

As of [MONTH DAY], 2005, no portfolio manager owned any interests in the Funds or the Master Funds.

                      THE FUNDS' AND MASTER FUNDS' EXPENSES


Each Fund will bear all expenses incurred in its business and operations. Expenses borne by the Funds include, but are not limited to, the following:

     - All costs and expenses associated with the registration of a Fund under, and compliance with, any applicable federal or state laws;

     - Attorneys' fees and disbursements associated with updating a Fund's registration statement, Prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - The costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;


     - The fees and disbursements of a Fund's counsel, legal counsel to the Independent Managers, independent accountants for a Fund and other consultants and professionals engaged on behalf of a Fund;


     -  All costs and expenses associated with a Fund's repurchase offers;

     - The fees payable to various service providers pursuant to a Fund's Services Agreement, Administration Agreement, Member Servicing Agreement, and other agreements;

     - All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     - The costs of a fidelity bond and any liability insurance obtained on behalf of a Fund;

     - All expenses of computing a Fund's net asset value, including any equipment or services obtained for these purposes; and

     - Such other types of expenses as may be approved from time to time by the Board.

Each Master Fund will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by each Master Fund include, but are not limited to, the following:

     - All costs and expenses directly related to portfolio transactions and positions for a Master Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

     - All costs and expenses associated with the registration of a Master Fund under, and compliance with, any applicable federal or state laws;

     - Attorneys' fees and disbursements associated with updating a Master Fund's registration statement, Prospectus and other offering related documents; the costs of printing those materials and distributing them to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - The costs and expenses of holding meetings of a Master Fund's Board and any meetings of interest holders of a Master Fund, including legal costs associated with the preparation and filing of proxy materials;

     - The fees and disbursements of a Master Fund's counsel, legal counsel to the Independent Managers, if any, independent accountants for a Master Fund and other consultants and professionals engaged on behalf of a Master Fund;

     -  The Management Fee;

     - The fees payable to various service providers pursuant to a Master Fund's Administration Agreement and other agreements;

     - The costs of a fidelity bond and any liability insurance obtained on behalf of a Master Fund or the Adviser;

     - All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to interest holders of a Master Fund;

     - All expenses of computing a Master Fund's net asset value, including any equipment or services obtained for these purposes;

     - All charges for equipment or services used in communicating information regarding a Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and

     - Such other types of expenses as may be approved from time to time by a Master Fund's Board.

The Hedge Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Master Fund. The Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to each Master Fund. These expenses, fees, and allocations will be in addition to those incurred by each Master Fund itself.


                                 CODE OF ETHICS

Each Fund, its respective Master Fund, the Adviser and Credit Suisse First Boston, LLC (the "Distributor") have adopted a code of ethics. The code is designed to detect and prevent improper personal trading by their personnel, including investment personnel that might compete with or otherwise take advantage of a Master Fund's portfolio transactions. Covered persons include the Managers and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of each Master Fund. The code of ethics permits persons subject to the code to invest in securities, including securities that may be purchased or held by a Master Fund, subject to a number of restrictions and controls. Compliance with the code of ethics is carefully monitored and enforced.

The code of ethics is included as an exhibit to each Fund's and its respective Master Fund's registration statements filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                VOTING OF PROXIES

Whenever each Fund as an investor in a Master Fund is requested to vote on matters pertaining to its Master Fund (other than the termination of the Master Fund's business, which may be determined by the Managers of the Master Fund without investor approval), the Fund will hold a meeting of the Members and will vote its interest in its Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members of the Fund. Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which they receive voting instructions.


Each Master Fund invests in Hedge Funds, which generally issue non-voting securities. Therefore, each Master Fund ordinarily does not receive proxies, and is not called upon to vote proxies. Where a Master Fund is called upon to vote proxies, the Adviser's policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Master Fund and its interest holders, based on the Adviser's reasonable judgment of what is in the Master Fund's best interest. The Adviser bases its decision on analysis and judgment of the particular facts and circumstances in question. As a global financial institution, the interests of its affiliates and employees may conflict with those of a Master Fund's interest. The Adviser has policies designed to address such potential conflicts of interest which include among others, information barriers between itself and its banking, broker-dealer and asset management affiliates. Information barriers effectively prevent personnel from knowing what other affiliated entities and individuals employed by such entities are doing, thereby isolating decision-making from influence by conflicting interests.

Information regarding how a Fund voted proxies relating to securities of its respective Master Fund during the most recent 12-month period ended June 30 (starting in 2005) will be available: (i) without charge, upon request, by calling, collect at 212-325-2000; and (ii) on the SEC's website at http://www.sec.gov.


                    PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for each Master Fund that is substantially similar to the investment program employed by it for certain other accounts managed by the Adviser ("Adviser Accounts"), including private investment partnerships that have an investment program that is substantially the same as the Master Fund's investment program. As a general matter, the Adviser will consider participation by a Master Fund in all appropriate investment opportunities that are under consideration for those other Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than the Adviser commits a Master Fund's assets. There also may be circumstances under which the Adviser will consider participation by the Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of a Master Fund, or vice versa.

The Adviser will evaluate for each Master Fund and for each Adviser Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for each Master Fund or the Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for each Master Fund and each Adviser Account in the context of any particular investment opportunity, the investment activities of the Master Funds and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Funds and the Master Funds may differ from those of the Adviser Accounts. Accordingly, the future performance of each Fund and each Adviser Account will vary.

When the Adviser determines that it would be appropriate for a Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Master Fund participates, or participates to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and the Adviser will seek to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where a Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following:
(1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for a Master Fund and the Adviser Account, thereby limiting the size of a Master Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for a Master Fund and the Adviser Account where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Master Fund may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with an Adviser Account with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Managers, officers, employees and affiliates of the Adviser may buy and sell securities, including Hedge Funds or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for a Master Fund. The Adviser may invest in Hedge Funds whose service providers may be CSFB affiliates. Such Hedge Funds are not considered affiliates of the Funds by reason of such services that are provided to the Hedge Funds in the normal course.

                                  OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, a Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, a Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for a Master Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.


REORGANIZATION OF PRIVATE FUNDS

The Multi-Strategy Master Fund and the Long/Short Equity Master Fund are each a successor to various private funds sponsored by the Adviser and are each the result of those private funds' reorganization and combination. The primary difference between these private funds and the Multi-Strategy Master Fund and the Long/Short Equity Master Fund is that, following the reorganization of the private funds, the Multi-Strategy Master Fund and the Long/Short Equity Master Fund each became subject to the investment constraints of the 1940 Act and other investment constraints adopted by the Adviser.


                                   TAX ASPECTS


The following is a summary of certain aspects of the income taxation of each Fund and its Members, and of each Master Fund that should be considered by a prospective Member. Each Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any federal tax issues other than the characterization of each such Fund and its corresponding Master Fund as a partnership for federal income tax purposes.


This summary of certain aspects of the federal income tax treatment of a Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of a Fund are consistent with their overall investment plans. Further, the use of leverage by a Fund, Master Fund, and the Hedge Funds could result in the receipt of unrelated business taxable income ("UBTI") by tax-exempt investors in a Fund. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS AND THE MASTER FUNDS

In general, the federal income tax consequences of an investment in the Fund will depend on whether the Fund and its corresponding Master Fund are treated for federal income tax purposes as partnerships rather than as associations taxable as corporations.

Each Fund has received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of each such Fund and its corresponding Master Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.


If a Fund is classified as a "partnership" for federal income tax purposes and is not a "publicly traded partnership," it will not be subject to any federal income tax. Instead the Members will be subject to tax on their distributive shares of Fund income and gain and, subject to certain limitations described below, will be entitled to claim distributive shares of Fund losses. On the other hand, if a Fund were to be classified as an association taxable as a corporation or as a "publicly traded partnership," Members would be treated as shareholders of a corporation. Consequently, (a) items of income, gain, loss and deduction would not flow through to the Members to be accounted for on their individual federal income tax returns; (b) cash distributions would be treated as corporate distributions to the Members, some or all of which might be taxable as dividends, and (c) the taxable income of the Fund would be subject to the federal income tax imposed on corporations.


Sections 301.7701-1 through 301.7701-3 of the Treasury regulations, effective January 1, 1997, provides a largely elective regime for determining when an unincorporated organization may be classified as a partnership rather than an association taxable as a corporation. Under this regime, certain business entities are treated as PER SE corporations for federal tax purposes. All other business entities generally may choose their classification. Most domestic entities which are eligible to elect their status and which have at least two members are classified as partnerships by default, without having to make an affirmative election.

Each Fund and each Master Fund is an entity that has more than one member and is eligible to elect partnership classification. Furthermore, the Board of each Fund does not intend to affirmatively elect to classify the Fund as an association taxable as a corporation. Therefore, the Board of each Fund intends to cause the Fund to be classified as a partnership for federal tax purposes pursuant to Sections 301.7701-1 through 301.7701-3 of the Treasury regulations. Similarly, each Master Fund intends to be treated as a partnership for federal tax purposes.


An organization that is classified as a partnership under the rules of Treas. Reg. Section 301.7701-2 nevertheless may be treated as a corporation for federal income tax purposes.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Funds will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the
Section 7704 Regulations if it has more than 100 Members.


The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Kirkpatrick & Lockhart Nicholson Graham LLP also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of each Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, Units of each Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as publicly traded partnership taxable as a corporation.

The opinions of counsel described above, however, are not binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of such Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of such Fund; and Members would not be entitled to report profits or losses realized by such Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUNDS AND HEDGE FUNDS, AS WELL AS THE TAX IMPACT OF SUCH INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS ON THE FUNDS AS A RESULT OF BEING INVESTORS IN THE MASTER FUNDS AND, THROUGH THE MASTER FUNDS, INDIRECT INVESTORS IN HEDGE FUNDS.

As an entity treated as a partnership for tax purposes, each Fund is not itself subject to federal income tax. Each Fund will file annual partnership information returns with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of a Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.

ALLOCATION OF PROFITS AND LOSSES. Under each LLC Agreement, each Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members of that Fund and to their capital accounts without regard to the amount of income or loss actually recognized by a Fund for federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of a Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. Under each LLC Agreement, at the request of a Member, the Fund's Board, in its sole discretion, may cause a Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, no Fund Board presently intends to make such election.

Each Board decides how to report the partnership items on the applicable Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund's items have been reported. In the event the income tax returns of a Fund is audited by the Service, the tax treatment of a Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.


LIMITATIONS ON MEMBER'S DEDUCTION OF INTEREST. Section 163(d) of the Code imposes limitations on the deductibility of "investment interest" by non-corporate taxpayers. "Investment interest" is defined as interest paid or accrued on indebtedness incurred or continued to purchase properties to be held for investment. Investment interest is deductible only to the extent of net investment income less investment expenses. Investment interest that cannot be deducted for any year because of the foregoing limitation may be carried forward and allowed as a deduction in a subsequent year to the extent the taxpayer has net investment income in such year.

Because all or substantially all of the income or loss of a Fund will be considered to arise from non-passive activities, any interest expense incurred by a Member to purchase or carry its Units and its distributive share of interest expense incurred by a Fund will be subject to the investment interest limitations.


LIMITATION ON MEMBERS' DEDUCTION OF INVESTMENT EXPENSES - 2% FLOOR AND
TREATMENT OF CERTAIN OTHER EXPENSES. Miscellaneous itemized deductions of an individual taxpayer, which include investment expenses, are deductible only to the extent they exceed 2% of the taxpayer's adjusted gross income. The Treasury Department has issued regulations prohibiting the deduction through partnerships of amounts that would be nondeductible if paid by an individual. If, for any taxable year, a Fund's trading activities failed to rise to the level of a "trade or business" for federal income tax purposes, these limitations would apply to certain fees and expenses of the Fund, including management fees. The amounts of these fees and expenses would then be separately reported to the Members and, as indicated above, would be deductible by an individual Member to the extent that the Member's miscellaneous deductions exceed 2% of the Member's adjusted gross income, but only if the Member itemizes deductions.


SALE OR EXCHANGE OF FUND PROPERTY. In general, gain or loss from the disposition of property of a Fund held for more than one year (and not held primarily for sale to customers in the ordinary course of a trade or business) will be treated as long-term capital gain or loss. The deductibility of long-term capital losses may, however, be limited.


Currently, in the case of individuals and other non-corporate taxpayers, long-term capital gains generally are taxed at a maximum 15% tax rate, whereas ordinary income is taxed at a maximum rate of 35%. Net capital gain of corporations is taxed the same as ordinary income, with a maximum tax rate of 35%.

The distinction between capital gains and ordinary income is significant not only with regard to the maximum tax rate differential for individual and other non-corporate taxpayers, but also with regard to the rules concerning the offsetting of capital gains and losses. In general, capital losses are allowed only against capital gains. If an individual (or other non-corporate taxpayer) has a net capital loss, the first US$3,000 may generally offset ordinary income, and the excess may be carried over (but not back) indefinitely and applied first against capital gains, and then against ordinary income up to US$3,000, in each succeeding year. Corporations may only offset capital losses against capital gains. In general, corporations may carry back capital losses for three years and carry forward such losses for five years.

ALTERNATIVE MINIMUM TAX. Both individual and corporate taxpayers could be subject to an alternative minimum tax ("AMT") if the AMT exceeds the income tax otherwise payable by the taxpayer for the year. Due to the complexity of the AMT calculations, investors should consult with their tax advisers as to whether the purchase of Units might create or increase AMT liability. In particular, dividends that are excluded from a corporation's regular taxable income will be included in AMT income of the corporation.

EFFECT OF OWNERSHIP OF TAX-EXEMPT OBLIGATIONS ON INTEREST DEDUCTIONS. Code
Section 265(a)(2) disallows any deductions for interest paid by a taxpayer on indebtedness incurred or continued for the purpose of purchasing or carrying tax-exempt obligations. The IRS announced in Revenue Procedure 72-18, 1972-1 C.B. 740, that the prescribed purpose will be deemed to exist with respect to indebtedness incurred to finance a "portfolio investment". Therefore, in the case of an investor owning tax-exempt obligations, the IRS might take the position that any interest paid by a Member in connection with the purchase of Units should be viewed as incurred to enable it to continue carrying tax-exempt obligations, and that such investor should not be allowed to deduct its full allocable share of interest on those borrowings. In addition, pursuant to Revenue Procedure 72-18, each Member will be treated as incurring its share of any indebtedness incurred by the Fund. Therefore, a Member owning tax-exempt obligations could be denied a deduction for its share of any interest expense incurred by the Fund to purchase securities or other portfolio investments.

TERMINATION OF A FUND. If within a twelve-month period there is a sale or exchange of 50% or more of the Units in Fund capital and profits, a termination of the Fund will occur for federal income tax purposes, and the taxable year of the Fund will close. If such a termination occurs, the property of the Fund will be deemed contributed to a new partnership in exchange for Units in that partnership which are then deemed distributed to the purchasing Member and the continuing Members. Such a termination could result in the bunching of income by accelerating Fund income for that year to Members whose fiscal years differ from that of the Fund. The LLC Agreement provides that no Member may assign its Fund Units, in whole or in part. Moreover, it is not anticipated that there will be a ready market for the Units, and thus the possibility of a constructive termination is minimized. There can be no assurance, however, that a transfer of a Unit in violation of the LLC Agreement will not cause a termination of the Fund for tax purposes.


TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from a Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to a Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of a Funds' "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units.

As discussed elsewhere, each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Units; and the Board may specially allocate items of loss to a withdrawing Member to the extent its adjusted tax basis in its Units would otherwise exceed its capital account. Such a special allocation of gain or loss may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain or loss, in the Member's last taxable year in a Fund, thereby reducing the amount of long-term capital gain or loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(c)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(c)(iii). Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the distribution of securities would not be recharacterized as a distribution of cash.

TAX TREATMENT OF PORTFOLIO INVESTMENTS

IN GENERAL. Each Fund expects that the corresponding Master Fund and the Hedge Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, each Fund expects that the gains and losses from the securities transactions of the corresponding Master Fund and the Hedge Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund or a Hedge Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Master Fund.

A Master Fund may realize ordinary income from dividends and accruals of interest on securities. A Master Fund may hold debt obligations with "original issue discount." In such case, the Master Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. A Master Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, a Master Fund generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by a Master Fund. A Master Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)


CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Master Fund or a

----------

(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are: (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis; (ii) certain straddles; (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) any other transaction specified in the Regulations.

Hedge Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Master Fund actually collect such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, a Master Fund or a Hedge Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Master Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by a Master Fund with respect to such instruments will be ordinary, unless: (i) the contract is a capital asset in the hands of a Master Fund and is not a part of a straddle transaction; and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

TAXATION OF DERIVATIVE TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities in which a Master Fund or Hedge Fund may invest is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Master Fund or Hedge Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Master Fund or Hedge Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Master Fund or Hedge Fund is exercised, thereby requiring that Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Master Fund or Hedge Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Master Fund at the end of each taxable year of the Master Fund are treated for federal income tax purposes as if they were sold by the Master Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Master Fund in computing its taxable income for such year. If a Section 1256 Contract held by a Master Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.


Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. A Master Fund (and any Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Master Fund will be accepted by the Service.


SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Master Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Master Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by a Master Fund.


Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Master Fund holds a short sale position that would result in gain if it were closed, and it then acquires property that is the same as or substantially identical to the property sold short, a Master Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Master Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Master Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.


INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Master Fund or Hedge Fund were to invest (either directly or through ADRs) in stock of certain foreign corporations which generate largely passive investment-type income, or which hold a significant percentage of assets which generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of such Master Fund's or Hedge Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether a Master Fund or Hedge Fund actually receives any distributions from the PFIC, the Members would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Master Fund's or Hedge Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.


FOREIGN TAXES


It is possible that certain dividends and interest directly or indirectly received by a Master Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Master Fund or a Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.


UNRELATED BUSINESS TAXABLE INCOME


Generally, an exempt organization is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(2) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of: (i) income derived by an exempt organization (directly or

----------
(2) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their "net investment income". The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and
(ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments, if any, in partnerships engaged in a trade or business, a Master Fund's income (or loss) from these investments may constitute UBTI if received by a tax-exempt organization.

A Master Fund and the Hedge Funds may incur "acquisition indebtedness" with respect to certain of their transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, a Master Fund will treat its short sales of securities, if any, and short sales of securities in which by Hedge Funds might engage, as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(3) To the extent a Master Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which would be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

To the extent a Master Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which would be treated as UBTI (if received by a tax-exempt organization) will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of a Master Fund, an allocable portion of deductions directly connected with the Master Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion the exempt organization's income and gains that is not treated as UBTI will continue to be exempt from tax. Therefore, the possibility of realizing UBTI should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Also, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. See "ERISA Considerations".

----------
(3) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.


In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.


In some instances, an investment in a Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from a Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that each Fund will meet such 95% gross income test.


A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations".

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of

Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.


STATE AND LOCAL TAXATION


In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of a limited liability company such as a Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.


Each Member will also generally be required to include such Member's share of partnership income in determining its taxable income in the state and local jurisdiction in which it is a resident and may not be subject to personal property taxes. To the extent that a non-resident Member pays taxes to other jurisdictions due to a Fund's conduct of business there, it may be entitled to a deduction or credit against taxes owed to its state of residence with respect to the same income.

Each Fund has been organized under the laws of the State of Delaware and maintains its office and operations in New York. Neither New York State nor New York City currently impose any income tax on partnerships (including limited liability companies treated as partnerships such as the Funds).

New York City imposes an Unincorporated Business Tax ("UBT") on unincorporated entities (such as a Fund or a partnership in which a Fund may indirectly invest) engaged in business within New York City. However, there is an exception for entities trading in stocks and securities for its own account. It is expected, although no assurances can be given, that each Fund and any partnership in which a Fund indirectly invests will meet this exception and the UBT will not apply.

New York State imposes an income tax on any New York source income earned by a non-New York State resident Member of a Fund. There is an exception for income earned by such Fund from trading in stocks or securities for its own account. It is expected, although no assurances can be given, that a Fund will meet this exception and a non-New York State Member will not be subject to New York State income taxes on its allocable share of income earned by a Fund.


Since Members may be affected in different ways by state and local law, each prospective Member is advised to consult with its personal tax adviser regarding the state and local taxes payable in connection with an investment in a Fund.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which are not subject to ERISA but are subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, a Master Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and "Tax Aspects -- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches such fiduciary's responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of each Fund should not be considered to be "plan assets" of the ERISA Plans investing in a Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to a Fund. A Benefit Plan which proposes to invest in the Funds will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand a Fund's investment objective, policies and strategies, that the decision to invest plan assets in a Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and that such investment is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.


Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in a Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                                    BROKERAGE

Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund, it is expected that each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

Consistent with the principle of seeking best price and execution, a Hedge Fund Manager may place orders for a Hedge Fund with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds. In addition, not all of the supplemental information is necessarily used by a Hedge Fund Manager in connection with the Hedge Fund it manages. Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund.


Based on representations in Hedge Fund offering documents, each Fund and its respective Master Fund generally believe that Hedge Funds will follow practices similar to those described above. As discussed in the sections of the Prospectus addressing the risks of investing in Hedge

Funds, however, each Fund and its respective Master Fund have no control over Hedge Fund brokerage arrangements or operations and there is a risk of Hedge Fund misconduct.


                               VALUATION OF ASSETS

In general, as described in the Prospectus in "Calculation of Net Asset Value," each Fund will, in computing its net asset value, value its interest in a Master Fund at the net asset value provided by the Master Fund to the Fund. Each Master Fund will, in computing its net asset value, value interests in Hedge Funds at their fair value, which each Master Fund's Board has determined will ordinarily be the values of those interests as determined by the Hedge Fund Managers of the Hedge Funds in accordance with policies established by the Hedge Funds. The Board has also established procedures for the valuation of investment securities, if any, held directly by a Fund, and each Master Fund's Board has established substantially similar procedures for the valuation of investment securities held directly by each Master Fund. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1) If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2) If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) At the last sale price available to the pricing service approved by the Board; or

(2) At the last sale price obtained by a Fund, its respective Master Fund, or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3) At the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board or obtained by a Fund, its respective Master Fund, or Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1) Debt instruments that have a maturity of more than 397 days when issued;

(2) Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3) Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4) Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board. If a Fund, its respective Master Fund, or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). A Master Fund's interests in Hedge Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by each Master Fund's Board. As described in the Prospectus, with respect to each Master Fund's interests in Hedge Funds, each Master Fund will normally rely on valuation information provided by Hedge Fund Managers as being the "fair value" of such investments. Each Master Fund's Board, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund Manager does not represent the "fair value" of a Master Fund's interests in Hedge Funds.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, a Fund or the Adviser may use pricing services approved by the Board. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). Each Fund or the Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer, or pricing service that each Fund or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                          ACCOUNTANTS AND LEGAL COUNSEL


PricewaterhouseCoopers, LLP serves as the independent auditors of each Fund and its respective Offshore Fund. Its principal business address is [_______________].

Kirkpatrick & Lockhart Nicholson Graham LLP, Boston, Massachusetts, acts as counsel to each Fund.

                                    CUSTODIAN


PFPC Trust Co. (the "Custodian") serves as the custodian of each Fund's, its respective Offshore Fund's, and its respective Master Fund's assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by each Board or each Master Fund's Board. Assets of a Master Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809.


                                 CONTROL PERSONS

Before the commencement of each Fund's operations, the Adviser is the only person owning of record or beneficially more than 25% of the outstanding Units.

                            SUMMARY OF LLC AGREEMENT


The following is a summary description of additional items and of select provisions of the LLC Agreements that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of LLC Agreement contained in Appendix B to the Prospectus.

LIABILITY OF MEMBERS. Members in a Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of a Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to a Fund pursuant to each LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to a Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as a Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Units and any other amounts received by the Member from a Fund during or after the fiscal year to which any debt, obligation or liability of a Fund is incurred).

DUTY OF CARE. Each LLC Agreement provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to a Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by a Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of a Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of a Fund or by reason of any change in the federal or state income tax laws applicable to a Fund or its Members. The rights of indemnification and exculpation provided under each LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY. By purchasing Units and by signing a Fund's LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the Prospectus as Appendix A), each Member will appoint the officers of its respective Fund and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of a Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in a Fund or the Fund's LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of a Fund.

The power-of-attorney granted in each LLC Agreement is a special power-of-attorney coupled with an interest in favor of the officers of each Fund and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by each Board for admission to each Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION. A Fund will be dissolved:


     -  Upon the affirmative vote to dissolve such Fund by the Board; or

     - Upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of such Fund; or

     -  As required by operation of law.

Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of a Fund and liquidating their assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Units and Capital Accounts - Allocation of Net Profits and Losses".

Upon the dissolution of a Fund, its assets are to be distributed: (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses; (2) next to satisfy debts, liabilities and obligations owing to the Members; (3) next to the Adviser to the extent of any balance in the Adviser's account; and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.


VOTING. Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of a

Fund's agreement with any investment adviser of the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.


Whenever each Fund, as investor in a Master Fund, is requested to vote on matters pertaining to its respective Master Fund (other than the termination of the Master Fund's business, which may be determined by the Managers of the Master Fund without investor approval), each Fund will hold a meeting of the Members and will vote its interest in its respective Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its Members. Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which it receives voting instructions.


REPORTS TO MEMBERS. Each Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete federal and state income tax or information returns, along with any other tax information required by law. Each Fund will produce a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Such reports will be sent to Members no more than 10 days after this 60-day period. Quarterly reports from the Adviser regarding a Master Fund's operations during each fiscal quarter also will be sent to Members.

Fiscal Year. For accounting purposes, a Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of a Fund will commence on the date of the initial closing and will end on March 31, 2006. For tax purposes, a Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances a Fund may be required to adopt a taxable year ending on another date. A taxable year ending on such other date may therefore be required temporarily until a Fund has attracted additional investors with calendar years for tax purposes, at which time the Fund may be eligible to change its taxable year-end to ______________.


                       FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to a Fund and reports to Members may include quotations of investment performance. In these materials, a Fund's performance will normally be portrayed as the net return to an investor in a Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray a Fund's investment performance. A Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing a Fund, may also be used to advertise or market a Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of a Fund's investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio's performance. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in a Fund.

                              FINANCIAL STATEMENTS

Each Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

                        APPENDIX A: WAIVERS OF SALES LOAD

WAIVERS OF SALES LOAD FOR CERTAIN PURCHASERS

Units purchased by the following investors are not subject to any sales load (and no commissions to brokers or dealers are paid on such purchases):

     -  The Adviser, the Distributor, or their affiliates;

     - Present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of the Funds, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees;

     - Purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

     - Purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Funds;

     - Brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals);

     - Broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Funds for: (i) their own accounts; or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

     - Clients of such investment advisers or financial planners described above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and

     - Orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes.

WAIVERS OF SALES LOAD IN CERTAIN TRANSACTIONS.

Units issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid on such purchases):

     - Units issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Funds are a party; and

     -  Units purchased by the reinvestment of distributions from the Funds.

                            PART C--OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:

     In Part A:       Not applicable.

     In Part B:       Independent Auditor's Report*
                      Statement of Assets and Liabilities*
                      Notes to Statement of Assets and Liabilities*
     * To be filed by amendment.

(2)  Exhibits:

     (a)    (i)  Certification of Formation is incorporated by reference to the initial filing of the registration statement on Form N-2 (the "Registration Statement") filed on October 28, 2004.

            (ii) Limited Liability Company Agreement is filed herewith.

     (b)    By-Laws are filed herewith.

     (c)    Not applicable.

     (d)    Not applicable.

     (e)    Not applicable.

     (f)    Not applicable.

     (g)    Not applicable.

     (h)    (i)    Form of Distribution Agreement is filed herewith.

            (ii) Form of Selling Agreement between Credit Suisse First Boston LLC and selected dealers is filed herewith.

     (i)    Not applicable.

     (j)    (i)    Form of Custodian Services Agreement is filed herewith.

            (ii)   Form of Escrow Agreement is filed herewith.

            (iii) Form of Administration, Accounting and Investor Services Agreement is filed herewith.

     (k)    (i)    Form of Services Agreement is filed herewith.

            (ii) Form of Member Servicing Agreement is to be filed by amendment.

            (iii)  Expense Limitation Agreement is to be filed by amendment.

     (l) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP are to be filed by amendment.

     (m)    Not applicable.

     (n)    (i)    Opinions and Consent of Kirkpatrick & Lockhart Nicholson
                   Graham LLP on tax matters are to be filed by amendment.

            (ii) Consent of Independent Auditors is to be filed by amendment.

     (o)    Not applicable.

     (p) Agreement Regarding Provision of Initial Capital is to be filed by amendment.

     (q)    Not applicable.

     (r)    Code of Ethics is to be filed by amendment.

     (s)    Powers of Attorney are filed herewith.

ITEM 26.    MARKETING ARRANGEMENTS

The form of Distribution Agreement is filed herewith as exhibit (h)(i).

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering will be borne entirely by the Adviser and waived as to the Registrant.

TYPE OF EXPENSE                                                       AMOUNT
---------------                                                       ------
Registration and Filing Fees                                          $________________

National Association of Securities Dealers,
Inc. Fees                                                             $________________

Federal Taxes                                                         $________________

State Taxes and Fees                                                  $________________

Managers' and Transfer Agents' Fees                                   $________________

Costs of Printing and Engraving                                       $________________

Accounting and Legal Fees and Expenses                                $________________
---------------------------------------------------------------------------------------
TOTAL                                                                 $________________

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

CSFB Alternative Capital Event Driven Fund, LLC
CSFB Alternative Capital Event Driven Institutional Fund, LLC
CSFB Alternative Capital Long/Short Equity Fund, LLC
CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC

CSFB Alternative Capital Multi-Strategy Fund, LLC
CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC
CSFB Alternative Capital Relative Value Fund, LLC
CSFB Alternative Capital Relative Value Institutional Fund, LLC and CSFB Alternative Capital Tactical Trading Institutional Fund, LLC

may be considered to be under common control with Registrant at the time of this filing.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of March 11, 2005 of each class of securities of the Registrant:

TITLE OF CLASS                                            NUMBER OF RECORD HOLDERS
--------------                                            ------------------------
Units of Limited Liability Company Interests, par         0
value $0.01 per share

ITEM 30.    INDEMNIFICATION

Registrant's Limited Liability Company Agreement, By-Laws, and General Distributor's Agreement are expected to contain provisions limiting the liability, and providing for indemnification, of the Registrant's Managers and officers under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption "Investment Advisory Services" in the Statement of Additional Information; and
(ii) the Form ADV of CSFB Alternative Capital, Inc. (the "Adviser") (File No. 801-55321) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, PFPC Trust Co., and its transfer agent, PFPC Inc., with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Adviser, located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

ITEM 33.    MANAGEMENT SERVICES

Not applicable.

ITEM 34.    UNDERTAKINGS

     1.     Not applicable.

     2.     Not applicable.

     3.     Not applicable.

     4.     The Registrant undertakes:

            a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

            (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

            (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

            (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            b. That, for purposes of determining liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

            c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.     Not applicable.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES


Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York on the 15th of March 2005.


                             CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC


                                              By:    /s/ Jim Vos
                                                     ---------------------------
                                                     Jim Vos
                                                     President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                        TITLE                                     DATE
-----------------------------    --------------------------------------    --------------------
/s/ Jim Vos                      President and Manager                     March 15, 2005
-----------------------------
Jim Vos

/s/ Ed Poletti                   Chief Financial Officer and Treasurer     March 15, 2005
-----------------------------
Ed Poletti

/s/ Karin B. Bonding        *    Manager                                   March 15, 2005
-----------------------------
Karin B. Bonding

/s/ Philip B. Chenok        *    Manager                                   March 15, 2005
-----------------------------
Philip B. Chenok

/s/ Charles A. Hurty        *    Manager                                   March 15, 2005
-----------------------------
Charles A. Hurty



     *By:   /s/ Stacie Yates
            --------------------
            Stacie Yates
            Attorney-In-Fact**
            March 15, 2005

** Powers of Attorney are filed herewith as exhibit(s) to this Pre-Effective Amendment No. 1 to the Registration Statement.

                                INDEX TO EXHIBITS

(a)(ii)  Limited Liability Company Agreement
(b)      By-Laws
(h)(i)   Form of Distribution Agreement
(h)(ii) Form of Selling Agreement between Credit Suisse First Boston LLC and selected dealers
(j)(i)   Form of Custodian Services Agreement
(j)(ii)  Form of Escrow Agreement
(j)(iii) Form of Administration, Accounting and Investor Services Agreement
(k)(i)   Form of Services Agreement
(s)      Powers of Attorney